UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Vimeo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Anjali Sud
Chief Executive Officer

April 25, 2023
Dear Fellow Stockholders,
It is an exciting time to be in video. Every business in the world is now embracing video as a required communication medium, and Vimeo has built the leading solution for businesses to create, manage and share high-quality content. Our product is known for its unique ability to take the most complex video needs and make them simple, and in 2023 we will deliver innovation through simplicity, by making video far easier for businesses to use and by making our investments more focused and efficient.
We ended 2022 demonstrating the power of this approach with our flagship Vimeo Enterprise business growing bookings 59% year-over-year, and with our second consecutive quarter of positive Adjusted EBITDA and Free Cash Flow (see Annex B). We believe we are well positioned to get our self-serve business back to growth and sustain the exciting momentum of Vimeo Enterprise in 2023, while continuing to deliver profitability and cash flow regardless of market and economic fluctuations.
To that end, we are pleased to invite you to Vimeo’s Annual Meeting of Stockholders on June 6, 2023, held virtually via www.virtualshareholdermeeting.com/VMEO2023. At this year’s meeting, we will vote on the election of directors, the ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for 2023, and an amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan to increase the number of shares that may be delivered under the Plan by 10,000,000. We will also hold a non-binding advisory vote on the frequency of holding future advisory votes on executive compensation. Finally, we will transact such other business as may properly come before the meeting, and stockholders will have an opportunity to ask questions. Our Board of Directors believes that these proposals are in the best interests of Vimeo and its stockholders and recommends a vote consistent with the Board’s recommendation for each proposal.
Your vote is important! Even if you plan to participate in the annual meeting, please vote by internet, telephone or mail as soon as possible to ensure your vote is recorded promptly. The instructions set forth in the Notice of 2023 Annual Meeting of Stockholders, Notice of Internet Availability of Proxy Materials, your proxy card and the instructions that accompanied your proxy materials explain how to vote your shares.
As we enter our third year as a public company, we are confident in our leadership, our team and our Board’s stewardship. We have built an innovative product that touches nearly 300 million users, and have assembled a talented team who are executing a validated strategy with focus and passion. We remain deeply appreciative of the support that you, our stockholders, provide.
Sincerely,
Anjali Sud
Chief Executive Officer
330 WEST 34TH STREET 5TH FLOOR NEW YORK, NEW YORK 10001
212-524-8791
www.vimeo.com

Notice of 2023 Annual Meeting of Stockholders
Vimeo, Inc.
330 West 34th Street
5th Floor
New York, New York 10001
Dear Stockholders:
Vimeo, Inc. (“Vimeo”) is making this proxy statement available to holders of our common stock and Class B common stock in connection with the solicitation of proxies by Vimeo’s Board of Directors for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 6, 2023 at 10:00 a.m. Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/VMEO2023. At the Annual Meeting, stockholders will be asked:

to elect the ten Board nominees named in the accompanying proxy statement, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from Vimeo’s Board of Directors);

to hold a non-binding advisory vote (the “say on frequency” vote) on the frequency of holding future advisory votes on executive compensation (the “say on pay” vote);
to ratify the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2023 fiscal year;
to approve the amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan (the “2021 Plan”) to increase the number of shares that may be delivered under the 2021 Plan by 10,000,000; and
to transact such other business as may properly come before the meeting and any related adjournments or postponements.
Vimeo’s Board of Directors has set April 10, 2023 as the record date for the Annual Meeting. This means that holders of record of Vimeo’s common stock and holders of record of our Class B common stock (collectively, “Vimeo capital stock”) at the close of business on that date are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.
As permitted by applicable Securities and Exchange Commission rules, on or about April 25, 2023, Vimeo mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Annual Meeting proxy statement and 2022 Annual Report on Form 10-K online, as well as instructions on how to obtain printed copies of these materials by mail.
Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2023, you will need the sixteen-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS,

April 25, 2023	JESSICA TRACY Vice President, Associate General Counsel & Assistant Secretary

PROXY SUMMARY	1
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	2
SEPARATION OF VIMEO AND IAC	8
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	9
PROPOSAL 1—ELECTION OF DIRECTORS	11
Proposal and Required Vote	11
Information Concerning Director Nominees	11
Corporate Governance	14
Code of Conduct	17
Prohibition on Hedging and Short Sales	17
The Board and Board Committees	17
PROPOSAL 2— Advisory Vote on the Frequency of Holding Future Stockholder AdvisoryVotes on the Compensation of our Named Executive Officers (the “Say on Frequency” Vote)	20
Vote Required	20
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
Vote Required	21
AUDIT COMMITTEE MATTERS	22
Audit Committee Report	22
Fees Paid to Our Independent Registered Public Accounting Firm	23
Audit and Non-Audit Services Pre-Approval Policy	23
PROPOSAL 4—Approval of Amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan to Increase the Number of Shares That May Be Delivered Under the 2021 Plan by 10,000,000	24
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS	35
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	36

Vimeo, Inc. 2023 Proxy Statement i

ii Vimeo, Inc. 2023 Proxy Statement

Proxy Summary
The information provided in this Proxy Summary is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. We believe that this format will allow us to preserve stockholder access while saving time and money for both us and our stockholders. By following the instructions in this proxy statement, stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting.
Notice of Annual Meeting of Stockholders Date Tuesday, June 6, 2023 Time 10:00 a.m. Eastern Time	There are four ways to vote:

	• by Internet at www.proxyvote .com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 5, 2023 (have your Notice or proxy card in hand when you visit the website);	• by toll-free telephone until 11:59 p.m. Eastern Time on June 5, 2023 at 1-800-690-6903 (be sure to have your Notice or proxy card in hand when you call);	• by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials); and
•
by attending and voting at the virtual Annual Meeting by visiting www.virtualshareholder
meeting.com/VMEO2023, where stockholders may vote and submit questions during the Annual Meeting (have your proxy card in hand when you visit the website).

Our Board of Directors (the “Board”) recommends that all stockholders vote as follows:
Proposal 1	The election of the ten Board nominees named in this proxy statement	FOR
Proposal 2	With respect to the say on frequency vote, to hold the say on pay vote every year at our Annual Meeting of Stockholders	EVERY ONE YEAR
Proposal 3	The ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for our fiscal year ending December 31, 2023	FOR
Proposal 4	The approval of the amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan (the “2021 Plan”) to increase the number of shares that may be delivered under the 2021 Plan by 10,000,000	FOR

Vimeo, Inc. 2023 Proxy Statement 1

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
Why did I receive a Notice of Internet Availability of Proxy Materials?

A:
In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to deliver this proxy statement and our 2022 Annual Report on Form 10-K to our stockholders online in lieu of mailing printed copies of these materials to each of its stockholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this proxy statement and our 2022 Annual Report on Form 10-K online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our stockholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of  (and lowering the costs associated with) the printing and distribution of our proxy materials.

The Notice, the proxy materials and the 2022 Annual Report on Form 10-K are being mailed on or about April 25, 2023 to stockholders of record at the close of business on April 10, 2023 and this proxy statement and our 2022 Annual Report on Form 10-K will be available at www.proxyvote.com beginning on April 25, 2023. If you received a Notice by mail but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.
Q:
Can I vote my shares by filling out and returning the Notice?

A:
No. However, the Notice provides instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) by voting at the Annual Meeting online at www.virtualshareholdermeeting.com/ VMEO2023.

Q:
How do I participate in the Annual Meeting?

A:
To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/VMEO2023 on Tuesday, June 6, 2023 by 10:00 a.m. Eastern Time and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.

We will hold our question and answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the Annual Meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above will be permitted to submit questions during the Annual Meeting, and such stockholders may submit a question at any time during the meeting by visiting www.virtualshareholdermeeting.com/VMEO2023. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic, and must follow the “Rules of Conduct” that will be available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above.
Q:
Why are we holding the Annual Meeting virtually?

A:
This year we will host the Annual Meeting exclusively online. We believe that this format will allow us to preserve stockholder access while saving time and money for both Vimeo and its stockholders.

Q:
What if I have technical difficulties or trouble accessing the virtual meeting website during the Annual Meeting?

A:
If you experience technical difficulties accessing the virtual meeting, please contact the technical support telephone number posted on the virtual stockholder meeting login page.

2 Vimeo, Inc. 2023 Proxy Statement

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of Vimeo capital stock at the close of business on April 10, 2023, the record date for the Annual Meeting established by Vimeo’s Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

At the close of business on April 10, 2023, there were 156,355,108 shares of Vimeo common stock and 9,399,250 shares of Class B common stock outstanding and entitled to vote. Holders of Vimeo common stock are entitled to one vote per share and holders of Class B common stock are entitled to ten votes per share.
Q:
What is the difference between a stockholder of record and a stockholder who holds Vimeo shares in street name?

A:
If your Vimeo shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record. If your Vimeo shares are held in the name of your broker, bank or other holder of record, then you are the beneficial owner of shares held in street name and our proxy materials are being forwarded to you by that organization. You may examine a list of the stockholders of record as of the close of business on April 10, 2023, the record date for the Annual Meeting, for any purpose germane to the Annual Meeting during normal business hours during the 10-day period ending on the day before the meeting at Vimeo’s corporate headquarters, located at 330 West 34th Street, 5th Floor, New York, New York 10001.

Q:
What shares are included on the enclosed proxy card?

A:
If you are a stockholder of record only, you will receive one proxy card from Broadridge for all Vimeo shares that you hold. If you hold Vimeo shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your Vimeo shares. If you are a stockholder of record and hold additional Vimeo shares in street name, you will receive proxy materials from Broadridge and the third party or parties through which you hold your Vimeo shares.

Q:
What are the quorum requirements for the Annual Meeting?

A:
The presence at the Annual Meeting, in person or by proxy, of holders having a majority of the total votes entitled to be cast by holders of Vimeo capital stock at the Annual Meeting constitutes a quorum. When the holders of Vimeo common stock vote as a separate class on a given matter, the presence at the Annual Meeting of holders of a majority of the total votes entitled to be cast by holders of Vimeo common stock is required for a quorum to be met with respect to such matter. Stockholders who participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2023 will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of Vimeo capital stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Q:
What matters will Vimeo stockholders vote on at the Annual Meeting?

A:
Vimeo stockholders will vote on the following proposals:

•
Proposal 1— to elect the ten Board nominees named in this proxy statement, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board);

•
Proposal 2— to hold an advisory vote on the frequency of holding future say on pay votes;

•
Proposal 3— to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year;

•
Proposal 4— to approve the amendment of the 2021 Plan to increase the number of shares that may be delivered under the 2021 Plan by 10,000,000; and

•
to transact such other business as may properly come before the Annual Meeting and any related adjournments or postponements.

Vimeo, Inc. 2023 Proxy Statement 3

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
What are my voting choices when voting for director nominees and what votes are required to elect director nominees to the Vimeo Board?

A:
You may vote in favor of all director nominees, withhold votes as to all director nominees or vote in favor of and withhold votes as to specific director nominees.

The election of each of Adam Gross, Jay Herratti, Mo Koyfman, Nabil Mallick, Glenn H. Schiffman, Alexander von Furstenberg and Anjali Sud as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo capital stock, with each share of common stock and Class B common stock representing the right to one and ten vote(s), respectively. “Plurality” means the director nominees receiving the largest number of votes cast “FOR” will be elected.
The election of each of Alesia J. Haas, Ida Kane and Shelton “Spike” Lee as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo common stock voting as a separate class.
The Board recommends that our stockholders vote FOR the election of each of the director nominees.
Q:
What are my voting choices when voting on the advisory proposal on the frequency of holding future say on pay votes and what votes are required to approve this proposal?

A:
You may vote in favor of holding the say on pay vote every year, every two years or every three years or you may abstain from voting on the advisory proposal.

The approval, on an advisory basis, of the frequency of holding future say on pay votes requires the affirmative vote of the holders of a majority of the voting power of the shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together. However, if no choice receives a majority of votes, then the option that receives the highest number of votes cast by stockholders will be considered by the Board to be the stockholders’ recommendation as to the frequency of holding future say on pay votes.
As an advisory vote, the votes cast in connection with this proposal are not binding on the Company. While the Board is making a recommendation with respect to the proposal, Vimeo stockholders are being asked to vote for one of the choices specified above and not whether they agree or disagree with the Board’s recommendation.
The Board recommends that our stockholders vote for holding the say on pay vote EVERY YEAR at Vimeo’s Annual Meeting of Stockholders.
Q:
What are my voting choices when voting on the ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2023 fiscal year and what votes are required to ratify such appointment?

A:
You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

The ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2023 fiscal year requires the affirmative vote of the holders of a majority of the voting power of shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together.
The Board recommends that our stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2023 fiscal year.
Q:
What are my voting choices when voting on the amendment of the 2021 Plan?

A:
You may vote in favor of the amendment, vote against the amendment or abstain from voting on the amendment of the 2021 Plan.

4 Vimeo, Inc. 2023 Proxy Statement

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
The amendment of the 2021 Plan requires the affirmative vote of the holders of a majority of the voting power of shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together.
The Board recommends that our stockholders vote FOR the amendment of the 2021 Plan.
Q:
Who will conduct the proxy solicitation and how much will it cost?

A:
We are soliciting proxies from shareholders on behalf of our Board of Directors and will pay for all costs incurred by Vimeo in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Vimeo and its subsidiaries may solicit proxies from stockholders of the Company in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses. We will make arrangements with the brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of capital stock.

Q:
Could other matters be decided at the Annual Meeting?

A:
As of the date of this proxy statement, we are not aware of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement.

If any other matters are properly presented at the Annual Meeting for consideration, the two Vimeo officers who have been designated as proxies for the Annual Meeting (Anjali Sud and Gillian Munson) will have the discretion to vote on those matters for stockholders who have submitted their proxy.
Q:
What do I need to do to vote at the Annual Meeting?

A:
The Vimeo Board is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares before the date of the Annual Meeting in any of three ways:

•
Submitting a proxy online: Submit your proxy online at www.proxyvote.com. Online proxy voting is available 24 hours a day and will close at 11:59 p.m. Eastern Time, on Monday, June 5, 2023;

•
Submitting a proxy by telephone: Submit your proxy by telephone by using the toll-free telephone number provided on your proxy card (1-800-690-6903). Telephone proxy voting is available 24 hours a day and will close at 11:59 p.m. Eastern Time, on Monday, June 5, 2023; or

•
Submitting a proxy by mail: If you choose to submit your proxy by mail, simply mark, date and sign your proxy, and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2023 and vote your shares online during the Annual Meeting, even if you have previously submitted your vote. To do so, you will need the sixteen-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.
For Vimeo shares held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from Vimeo or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.
Q:
If I hold my Vimeo shares in street name, will my broker, bank or other holder of record vote these shares for me?

A:
If your shares of Vimeo capital stock are held in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted by your broker, bank and/or other holder of record depends on the type of item being considered for a vote.

Vimeo, Inc. 2023 Proxy Statement 5

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Non-Routine Items. The election of directors and the “say on frequency” advisory proposal are non-routine items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of Vimeo capital stock will be represented by “broker non-votes” for this proposal.
Routine Items. The ratification of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2023 fiscal year is a routine item. Generally, brokers, banks and other holders of record that do not receive voting instructions from you may vote on this proposal in their discretion.
Q:
What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting?

A:
Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum.

•
For any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (the auditor ratification proposal, the “say on frequency” advisory proposal, and the 2021 Plan amendment proposal), abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against.

•
For any proposal for which the voting standard is based on the actual number of votes cast at the meeting (the election of directors), abstentions have no impact on the vote.

Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by stockholders at the Annual Meeting.
Q:
Can I change my vote or revoke my proxy?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

•
submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting, provided that any such proxy submitted by mail must be received at 330 West 34th Street, 5th Floor, New York, New York 10001, Attention: General Counsel & Secretary no later than 5:00 p.m. Eastern Time on June 5, 2023;

•
delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy, provided that such written notice must be received at 330 West 34th Street, 5th Floor, New York, New York 10001, Attention: General Counsel & Secretary no later than 5:00 p.m. Eastern Time on June 5, 2023; or

•
participating in the Annual Meeting and voting online during the Annual Meeting at www.virtualshareholdermeeting.com/VMEO2023 (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.
If you hold your Vimeo shares through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.
Q:
What if I do not specify a choice for a matter when returning a proxy?

A:
If you sign and return a proxy card but do not give specific instructions on how your shares should be voted, the shares represented by your proxy card will be voted FOR the election of all director nominees, holding a non-binding advisory say on pay vote each year, the ratification of the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2023 fiscal year, and FOR the amendment of the 2021 Plan, and in the discretion of the persons designated as proxies as to any other matter that may properly come before the Annual Meeting.

6 Vimeo, Inc. 2023 Proxy Statement

Questions and Answers Regarding this Solicitation and Voting at the Annual Meeting
Q:
What should I do if I have questions about the Annual Meeting?

A:
If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.virtualshareholdermeeting.com/VMEO2023 and vote at that time, or if you would like copies of any of the documents referred to in this proxy statement, contact Vimeo Investor Relations at +1 212-524-8791 or ir@vimeo.com.

Vimeo, Inc. 2023 Proxy Statement 7

Separation of Vimeo and IAC
On May 25, 2021, we completed (i) the separation of Vimeo from IAC/InterActiveCorp (“IAC”) through a series of transactions that resulted in the transfer of IAC’s Vimeo business to Vimeo, Inc. (formerly named “Vimeo Holdings, Inc.”), and Vimeo becoming an independent, separately traded public company through a spin-off from IAC (the “Spin-off”); and (ii) the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of March 12, 2021 (the “Merger Agreement”), by and among Vimeo, Stream Merger Sub, Inc., a wholly-owned subsidiary of Vimeo, and Vimeo.com, Inc., a subsidiary of IAC formerly named “Vimeo, Inc.” (“Vimeo OpCo”). Following completion of the Spin-off, Vimeo’s common stock, par value $0.01 per share, began trading under the symbol “VMEO” on The Nasdaq Global Select Market (“Nasdaq”) on May 25, 2021.
As used in this proxy statement, “Vimeo,” “the Company,” “we,” “our,” “us” and similar terms refer to Vimeo OpCo with respect to any period prior to the Spin-off and to Vimeo, Inc. with respect to any period following the Spin-off.

8 Vimeo, Inc. 2023 Proxy Statement

Special Note Regarding Forward-Looking Statements
This proxy statement contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “may, “could,” “should,” “would,” “anticipates,” “estimates,” “expects,” “plans,” “projects,” “forecasts,” “intends,” “targets,” “seeks” and “believes,” as well as variations of these words, among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to Vimeo’s future results of operations and financial condition, business strategy, and plans and objectives of management for future operations. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions. Actual results could differ materially from those contained in or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to:
•
we have a history of losses,

•
our prior rapid growth may not be indicative of future performance,

•
our limited operating history as a pure software-as-a-service (“SaaS”) company and our limited history of selling such plans on a sales-assisted basis,

•
our total addressable market may prove to be smaller than we expect,

•
our ability to read data and make forecasts may be limited,

•
we may not have the right product/market fit,

•
we may not be able to attract free users or paid subscribers,

•
we may not be able to convert our free users into subscribers,

•
competition in our market is intense,

•
we may not be able to scale our business effectively,

•
we may need additional funding as we continue to grow our business,

•
we may experience service interruptions,

•
hosting and delivery costs may increase unexpectedly,

•
weakened global economic conditions may harm our industry, business and results of operations,

•
our business involves hosting large quantities of user content,

•
we have been sued for hosting content that allegedly infringed on a third-party copyright,

•
we may face liability for hosting a variety of tortious or unlawful materials,

•
we have faced negative publicity for removing, or declining to remove, certain content, regardless of whether such content violated any law,

•
we collect, store and process large amounts of content and personal information and any loss of or unauthorized access to such data could materially impact our business,

•
the continuing effects of the COVID-19 pandemic are highly unpredictable and could be significant, and the duration and extent to which this will impact our future results of operations and overall financial performance remains uncertain,

•
we have been the target of cyberattacks by malicious actors, and

•
the risks described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 27, 2023.

Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ from those contained in, or implied by, any forward-looking statements.

Vimeo, Inc. 2023 Proxy Statement 9

Special Note Regarding Forward-Looking Statements
You should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. You should read this proxy statement and the documents that we reference in this proxy statement with the understanding that our actual future results, levels of activity, performance, and achievements may be materially different from what we expect. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified by these cautionary statements.

10 Vimeo, Inc. 2023 Proxy Statement

Proposal 1	✓ The Board recommends that our stockholders vote FOR the election of all director nominees.
Election of Directors
Proposal and Required Vote
At the upcoming Annual Meeting, a board of ten directors will be elected, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning director nominees, all of whom are incumbent directors of Vimeo (with the exception of Mr. von Furstenberg) and have been recommended by the Nominating and Corporate Governance Committee for re-election, appears below. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board.
The election of each of Adam Gross, Jay Herratti, Mo Koyfman, Nabil Mallick, Glenn H. Schiffman, Alexander von Furstenberg and Anjali Sud as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo capital stock voting together as a single class, with each share of common stock and Class B common stock representing the right to one and ten vote(s), respectively.
The Board has designated Alesia J. Haas, Ida Kane and Shelton “Spike” Lee as nominees for those positions on the Board to be elected by the holders of Vimeo common stock voting as a separate class. The election of each of them as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of Vimeo common stock voting as a separate class.
Information Concerning Director Nominees
Background information about each director nominee is set forth below, including information regarding the specific experiences, characteristics, attributes and skills considered in connection with the nomination of each director nominee, all of which the Nominating and Corporate Governance Committee and the Board believe provide the Company with the perspective and judgment needed to guide, monitor and execute its strategies. Kendall Handler will not stand for re-election. Accordingly, her term as a member of the Board will expire at the Annual Meeting. Mr. Alexander von Furstenberg has been nominated to fill the vacancy that will be created by Ms. Handler’s end of service. The Board thanks Ms. Handler for her service.
Adam Gross, age 51, has served as a member of our Board since May 2021. Mr. Gross has served as an advisor to (and has invested in) a variety of technology companies, including software companies such as Cypress.io (a provider of front-end testing tools built for use by developers and quality assurance engineers when testing modern applications), Pantheon (a hosting and WebOps platform through which teams can build, host and manage their websites) and Mattermost (a leading open source collaboration platform), since January 2011. From November 2013 to March 2018, Mr. Gross served in various capacities at Salesforce.com, a cloud-based software company, including most recently as Chief Executive Officer of Heroku, a Salesforce.com subsidiary that provides a platform as a service (PaaS) that enables developers to build, run and operate applications entirely in the cloud, and prior to that time, served in various executive marketing and product leadership roles at Salesforce.com. Prior to his time at Salesforce.com, Mr. Gross served as the Chief Executive Officer of Cloudconnect.com, a cloud platform that he co-founded, from January 2012 to November 2013. Prior to his time at Cloudconnect.com, Mr. Gross served in various executive marketing and product leadership roles at Dropbox, a file hosting service, as well as founded certain start-up companies in the technology sector. In addition to his for-profit affiliations, Mr. Gross previously served as chairman of the board of directors of Democracy Works, Inc., a non-partisan

Vimeo, Inc. 2023 Proxy Statement 11

organization dedicated to providing the tools, information and support needed to help Americans vote no matter what, until September 2022, and currently serves as a board member of both Reboot, a non-profit arts and culture organization and BuildKite, Inc., a continuous integration and continuous development platform. Mr. Gross’ extensive experience in the technology sector, as well as his leadership and product expertise, qualify him to serve on our Board.
Alesia J. Haas, age 46, has served as a member of our Board since May 2021. Ms. Haas has served as Chief Financial Officer of Coinbase Global Inc., a cryptocurrency exchange, since April 2018. Prior to joining Coinbase, Ms. Haas served as Chief Financial Officer of Och-Ziff Capital Management Group LLC (now known as Sculptor Capital Management), a publicly-traded, global institutional alternative asset manager, from December 2016 to April 2018. Prior to that time, Ms. Haas served in various leadership positions at OneWest Bank, N.A., a commercial bank, from March 2009 until shortly after its acquisition by CIT Group Inc. in December 2015, including most recently as its Chief Financial Officer from January 2013 until December 2015. Ms. Haas has served as a member of the board of directors of Angi Inc. (formerly known as ANGI Homeservices Inc.), a digital marketplace for home services, since September 2017, and previously served as a member of the board of directors of Sears Holding Corporation, a holding company that owns and operates certain retail businesses, from February 2016 to December 2016. Ms. Haas’ extensive business experience, particularly with respect to finance and strategy, and including her experience as a chief financial officer of a publicly-traded company, as well as her experience serving on audit committees and with the attendant risk oversight duties, qualify her to serve on our Board.
Jay Herratti, age 56, has served as a member of our Board since December 2021. Mr. Herratti is CEO & Executive Director of TED Conferences LLC, a not-for-profit conference and digital media organization. He joined TED in 2014, initially serving as Executive Director of TEDx, and then as CEO of TED since April 2021. Prior to TED, Mr. Herratti held leadership positions at IAC between 2004 to 2012, specifically, CEO of CityGrid Media (2007-2012), SVP Strategic Planning (2005-2007), and SVP Strategy and Business Development for HSN and Electronic Retailing (2004-2005). Prior to that he held senior level positions at Federated Department Stores, The Boston Consulting Group, and GE Capital. Since January 2023, Mr. Herratti has served as a member of the board of directors of West Monroe Partners LLC, a digital services firm. Between 2012 and 2019, Mr. Herratti served as a member of the board of directors of Nutrisystem, Inc., a publicly-traded provider of weight management products and services (2013-2019), and as a member of the board of directors of Constant Contact, Inc., a SaaS email marketing company (2012-2018). Mr. Herratti’s extensive leadership expertise, including as a chief executive officer, and his experience advising public companies on corporate matters, qualify him to serve on our Board.
Ida Kane, age 53, has served as a member of our Board since May 2021. Ms. Kane served as the Chief Financial Officer of AppFolio, Inc., a publicly-traded real estate technology company, from February 2015 to June 2021. From 2010 to 2015, Ms. Kane served as Chief Financial Officer of Rightscale, Inc., a cloud computing management provider. From 2005 to 2009, Ms. Kane served as Chief Financial Officer at thinkorswim Group Inc., a publicly-traded online option trading and investor education company. Prior to that, Ms. Kane held other financial leadership roles in public and private companies, including serving as Chief Financial Officer and Vice President of Operations of a business unit of Franklin Covey Co., a publicly-traded training and consulting company. Ms. Kane has served as a member of the board of directors of BuilderTrend Solutions, Inc., a construction management software company, since June 2021. In addition to her for-profit affiliations, Ms. Kane served as Treasurer and a member of the board of directors of The Howard School in Carpinteria, California from 2011 to 2020. Ms. Kane’s significant financial expertise and knowledge, as well as her experience as Chief Financial Officer at several publicly-traded companies, qualify her to serve on our Board.
Mo Koyfman, age 45, has served as a member of our Board since May 2021. Mr. Koyfman has served as General Partner of Shine Capital, an early-stage venture capital firm that he founded, since September 2020, and as Managing Member of MOKO Brands, an investment company that he founded, since January 2017. Prior to that time, Mr. Koyfman served as a General Partner of Spark Capital, a venture capital firm, from September 2008 to May 2016, and as Chief Operating Officer of Connected Ventures, a former subsidiary of IAC that primarily operated CollegeHumor.com (a comedy content website), BustedTees.com (an eCommerce business) and Vimeo, from August 2007 to March 2008. Mr. Koyfman previously held various positions on IAC’s mergers and acquisitions and business development teams from February 2002 to August 2007, during which time he led IAC’s acquisition of a controlling stake in Connected Ventures (which then included Vimeo) in December 2006. Prior to joining IAC,

12 Vimeo, Inc. 2023 Proxy Statement

Mr. Koyfman served as an investment banker at Bear Stearns from July 2000 to February 2002. In addition to his for-profit affiliations, Mr. Koyfman has served as a founding board member of Sefaria (an organization dedicated to building the future of Jewish learning in an open and participatory way) since January 2013, and also serves on the Future Leadership Council of the Whitney Museum of American Art. Mr. Koyfman’s private equity experience and extensive corporate development, mergers and acquisitions and investment experience, as well as his experience working with Vimeo during his time at IAC, qualify him to serve on our Board.
Spike Lee, age 66, has served as a member of our Board since May 2021. Mr. Lee is a film director, producer, screenwriter, actor and professor. Mr. Lee’s production company, 40 Acres and a Mule Filmworks, has produced more than 35 films since 1983. Most recently, Mr. Lee wrote, directed and produced Da 5 Bloods (released in 2020) and Mr. Lee has written and directed several films, including She’s Gotta Have It, Do the Right Thing, Mo’ Better Blues, Jungle Fever, Malcolm X, Crooklyn, Clockers, 25th Hour, Inside Man, Chi-Raq and BlacKkKlansman, as well acted in ten of the films he has written, directed and/or produced. Mr. Lee has been a nominee and is the recipient of several awards throughout his career, including Academy, British Film Academy, Golden Globe, Emmy, Cesar, Peabody, Black Reel, American Black Film Festival, Berlin Film Festival and Cannes Film Festival awards. Among other awards, Mr. Lee won the Time Warner Innovator Award in 2004, the Ossie Davis Award in 2005 and the Dorothy and Lillian Gish Prize in 2013. Mr. Lee currently serves on the board of directors of his privately-held production company, 40 Acres and a Mule Filmworks. Mr. Lee’s significant experience in film and video, as well as his unique and specialized insight regarding the entertainment industry, qualify him to serve on our Board.
Nabil Mallick, age 39, has served as a member of our Board since May 2021. Mr. Mallick has served as General Partner of Thrive Capital, a New York-based venture capital firm, since May 2015. Prior to joining Thrive Capital, Mr. Mallick served as a finance executive at the H.J. Heinz Company, a consumer food company. Prior to his tenure at H.J. Heinz Company, Mr. Mallick served as an investment banker at Perella Weinberg Partners and Citigroup, advising companies on a variety of transactions. Mr. Mallick currently serves on the boards of directors of certain privately-held companies, including Glossier (a D2C beauty business), Guru (an enterprise-focused information-sharing platform), The Browser Company (modern web browser), Studs (an omnichannel jewelry business) and Zola (a digital platform for weddings). Mr. Mallick previously served on the board of directors of Grailed (a curated marketplace for men’s clothing) and as a board observer of GitHub (devtool software) and Greenhouse (HR software). Mr. Mallick’s finance experience and extensive private company board experience in the software and internet industries, which gives him particular insight into trends in these industries, as well as his extensive corporate development, finance and investment experience, qualify him to serve on our Board. Mr. Mallick was originally recommended for service on our Board by Thrive Capital, pursuant to Thrive Capital’s rights under the Vimeo OpCo shareholders agreement to recommend a candidate and to have such candidate’s appointment considered in good faith. The majority of the provisions of the Vimeo shareholders agreement, other than certain confidentiality and registration rights provisions, are no longer in effect.
Glenn H. Schiffman, age 53, has served as a member of our Board since May 2021 and as chairman of our Board since March 2023. Mr. Schiffman has served as Executive Vice President and Chief Financial Officer of Fanatics, Inc., a global digital sports platform, since August 2021. As Chief Financial Officer of Fanatics, Glenn is responsible for a broad set of financial and corporate functions across the entire Fanatics global enterprise including corporate finance, M&A, treasury, financial planning and analysis, investor relations, accounting, information security, human resources, legal and corporate administration. Prior to his appointment at Fanatics, Mr. Schiffman served as EVP & CFO of IAC/InterActiveCorp from April 2016 to August 2021 and as Chief Financial Officer of Angi (formerly known as ANGI Homeservices Inc.) from September 2017 until August 2019 and from February 2021 until July 2021. Prior to his appointment at IAC, Mr. Schiffman served as Senior Managing Director at Guggenheim Securities, the investment banking and capital markets business of Guggenheim Partners, since March 2013. Prior to his tenure at Guggenheim Securities, Mr. Schiffman was a partner at The Raine Group, a merchant bank focused on advising and investing in the technology, media and telecommunications industries, from September 2011 to March 2013. Prior to joining The Raine Group, Mr. Schiffman served as Co-Head of the Global Media group at Lehman Brothers from 2005 to 2007 and Head of Investment Banking Asia-Pacific at Lehman Brothers (and subsequently Nomura) from April 2007 to January 2010, as well as Head of Investment Banking, Americas from January 2010 to April 2011 for Nomura. Mr. Schiffman’s roles at Nomura followed Nomura’s acquisition of Lehman’s Asia business in 2008. Mr. Schiffman serves on the Board of Directors of Match Group (NASDAQ: MTCH) and Angi (NASDAQ: ANGI). He is a member of the National Committee on United States-China Relations and a member of the Duke Children’s National Leadership Council. In Mr. Schiffman’s philanthropic efforts he focuses on

Vimeo, Inc. 2023 Proxy Statement 13

endowing organizations and funding initiatives with permanent capital to make lasting change. He founded and is Chairman of the Valerie Fund Endowment, which supports children with cancer and blood disorders, created an Endowment at the Duke Medical Center to research and hopefully someday cure pediatric cancer, created an Endowment at Washington & Lee to support Women’s Athletics and created an Endowment at Duke University to fund scholarships for athletes from underrepresented communities. Mr. Schiffman has a degree in economics and history from Duke University. He was named Institutional Investor’s CFO of the Year for the Midcap Internet Sector in 2018 and 2021. Mr. Schiffman’s extensive knowledge of Vimeo’s business and history through his experience as Chief Financial Officer of IAC (in which capacity he also had certain risk oversight duties that give him particular insight into risk management), his high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions, his information security oversight duties at both IAC and Fanatics, which gives him particular insight into information security risks and trends, as well as his investment banking experience, which gives him particular insight into trends in capital markets and the technology and media industries, qualify him to serve on our Board.
Alexander von Furstenberg, age 53, currently serves as Chief Investment Officer of Ranger Global Advisors, LLC, a family office focused on value-based investing, which he founded in June 2011. Prior to founding Ranger Global Advisors, LLC, Mr. von Furstenberg founded Arrow Capital Management, LLC, a private investment firm focused on global public equities, where he served as Co-Managing Member and Chief Investment Officer from 2003 to 2011. Mr. von Furstenberg has served as a member of the board of directors of IAC/InterActiveCorp since December 2008 and Expedia Group, Inc. since December 2015. Mr. von Furstenberg previously served on the board of directors of La Scogliera (an Italian financial holding company and bank) from December 2016 to August 2020 and Liberty Expedia Holdings, Inc. from November 2016 to July 2019, when the company was acquired by Expedia Group, Inc. Since 2001, he has acted as Chief Investment Officer of Arrow Finance, LLC, the private investment office that serves his family. Mr. von Furstenberg also serves as a partner and Co-Chairman of Diane von Furstenberg Studio, LLC. In addition to his for-profit affiliations, Mr. von Furstenberg serves as a director of The Diller-von Furstenberg Family Foundation and as a member of the board of directors of Friends of the High Line. Mr. von Furstenberg is the stepson of Barry Diller. Mr. von Furstenberg’s significant investment and public company board service experience qualify him to serve on our Board.
Anjali Sud, age 39, has served as a member of our Board since May 2021. Ms. Sud has served as Chief Executive Officer of Vimeo since July 2017. Prior to that time, Ms. Sud previously served as Vimeo’s Senior Vice President and General Manager, Creator Platform from September 2016 to June 2017, Vice President and Head of Global Marketing from July 2015 to August 2016, and Director of Marketing from July 2014 to June 2015. Prior to joining Vimeo in July 2014, Ms. Sud held various management positions at Amazon and was a member of the mergers and acquisitions team at Time Warner, a media and entertainment company. Ms. Sud has served on the board of directors of Dolby Laboratories (a creator of audio and imaging technologies that transform entertainment and communications at the cinema, at home, at work and on mobile devices) since May 2019. In her not-for-profit affiliations, Ms. Sud has served on the board of directors of Change.org, a nonprofit-owned tech platform for people-powered, social change, since October 2022, and serves as a Young Global Leader at the World Economic Forum. Ms. Sud holds a B.Sc. from The Wharton School of the University of Pennsylvania and an MBA from Harvard Business School. Ms. Sud’s extensive knowledge and experience regarding Vimeo that she has gained in her various roles with Vimeo since 2014 (most recently her role as Chief Executive Officer), as well as her expertise in eCommerce, marketing and mergers and acquisitions, qualify her to serve on our Board.
Corporate Governance
Leadership Structure. Our business and affairs are overseen by our Board, which currently has ten members. There is one management representative on the Board and, of the nine remaining current directors, seven directors have been determined by our Board to be independent. The Board has standing Audit, Compensation and Human Capital Management and Nominating and Corporate Governance Committees (collectively, the “Board Committees”), each comprised solely of independent directors. For more information regarding director independence and our Board Committees, see the discussion under Director Independence and The Board and Board Committees below. All of our directors play an active role in Board matters, are encouraged to communicate among themselves and directly with the Chief Executive Officer and have full access to Company management at all times.

14 Vimeo, Inc. 2023 Proxy Statement

Our independent directors meet in scheduled executive sessions without management present from time to time, and may schedule additional meetings as they deem appropriate. We do not have a lead independent director or any other formally appointed leader for these sessions. The independent membership of our Audit, Compensation and Human Capital Management and Nominating and Corporate Governance Committees ensures that directors with no ties to Company management are charged with oversight for all financial reporting and executive compensation-related decisions made by Company management, as well as for recommending candidates for Board membership. At each regularly scheduled Board meeting, the Chairperson of each of these committees (as and if applicable) provides the full Board with an update of all significant matters discussed, reviewed, considered and/or approved by the relevant committee since the last regularly scheduled Board meeting.
Mr. Schiffman has served as Chairman of the Board since March 2023. Prior to that, Mr. Levin served as Chairman of the Board from the Spin-off until March 2023. Mr. Schiffman brings significant experience and expertise to his role as Chairman, including his knowledge of Vimeo’s business and history through his experience as Chief Financial Officer of IAC (in which capacity he also had certain risk oversight duties that give him particular insight into risk management), his high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions, his information security oversight duties at both IAC and Fanatics, which gives him particular insight into information security risks and trends, as well as his investment banking experience, which gives him particular insight into trends in capital markets and the technology and media industries. The roles of Chairperson and Chief Executive Officer are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our stockholders for the Board to make a determination regarding the separation or combination of these roles each time it elects a new Chairperson or appoints a Chief Executive Officer, based on the relevant facts and circumstances applicable at such time.
Risk Oversight. Company management is responsible for assessing and managing the Company’s exposure to various risks on a day-to-day basis, which responsibilities include the creation of appropriate risk management programs and policies. Company management has developed and implemented guidelines and policies to identify, assess and manage significant risks facing the Company. In developing this framework, the Company recognized that leadership and success are impossible without taking risks; however, the imprudent acceptance of risks or the failure to appropriately identify and mitigate risks could adversely impact stockholder value. The Board is responsible for overseeing Company management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and through discussions with Company management, as well as through the Board’s Audit and Compensation and Human Capital Management Committees, which examine various components of financial and compensation-related risks, respectively, as part of their responsibilities. Information security is a key component of risk management at Vimeo and our senior management periodically briefs the Audit Committee on the information security programs of the Company and its various businesses and related priorities and controls. In addition, an overall review of risks is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including significant capital expenditures, acquisitions and divestitures and financial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the Chairperson, Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts. Vimeo believes that its compensation policies and programs do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on Vimeo.
Director Independence. Under the Marketplace Rules of The Nasdaq Stock Market, LLC (the “Marketplace Rules”), our Board has a responsibility to make an affirmative determination that those members of the Board who serve as independent directors do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In connection with the independence determinations described below, our Board reviewed information regarding transactions, relationships and arrangements relevant to independence, including those required by the Marketplace Rules. This information is obtained from director responses to questionnaires circulated by our management, as well as from our records and publicly available information. Following these determinations, our management monitors those transactions, relationships and arrangements that were relevant to such determinations, as well as periodically solicits updated information potentially relevant to independence from internal personnel and directors, to determine whether there have been any developments that could potentially have an adverse impact on prior independence determinations.

Vimeo, Inc. 2023 Proxy Statement 15

Our Board has determined that each of Adam Gross, Alesia J. Haas, Jay Herratti, Ida Kane, Mo Koyfman, Spike Lee and Nabil Mallick satisfy the director independence requirements set forth in the Marketplace Rules, and that the members of the Audit and Compensation and Human Capital Management Committees also satisfied separate independence requirements under the standards imposed by applicable SEC rules and the Marketplace Rules for audit committee and compensation committee members.
Director Nominations and Board Diversity. The Nominating and Corporate Governance Committee identifies, reviews and evaluates individuals qualified to become Board members and recommends candidates to the Board. While there are no specific requirements for eligibility to serve as a director of Vimeo, in evaluating candidates, the Nominating and Corporate Governance Committee will consider (regardless of how the candidate was identified or recommended) whether the professional and personal ethics and values of the candidate are consistent with those of Vimeo, whether the candidate’s experience and expertise would be beneficial to the Board, whether the candidate is willing and able to devote the necessary time and energy to the work of the Board and whether the candidate is prepared and qualified to represent the best interests of Vimeo’s stockholders. While the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee also considers the overall diversity of the experiences, characteristics, attributes, skills and backgrounds of candidates relative to those of other Board members and those represented by the Board as a whole to ensure that the Board has the right mix of skills, expertise and background.
The members of our Board have provided the diversity information below. Each of the categories listed in the table below has the meaning as it is used in Marketplace Rule 5605(f).
Board Diversity Matrix (as of December 31, 2022)
Total Number of Directors	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part 1: Gender Identity
Directors	3	7	—	1
Part II: Demographic Background
African American or Black	—	1	—	—
Asian	1	1	—	—
Hispanic or Latinx	1	—	—	—
White	1	5	—	—
LGBTQ+			1
Demographic Background Undisclosed			1
The Board does not have a formal policy regarding the consideration of director nominees recommended by stockholders, and as of the date of this proxy statement we have not received any such recommendations. However, the Board would consider such recommendations if made in the future. Stockholders who wish to make such a recommendation should send the recommendation to Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, Attention: General Counsel & Secretary. The envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and history, together with an indication that the recommended individual would be willing to serve (if elected), and must be accompanied by evidence of the sender’s stock ownership. Any director recommendations will be reviewed by the Secretary and the Chairperson and, if deemed appropriate, forwarded to the Nominating and Corporate Governance Committee for further review. If the Nominating and Corporate Governance Committee believes that the candidate fits the profile of a director described above, the recommendation will be shared with the entire Board.

16 Vimeo, Inc. 2023 Proxy Statement

Communications with the Vimeo Board. Stockholders who wish to communicate with our Board or a particular director may send any such communication to Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, Attention: General Counsel & Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder—Board Communication” or “Stockholder—Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Secretary will then review such correspondence and forward it to the Board, or to the specified director(s), if appropriate. Items unrelated to directors’ duties and responsibilities may be excluded, including solicitations and advertisements.
Code of Conduct
Our Board has adopted a Code of Conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The full text of our Code of Conduct is posted on the Governance portion of our website at https://investors.vimeo.com/governance/documents. We will post amendments to our Code of Conduct or waivers of our Code of Conduct for directors and executive officers on the same website.
Prohibition on Hedging and Short Sales
Our Board has adopted an insider trading policy, which prohibits our directors, officers, employees and other covered persons from hedging or similar transactions designed to decrease the risks associated with holding our common stock. In addition, our insider trading policy prohibits our directors, officers, employees and other covered persons from trading in derivative securities related to our common stock, which include publicly traded call and put options, and engaging in short selling of our common stock.
The Board and Board Committees
The Board. The Board met four times during 2022. Each of our incumbent directors attended at least 75% of the meetings of the Board and the Board committees on which they served during 2022. Directors are strongly encouraged to attend annual meetings of Vimeo stockholders, barring significant commitments or special circumstances. All members of the Board attended our 2022 annual meeting of stockholders.
The Board currently has three standing committees: the Audit Committee, the Compensation and Human Capital Management Committee and the Nominating and Corporate Governance Committee.

Vimeo, Inc. 2023 Proxy Statement 17

Board Committees. The following table sets forth the members of each Board committee and the number of meetings held by each such committee during 2022.
	Audit Committee	Compensation and Human Capital Management Committee	Nominating and Corporate Governance Committee
ADAM GROSS (1)	✓
ALESIA J. HAAS (1)			✓
KENDALL HANDLER (2)
JAY HERRATTI (1)		✓
IDA KANE (1)	✓
MO KOYFMAN (1)			✓
SPIKE LEE (1)
JOSEPH LEVIN (2)
NABIL MALLICK (1)		✓
GLENN H. SCHIFFMAN
ANJALI SUD
Number of Meetings	4	7	0
Chair	✓	Member

1.
Independent director.

2.
Ms. Handler will not stand for re-election at the Annual Meeting. Additionally, Mr. Levin resigned as Chairman and member of the Board on March 20, 2023 and the Board size was reduced from eleven to ten.

Audit Committee. The Audit Committee consists of Alesia J. Haas (chair), Ida Kane and Adam Gross. The Audit Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Audit Committee is appointed by the Board to assist the Board in monitoring: (i) the integrity of our financial statements, (ii) the effectiveness of our internal control over financial reporting, (iii) the qualifications, performance and independence of our independent registered public accounting firm, (iv) the performance of our internal audit function, (v) our risk assessment and risk management policies as they relate to financial and other risk exposures and (vi) our compliance with legal and regulatory requirements. In fulfilling its purpose, the Audit Committee maintains free and open communication among its members, the Company’s independent registered public accounting firm, the Company’s internal audit function and Company management. The formal report of the Audit Committee is set forth on page 22.
Our Board has determined that each of Mses. Haas and Kane, and Mr. Gross, are independent directors under the Marketplace Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has concluded that Mses. Haas and Kane are each an “audit committee financial expert,” as such term is defined in applicable SEC rules and the Marketplace Rules.

18 Vimeo, Inc. 2023 Proxy Statement

Compensation and Human Capital Management Committee. The Compensation and Human Capital Management Committee consists of Mo Koyfman (chair), Jay Herratti and Nabil Mallick. The Compensation and Human Capital Management Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Compensation and Human Capital Management Committee is appointed by the Board to discharge the Board’s responsibilities relating to the compensation of non-employee directors and executive officers and has overall responsibility for approving and evaluating all compensation plans, policies and programs of Vimeo as they affect Vimeo’s executive officers and non-employee directors. Additionally, the Compensation and Human Capital Management Committee is responsible for overseeing Vimeo’s culture and human capital management, including diversity and inclusion. The Compensation and Human Capital Management Committee may form and delegate authority to subcommittees consisting of one or more of its members. The Compensation and Human Capital Management Committee may also delegate to one or more of the Company’s executive officers the authority to make grants of awards of equity-based compensation to eligible individuals (other than directors or executive officers) and has done so. In 2022, the Compensation and Human Capital Management Committee engaged Compensation Advisory Partners LLC (“CAP”) to serve as its compensation consultant and to review and advise on the principal aspects of the Company’s executive compensation program. The executive compensation services of CAP in 2022 included providing recommendations regarding the selection of compensation peer group companies, analyzing publicly available compensation data of peer group companies, compensation survey data, and other publicly available data to assess the competitive market for executive talent, and reviewing and advising on the target total direct compensation opportunities for our executive officers. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, the Compensation and Human Capital Management Committee has assessed each of the six independence factors established by the SEC and adopted by Nasdaq, and has determined that the engagement of, and work performed by, CAP does not raise any conflicts of interest or similar concerns. CAP reports directly to the Compensation and Human Capital Management Committee and does not provide any non-compensation related services to the Company. CAP attends certain Compensation and Human Capital Management Committee meetings, executive sessions and preparatory meetings with the Committee Chair and certain executive officers, as requested by the Compensation and Human Capital Management Committee. For additional information on our processes and procedures for the consideration and determination of executive compensation and the related roles of the Compensation and Human Capital Management Committee, Company management and consultants, see the Executive Compensation—Compensation Discussion and Analysis beginning on page 37. The formal report of the Compensation and Human Capital Management Committee is set forth under Compensation and Human Capital Management Committee Report.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Alesia J. Haas and Mo Koyfman. The Nominating and Corporate Governance Committee functions pursuant to a written charter adopted by the Board, the most recent version of which is available on the Governance portion of our website at https://investors.vimeo.com/governance/documents. The Nominating and Corporate Governance Committee is appointed by the Board to identify and evaluate individuals qualified to become Board members, to recommend to the Board director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected (and nominees to fill vacancies on the Board, as necessary), and to assist the Board in overseeing any Vimeo program relating to corporate responsibility and sustainability.

Vimeo, Inc. 2023 Proxy Statement 19

Proposal 2	✓ The Board recommends that our stockholders vote for holding future stockholder advisory “say on pay” votes EVERY ONE YEAR.
Advisory Vote on the Frequency of Holding Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers (the “Say on Frequency” Vote)
As required pursuant to the Dodd-Frank Act and Section 14 of the Exchange Act, we are seeking a non-binding advisory vote (the “say on frequency” vote) from our stockholders regarding the frequency of holding future advisory say on pay votes. In casting your advisory vote, you may indicate whether you prefer that we seek an advisory vote every one, two or three years. You may also abstain from voting on this matter.
After thoughtful consideration, our Board believes that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company and our stockholders. In formulating its recommendation, our Board considered that compensation decisions are made annually and that an annual advisory vote on the compensation of our named executive officers will allow stockholders to provide more frequent and direct input on our compensation philosophy, policies, and practices.
This is the first non-binding advisory vote on the frequency of say on pay votes that we are seeking, and the next such vote is expected to be held at our 2029 Annual Meeting of Stockholders. In accordance with SEC regulations, we expect to hold our first say on pay vote at our 2024 Annual Meeting of Stockholders, which will be held prior to the three-year anniversary of the Spin-off.
Vote Required
The approval, on an advisory basis, of the frequency of holding the say on pay vote proposal requires the affirmative vote of the holders of at least a majority of the aggregate voting power of shares of Vimeo capital stock present in person or represented by proxy and voting together. However, if no choice receives a majority of votes, then the option that receives the highest number of votes cast by stockholders will be considered by the Board as the stockholders’ recommendation as to the frequency of holding future advisory votes on executive compensation. The vote is advisory in nature and therefore not binding on Vimeo or our Board. However, our Board values the opinions of all of its stockholders and will consider the outcome of this vote when making future decisions on the frequency with which it will hold an advisory vote on executive compensation.

20 Vimeo, Inc. 2023 Proxy Statement

Proposal 3
✓
The Board recommends that our stockholders vote FOR the ratification of the appointment of Ernst & Young as Vimeo’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Ratification of Appointment of Independent Registered Public Accounting Firm
Subject to stockholder ratification, the Audit Committee of Vimeo’s Board has appointed Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
The Audit Committee annually evaluates the performance of Ernst & Young and determines whether to continue to retain such firm or consider the retention of another firm. In appointing Ernst & Young as our independent registered public accounting firm for the 2023 fiscal year, the Audit Committee considered: (i) the firm’s performance as the Company’s independent registered public accounting firm, (ii) the fact that Ernst & Young has audited the financial statements of Vimeo since it was a wholly-owned subsidiary of IAC, (iii) Ernst & Young’s independence with respect to the services to be performed for the Company and (iv) Ernst & Young’s strong and considerable qualifications and general reputation for adherence to professional auditing standards. In addition, in conjunction with the mandated rotation of the lead engagement partner every five years, the Audit Committee is directly involved in the selection of the new lead engagement partner.
A representative of Ernst & Young is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.
Vote Required
Ratification of the appointment of Ernst & Young as Vimeo’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power of the shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together.

Vimeo, Inc. 2023 Proxy Statement 21

Audit Committee Matters
Audit Committee Report
The Audit Committee functions pursuant to a written charter adopted by the Board of Directors, the most recent version of which is available on the Company’s website at https://investors.vimeo.com/governance/documents. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board of Directors in monitoring: (i) the integrity of Vimeo’s financial statements, (ii) the effectiveness of Vimeo’s internal control over financial reporting, (iii) the qualifications, performance and independence of Vimeo’s independent registered public accounting firm, (iv) the performance of Vimeo’s internal audit function, (v) Vimeo’s risk assessment and risk management policies as they relate to financial and other risk exposures and (vi) Vimeo’s compliance with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Vimeo’s financial statements and disclosures are complete, accurate and have been prepared in accordance with generally accepted accounting principles and applicable rules and regulations or to determine that the Company’s internal controls over financial reporting are effective. Management is responsible for the Company’s financial reporting process, including systems of internal control over financial reporting. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”), and to issue a report thereon. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes.
In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of Vimeo included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 with Vimeo’s management and Ernst & Young, Vimeo’s independent registered public accounting firm.
The Audit Committee has discussed with Ernst & Young the matters required to be discussed by PCAOB Auditing Standard 1301, “Communications with Audit Committees.” In addition, the Audit Committee has received the written disclosures and letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence from Vimeo and its management.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Vimeo be included in Vimeo’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
Members of the Audit Committee
Alesia J. Haas (Chair)
Adam Gross
Ida Kane

22 Vimeo, Inc. 2023 Proxy Statement

Audit Committee Matters
Fees Paid to Our Independent Registered Public Accounting Firm
The following table sets forth fees for all professional services rendered by Ernst & Young to Vimeo for the years ended December 31, 2022 and 2021:
	2022	2021
Audit Fees	$1,756,540(1)	$1,486,125(2)
Audit-Related Fees	$—	$—
Total Audit and Audit-Related Fees	$1,756,540	$1,486,125
Tax Fees	$—	$—
Total Fees	$1,756,540	$1,486,125
Other Fees	$—	$—

1.
Audit Fees in 2022 include: (i) fees associated with the annual audit of financial statements and review of periodic reports, (ii) fees associated with registration statements and other periodic reports filed with the SEC, and (iii) statutory audits (audits performed for certain Vimeo businesses in a jurisdiction abroad, which audits are required by local law).

2.
Audit Fees in 2021 include: (i) fees associated with the annual audit of financial statements and review of periodic reports and (ii) statutory audits (audits performed for certain Vimeo businesses in a jurisdiction abroad, which audits are required by local law).

Audit and Non-Audit Services Pre-Approval Policy
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, the Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services rendered by Ernst & Young for our fiscal year ended December 31, 2022 were pre-approved by the Audit Committee.
Pursuant to the pre-approval policy, the Audit Committee may delegate its authority to grant pre-approvals to one or more of its members. The decisions of any other member(s) to whom such authority may be delegated to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to management.

Vimeo, Inc. 2023 Proxy Statement 23

Proposal 4
Approval of Amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan to Increase the Number of Shares That May Be Delivered Under the 2021 Plan by 10,000,000
Introduction
We are asking our stockholders to approve an amendment (the “Amendment”) of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan (the “2021 Plan”) to increase the aggregate number of shares of common stock reserved for delivery with respect to newly issued awards thereunder by 10,000,000 shares. The Amendment was approved by the Board on April 4, 2023, based on the recommendation of the Compensation and Human Capital Management Committee, subject to approval by Vimeo’s stockholders at the Annual Meeting. If this Proposal No. 4 is approved by our stockholders, the Amendment will become effective upon the date of the Annual Meeting. If our stockholders do not approve this Proposal No. 4, the Amendment will not become effective, and the 2021 Plan will continue in its current form.
Our sole reason for amending the 2021 Plan is to increase the number of shares of common stock reserved for delivery with respect to newly issued awards thereunder by 10,000,000 shares. Section 3 of the 2021 Plan states that the maximum number of shares that may be delivered pursuant to awards under the 2021 Plan is the sum of  (i) the number of shares that may be issuable upon exercise, vesting or settlement of Company awards resulting from the conversion of legacy IAC awards into Company awards in connection with the Spin-off  (which we refer to as adjusted awards) and (ii) 10,000,000 shares (which we refer to as newly issued awards). Our Compensation and Human Capital Management Committee has interpreted this language to mean that the maximum share limit applicable to newly issued awards applies to shares delivered (meaning, vested RSUs and exercised stock options or SARs), as opposed to shares issued (meaning, any equity award at the time of grant, whether or not vested or exercised). Our request would increase the number of shares with respect to newly issued awards that may be delivered by 10,000,000, to 20,000,000 shares. As of April 10, 2023, we had delivered 1,205,618 shares with respect to newly issued awards under the 2021 Plan. Although this number is well below our 10,000,000 newly issued awards share limit, our goal is to grant equity awards that we would reasonably be able to deliver within the 2021 Plan limits without relying on anticipated forfeitures or underwater awards.
The full text of the 2021 Plan, as amended by the Amendment (the “Amended Plan”), is attached as Annex A to this proxy statement. The description of the Amended Plan contained in this proposal is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Annex A.
Pursuant to the Amended Plan, we may grant incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit (“RSU”) awards, performance-based stock awards, and other stock awards (collectively, “stock awards”). We believe that the effective use of equity compensation and incentives is essential to attract, motivate, and retain employees and other service providers of the Company, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive.
✓
The Board recommends that our stockholders vote FOR the approval of amendment of the 2021 Plan to increase the number of shares that may be issued under the 2021 Plan by
10,000,000.

24 Vimeo, Inc. 2023 Proxy Statement

Increasing the share reserve will allow us to continue to provide a variety of stock compensation, which is an important tool for attracting, motivating and retaining employees and for creating stockholder value. If the additional shares are not approved, the Board believes that the remaining shares of common stock reserved for issuance under the 2021 Plan could be insufficient to accomplish these goals. A reduced ability to make grants under the Plan would adversely impact our ability to attract and retain talent and our ability to execute our strategic goals. We will continue to manage dilution, as discussed below, and expense as we consider both our current equity strategy and whether it is reasonable and appropriate to make changes. We also expect our 2022 burn rate of 8.6% to materially decrease.
The Board believes that the Amended Plan will promote the interests of our shareholders and is consistent with principles of good corporate governance, including the following:
•
Shareholder Approval is Required for Additional Shares. Unlike many companies in our industry, the Amended Plan does not contain an annual “evergreen” provision. The Amended Plan authorizes a fixed number of shares and, as a result, shareholder approval is required to authorize the delivery of any additional shares under the Amended Plan. This gives our shareholders the opportunity to provide direct input on our equity compensation programs.

•
Limitations on Awards. The Amended Plan limits the number of stock options, SARs and other awards that may be granted to plan participants.

•
No Discounted Stock Options or SARs. All stock options and SARs granted under the Amended Plan must have an exercise or base price that is not less than the closing price of a share on the date of grant.

•
No Repricing. Other than in connection with certain corporate transactions or changes to our capital structure, the Amended Plan prohibits the repricing of stock options or SARs without obtaining shareholder approval.

•
Clawback Provision. The Amended Plan contains a clawback provision that applies to equity-based compensation.

•
Double Trigger Change in Control Provision. The Amended Plan contains a double-trigger change-in-control provision which requires both a change in control and a qualifying termination for equity to accelerate for our employees. We do not currently provide any single-trigger change in control provisions to our executive officers or employees.

Why Stockholders Should Approve the 2021 Plan Amendment
In determining whether and how many additional shares of common stock to propose to reserve for issuance under the Amended Plan, the Board and the Compensation and Human Capital Management Committee considered the following factors, among others:
•
Remaining Competitive in the Current Market Environment. The Amended Plan plays an important role in our human capital management strategy, our compensation philosophy and our efforts to further align the interests of plan participants with those of our stockholders. Moreover, we believe that to be competitive in our industry, equity compensation awards are an important tool in attracting, motivating and retaining highly skilled employees and other service providers, upon whose efforts our success is dependent. Our competition for talent in the marketplace includes our publicly-traded peers, but also private companies or startups that often award significant equity to their employees. Retention is particularly important after 2022, which was an unprecedented year due to the emergence from the COVID-19 pandemic. During these volatile and transformative times, retaining and incentivizing our talent is of the utmost importance. In 2022, approximately 82.4% of the total grants under the 2021 Plan were made to non-executive officer employees. Because of how broad-based our plan is, it helps us

Vimeo, Inc. 2023 Proxy Statement 25

retain and motivate a significant amount of our workforce. The Amended Plan will enable us to compete in this varied marketplace for talent, with an emphasis on variable, contingent compensation and long-term equity ownership.
•
Equity Compensation and Incentives Further Align the Interests of Participants with Those of Our Stockholders. Equity compensation and incentives appropriately further align the interests of award recipients with stockholders by giving them a common interest in our growth and success, and by incentivizing award recipients to focus on growth in stockholder value. In addition, we believe that equity grants with a time-based vesting feature support long-term alignment with shareholder value and promote executive and employee retention because this feature incentivizes our executive officers and employees to remain in our employment during the award’s vesting period.

•
Managing our Overhang and Burn Rate. We recognize that our 2022 burn rate of 8.6% was high. In 2022, we recruited several new senior leadership members, restructured our organization and managed through a time of highly volatile stock prices and macroeconomic uncertainty. These factors required us to grant equity at a higher rate than historic levels and anticipated future levels to attract, retain and motivate the needed talent for Vimeo to execute on our strategy. We expect our 2022 burn rate to materially decrease. We are committed to effectively managing our employee equity compensation programs in light of potential stockholder dilution, and have taken the following actions in 2022 and into 2023:

•
We overhauled our equity program, putting in place a temporary program designed to reduce our burn rate and dilution. Under our prior program, we gave employees the ability to choose among RSU awards having different sizes and vesting periods, and the award sizes attached to longer vesting periods were above our peer group median. Under our new temporary program, we provide employees with an award containing a more traditional vesting schedule and the award sizes are around our peer group median, and we are designing our new permanent program with a goal of managing our burn and dilution rates; and

•
We generally switched from gross settlement to net settlement of RSUs, which means that upon vesting of RSUs we release shares of common stock after withholding a number of shares to cover applicable taxes, which we pay directly to the government in cash, as opposed to gross settlement pursuant to which we released the full number of shares of common stock and a portion of those shares were sold into the stock market to fund the applicable taxes.

•
The Size of Our Request is Reasonable. The additional 10,000,000 shares of common stock represent 6.4% of the common stock and 4.0% of the voting power of our capital stock, based on total shares outstanding as of April 10, 2023.

Overview of Overhang
We define overhang as the sum of unvested RSUs and restricted shares and outstanding SARs and stock options, divided by our total shares outstanding. As discussed above, our share reserve applies to newly issued awards delivered, as opposed to newly issued awards granted. Therefore, we do not include our share reserve in overhang, as doing so would result in the double-counting of unvested and outstanding newly issued awards.
Our overhang was approximately 21.6% as of December 31, 2022. Of this overhang, 13.0% is attributable to equity awards granted prior to the Spin-off and equity awards related to the conversion of IAC equity awards upon the Spin-off, and the remaining 8.7% is attributable to equity awards granted after the Spin-off. Our overhang as of March 31, 2023 was 20.8%. The following table further breaks down the categories of awards attributable to our 21.6% overhang:

26 Vimeo, Inc. 2023 Proxy Statement

Prior to Spin-off or Upon Spin-off			Since Spin-off
Award Category	Unvested/ Outstanding as of 12/31/2022 (in millions)	As a % of Capital Stock Outstanding (1)	Award Category	Unvested/ Outstanding as of 12/31/2022 (in millions)	As a % of Capital Stock Outstanding (1)
SARs granted prior to Spin-off	10.4	6.20%	RSUs granted after Spin-off (2)	14.4	8.70%
RSUs granted prior to Spin-off	1.5	0.90%
IAC equity converted to Vimeo equity upon Spin-off	9.7	5.8%
Total	21.6	13.0%	Total	14.4	8.70%

(1)
There were 157.2 million shares of common stock and 9.4 million shares of Class B common stock outstanding as of December 31, 2022.

(2)
Includes 1.0 million RSUs subject to market-based conditions.

The below table shows the weighted-average exercise price of our outstanding stock options and SARs as of December 31, 2022, which is above our closing stock price of $3.43 on December 30, 2022 (the last trading day of fiscal year 2022), meaning that a significant portion of our outstanding stock options and SARs are currently underwater. The weighted-average remaining duration of our outstanding stock options and SARs is 2.9 years and 4.2 years, respectively.
Weighted-Average Exercise Price vs. Stock Price
Award Type	Weighted-Average Exercise Price
Outstanding Stock Options	$4.39
Outstanding SARs	$6.52
Stock Price as of December 31, 2022	$3.43
Overview of Burn Rate
Our 2022 burn rate of 8.6% was higher than our historic burn rate and is expected to be higher than our anticipated future burn rate. Our three-year average burn rate was 5.5%.
Fiscal Year	Restricted Stock Units Granted (1) (in millions)	Levin Restricted Shares Granted (in millions)	Stock Appreciation Rights Granted (in millions)	Weighted Average Basic Common Shares Outstanding(2) (in millions)	Burn Rate
2022	13.9	0	0	161.5	8.6%
2021	3.4	4.9	0.1	159.9	5.2%
2020	0.1	0	4.0	159.4	2.6%

(1)
For 2022, includes 1.0 million RSUs subject to market-based conditions.

(2)
Excludes 4.9 million shares of restricted stock pursuant to Mr. Levin’s restricted stock agreement, because the number of shares that ultimately vest is subject to the satisfaction of certain conditions.

Vimeo, Inc. 2023 Proxy Statement 27

Summary of the Amended Plan
The Board adopted the 2021 Plan in May 2021 in connection with the Spin-off. The Board adopted the Amendment on April 4, 2023, subject to stockholder approval. A broad-based plan is important for Vimeo because we compete not only with other public companies, but also with earlier stage companies, companies funded by private equity and venture capital and other professional firms—where employees of varying levels are commonly offered equity incentives.
The following is a summary of the principal features of the Amended Plan. This summary is qualified in its entirety by reference to the full text of the Amended Plan, which is attached as Annex A to this proxy statement.
Overview. The purpose of the Amended Plan is to give Vimeo a competitive advantage in attracting, retaining and motivating officers and employees and to provide them with incentives that are directly linked to the future growth and profitability of Vimeo and its businesses. The 2021 Plan replaced the Vimeo, LLC 2012 Incentive Plan, the Vimeo, Inc. 2017 Incentive Plan and the Vimeo, Inc. 2019 Incentive Plan (including an Israeli Appendix), which we collectively refer to as the “Prior Plans.” The Prior Plans were automatically terminated and replaced and superseded by the 2021 Plan upon the completion of the Spin-off. Any and all awards granted under the Prior Plans, which we refer to as the “Prior Plan Awards,” remain in effect on their pre-Spin-off terms pursuant to the Amended Plan, subject to adjustment in connection with the Spin-off and the Vimeo merger. The Amended Plan also covers any awards relating to IAC common stock that were converted into awards relating to Vimeo common stock in connection with the Spin-off. For purposes of this summary, we refer to these awards as “Adjusted Awards.”
Administration. The Amended Plan is administered by the Compensation and Human Capital Management Committee of the Board of Directors (or such other committee as the Board of Directors may from time to time designate), which we refer to as the “Committee” for purposes of this description. Among other things, the Committee has the authority to select individuals to whom awards may be granted, determine the types of awards (as well as the number of shares of Vimeo common stock to be covered by each such award) granted and determine and modify the terms and conditions of any such awards. The Committee may also delegate to one or more of the Company’s executive officers the authority to make grants of awards of equity-based compensation to eligible individuals (other than directors or executive officers) and has done so.
Eligibility. In addition to any individuals who hold Prior Plan Awards and/or Adjusted Awards (each as defined in the 2021 Plan) at any time, current or prospective officers, employees, directors and consultants of Vimeo and its subsidiaries and affiliates will be eligible to be granted awards under the Amended Plan. As of April 10, 2023, we estimate that approximately 1,120 employees, nine directors and one consultant would be eligible to participate in the Amended Plan.
Shares Subject to the Amended Plan. If the Amendment is approved by our stockholders, the aggregate number of shares of Vimeo common stock that may be delivered to satisfy newly issued awards under the Amended Plan cannot exceed 20,000,000 shares (which represents the shares under the 2021 Plan as originally adopted, plus the 10,000,000 additional shares proposed by the Amendment), plus the number of shares delivered to satisfy Prior Plan Awards and Adjusted Awards. No individual award holder may be granted, in each case, during any calendar year: (i) RSUs, restricted stock and

28 Vimeo, Inc. 2023 Proxy Statement

other share-based awards covering in excess of 2,000,000 shares; or (ii) stock options and SARs covering in excess of 3,000,000 shares. The maximum number of shares that may be granted pursuant to incentive stock options is 10,000,000. The foregoing share limits are subject to adjustment in certain circumstances by the Committee to prevent dilution or enlargement.
Shares of Vimeo common stock subject to grant under the Amended Plan will be made available from authorized but unissued shares or from treasury shares, as determined from time to time by the Board of Directors. Other than with respect to Prior Plan Awards and Adjusted Awards, to the extent that any award is forfeited or any stock option or SAR terminates, expires or lapses without being exercised or any award is settled for cash, the shares underlying such awards will again be available for awards under the Amended Plan. If the exercise price of any stock option and/or the tax withholding obligations relating to any award are satisfied by delivering shares (by either actual delivery or by attestation), only the number of shares issued net of the shares delivered or attested to will be deemed delivered for purposes of the limits in the Amended Plan, other than with respect to Prior Plan Awards and Adjusted Awards. To the extent any shares subject to an award are withheld to satisfy the exercise price (in the case of a stock option) and/or the tax withholding obligations relating to such award, such shares will not be deemed to have been delivered for purposes of the limits set forth in the Amended Plan, other than with respect to Prior Plan Awards and Adjusted Awards. The closing price of our common stock as reported on Nasdaq on April 10, 2023 was $3.61 per share.
Stock Options and SARs. The Amended Plan provides for the award of stock options and SARs. Stock options can either be incentive stock options (“ISOs”) or non-qualified stock options and SARs can be granted either alone or in tandem with stock options. The exercise price of stock options and SARs cannot be less than 100% of the Fair Market Value (defined below) of Vimeo common stock on the grant date. The Amended Plan defines Fair Market Value as the closing price of Vimeo common stock on the grant date, unless otherwise determined by the Committee. Holders of stock options may pay the exercise price: (i) in cash, (ii) if approved by the Committee, in shares of Vimeo common stock (valued at Fair Market Value), (iii) if approved by the Committee, with a combination of cash and shares of Vimeo common stock, (iv) if approved by the Committee, by way of a cashless exercise through a broker approved by Vimeo or (v) if approved by the Committee, by withholding shares of Vimeo common stock that are otherwise receivable on exercise. The Committee will determine the term of stock options and SARs, which term may not exceed ten years from the grant date. The Committee will also determine the vesting and exercise schedules for stock options and SARs, which the Committee may waive or accelerate at any time, and the extent to which any awards will be exercisable after a termination of employment. Generally, unvested stock options and SARs will terminate upon a termination of employment and vested stock options and SARs will remain exercisable for one (1) year after death, disability or retirement and for ninety (90) days after a termination of employment for any other reason. Vested stock options and SARs will also terminate upon a termination of employment for cause. Stock options and SARs will be transferable only by will or the laws of descent and distribution or, in the case of non-qualified stock options or SARs, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Committee (including, if so permitted, pursuant to a transfer to family members or a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise).
Restricted Stock. The Amended Plan provides for the award of shares of Vimeo common stock that are subject to forfeiture and restrictions on transferability as set forth in the Amended Plan and as may be otherwise determined by the Committee (“Restricted

Vimeo, Inc. 2023 Proxy Statement 29

Stock”). Except for these restrictions and any others imposed by the Committee, upon the grant of an award of Restricted Stock, holders will have rights of a holder of Vimeo common stock with respect to the shares of Restricted Stock, including the right to vote such shares and to receive all dividends and other distributions paid or made with respect to such shares, on such terms as will be approved by the Committee and set forth in the applicable award agreement. Unless otherwise determined by the Committee and/or otherwise provided in an individual award agreement: (i) cash dividends on shares of Restricted Stock shall be automatically reinvested in additional shares of Restricted Stock and (ii) dividends payable in shares of Vimeo common stock shall be paid in the form of additional shares of Restricted Stock, which in both cases, shall vest in accordance with the vesting schedule of the initial award. Grants of Restricted Stock awards under the Amended Plan may or may not be subject to performance conditions. Shares of Restricted Stock may not be sold, transferred, pledged, exchanged or otherwise encumbered prior to vesting.
RSUs. The Amended Plan provides for the award of RSUs denominated in shares of Vimeo common stock that will be settled, subject to the terms and conditions of the RSUs, in cash, shares of Vimeo common stock or a combination thereof, based upon the Fair Market Value of the number of shares of common stock vesting. RSUs are not shares of common stock and as a result, holders of RSUs do not have rights of a holder of Vimeo common stock. RSU award agreements will specify whether, to what extent and on what terms and conditions the shares of common stock underlying such awards will be credited for dividends (if at all). RSUs granted under the Amended Plan may or may not be subject to performance conditions. RSUs may not be sold, transferred, pledged, exchanged or otherwise encumbered prior to vesting.
Other Stock-Based Awards. The Amended Plan also provides for the award of other awards denominated in shares of Vimeo common stock and awards that are valued in whole or in part by reference to (or are otherwise based on) shares of Vimeo common stock (including unrestricted stock, dividend equivalents and convertible debentures).
Cash-Based Awards. Lastly, the Amended Plan provides for cash-based awards that may be settled in cash, shares of Vimeo common stock or a combination thereof.
Performance Goals. The Amended Plan provides that performance goals may be established by the Committee in connection with the grant of any award under the Amended Plan.
Clawback Provisions. If a participant in the Amended Plan incurs a termination of employment for “Cause” (as defined below), a participant resigns in anticipation of being terminated by Vimeo for Cause or following any termination of a participant’s employment with Vimeo for any reason, Vimeo becomes aware that during the two years prior to such termination of employment there was an event or circumstance that would have been grounds for termination of employment for Cause, and the basis of any such termination (x) causes, caused or is reasonable likely to cause significant business or reputational harm to Vimeo or (y) involves or involved fraudulent misconduct that relates to or harms Vimeo (the circumstances of either (x) or (y), the “Underlying Event”), then all Options and SARs, whether or not vested, and all other unvested awards under the Amended Plan that are held by such participant will be forfeited by the participant and if any portion of the participant’s awards were exercised and/or settled after the Underlying Event, Vimeo will be entitled to recover from the participant at any time within two (2) years after such exercise or settlement, and the participant will be required to pay over to Vimeo, any amounts realized as a result of the exercise or settlement. “Cause” means, unless

30 Vimeo, Inc. 2023 Proxy Statement

otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable participant is a party, or (ii) if there is no such individual agreement or if it does not define Cause: (A) the willful or gross neglect by a participant of his employment duties; (B) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by a participant; (C) a material breach by a participant of a fiduciary duty owed to the Company or any of its subsidiaries; (D) a material breach by a participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its affiliates; (E) a material violation of any of the Company’s “Core Policies,” including its insider trading and harassment policies; or (F) before a change in control, such other events as shall be determined by the Committee and set forth in a participant’s award agreement. Notwithstanding these general rules, following a change in control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.
Change in Control. Unless otherwise provided by the administrator in the applicable award agreement, in the event that, upon a termination of employment (other than for cause or disability) or resignation for good reason during the two (2) year period following a “Change in Control” (as such term is defined in the Amended Plan):
•
all unvested stock options and SARs outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and exercisable and will remain exercisable for the greater of: (i) the period that they would have remained exercisable absent the change in control provision and (ii) the lesser of the original term or one (1) year following such termination or resignation;

•
all restrictions applicable to all Restricted Stock awards outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will lapse and such Restricted Stock awards will become fully vested and transferable; and

•
all RSUs outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and such RSUs will be settled in cash or shares of Vimeo common stock as promptly as practicable.

Amendment, Discontinuance and Term. The Amended Plan may be amended, altered or discontinued by the Board of Directors at any time, but no amendment, alteration or discontinuance may impair the rights of award holders without their consent. Amendments to the Amended Plan will require stockholder approval to the extent such approval is required by applicable law or the listing standards of the applicable exchange. The Amended Plan will terminate on the ten-year anniversary of May 25, 2021.
U.S. Federal Income Tax Consequences. The following is a summary of certain U.S. federal income tax consequences of awards made under the Amended Plan based upon the laws in effect as of the date of this proxy statement. The discussion is general in nature and does not take into account a number of considerations that may apply in light of individual circumstances under the Amended Plan. Income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws. In addition, employees outside of the U.S. will generally be exclusively subject to the tax laws of their countries.
Non-Qualified Stock Options. A holder of non-qualified stock options will not recognize taxable income when the award is granted and Vimeo will not be entitled to a tax deduction at such time. Such holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) upon the exercise of

Vimeo, Inc. 2023 Proxy Statement 31

non-qualified stock options equal to the excess of the Fair Market Value of the shares of Vimeo common stock purchased over the exercise price and Vimeo will generally will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), apply.
ISOs. A holder of ISOs will not recognize taxable income when the award is granted. Such holder will not recognize taxable income (except for purposes of the alternative minimum tax) upon the exercise of an ISO. If such holder does not sell or otherwise dispose of the shares of Vimeo common stock acquired upon the exercise of an ISO within two (2) years from the date the ISO was granted or within one (1) year from the date the holder acquired such shares, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss and Vimeo will not be entitled to any deduction. If, however, such shares are disposed of within such two (2) or one (1) year periods, then in the year of such disposition the holder will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the Fair Market Value of such shares on the date of exercise over the exercise price and Vimeo generally will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. The excess of the amount realized through the disposition date over the Fair Market Value of the shares of Vimeo common stock acquired on the exercise date will be treated as capital gain.
SARs. A holder of SARs will not recognize taxable income when the award is granted and Vimeo will not be entitled to a tax deduction at such time. Upon the exercise of a SAR, such holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) equal to the Fair Market Value of any shares of Vimeo common stock delivered (and the amount of cash paid by Vimeo (if any)) and Vimeo will generally be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.
Restricted Stock. A holder of a Restricted Stock award will not recognize taxable income when the award is granted and Vimeo will not be entitled to a tax deduction at such time, unless such holder makes an election under Section 83(b) of the Code to be taxed at grant. If such an election is made, the holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at the time of grant equal to the Fair Market Value of the shares of Restricted Stock at such time. If such an election is not made, the holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at vesting in an amount equal to the Fair Market Value of the shares of Restricted Stock at such time. Vimeo will be entitled to a corresponding deduction at the time ordinary income is recognized by the holder, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, dividends credited prior to the vesting of shares of Restricted Stock for which the above-described election has not been made will be compensation taxable as ordinary income (and subject to income tax withholding in the case of employees), rather than as dividend income, and Vimeo will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.
RSUs. A holder of RSUs will not recognize taxable income when the award is granted and Vimeo will not be entitled to a tax deduction at such time, unless such holder makes an election under Section 83(b) of the Code to be taxed at grant. Such holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at vesting in an amount equal to the Fair Market Value of any shares of

32 Vimeo, Inc. 2023 Proxy Statement

Vimeo common stock delivered (and the amount of cash paid by Vimeo (if any)) and Vimeo will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.
Section 162(m). Under Section 162(m) of the Code, compensation (including compensation under the Amended Plan) in any calendar year in excess of  $1 million for any individual who served as a named executive officer in 2022 or thereafter will not be deductible.
The foregoing general tax discussion is intended for the information of Vimeo stockholders and not as tax guidance for holders of awards under the Amended Plan. Holders of awards under the Amended Plan are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Amended Plan.
Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our common stock under the Amended Plan, as amended by the Amendment, with the SEC, as soon as practicable after approval of the Amendment by our stockholders.
New Plan Benefits
Because the granting of awards under the Amended Plan, is discretionary, subject to the limits described under “Shares Subject to the Amended Plan” above and other terms of the Amended Plan, we cannot now determine the number or type of awards to be granted in the future to any particular person or group. For further information on awards to non-employee directors, see the section “Director Compensation”.
The following table sets forth the awards that were granted to our named executive officers, our executive officers as a group, our non-executive directors as a group, and our non-executive officer employees as a group under the 2021 Plan during the fiscal year ended December 31, 2022. Awards to executive officers and non-executive directors represented 17.6% of total shares granted in 2022.
Name and Position	Number of Stock Options	Number of RSUs
Anjali Sud	—	991,125
Gillian Munson	—	827,802
Mark Kornfilt	—	164,528
Michael A. Cheah	—	247,253
Narayan Menon(1)	—	—
All executive officers as a group	—	2,230,708
All non-executive directors as a group	—	218,745
All non-executive officer employees as a group	—	11,427,780

(1)
Mr. Menon resigned effective April 4, 2022.

Vimeo, Inc. 2023 Proxy Statement 33

Vote Required
Amendment of the 2021 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares of Vimeo capital stock present at the Annual Meeting in person or represented by proxy and voting together.

34 Vimeo, Inc. 2023 Proxy Statement

Executive Officers Who are not Directors
The following table identifies certain information about our executive officers who are not directors as of April 10, 2023. For background information about our Chief Executive Officer, Anjali Sud, see the information set forth above under “Directors.” Our executive officers are appointed by, and serve at the discretion of, the Board. There are no family relationships among any of our directors or executive officers.
Name	Age	Position
Eric Cox	52	Chief Operating Officer
Gillian Munson	52	Chief Financial Officer
Eric Cox has served as our Chief Operating Officer since March 2023. Prior to that, Mr. Cox served as our Chief Revenue Officer from December 2021 to March 2023. Mr. Cox previously held various leadership positions across Adobe, Inc., a software company, most recently leading Go-to-Market, Product Marketing, and Sales for Adobe’s Digital Media B2B business. Earlier in his career, Mr. Cox held various leadership positions at Visio Software, Microsoft Corporation, a software and technology company, and Hablador, a content management solution start-up in Seattle Washington.
Gillian Munson has served as our Chief Financial Officer since April 2022. Prior to joining Vimeo, Ms. Munson served as the Chief Financial Officer of Iora Health, Inc., a healthcare company, from January 2021 to March 2022, and as a Venture Partner at Union Square Ventures from 2019 to 2022. From 2013 to 2019, she served as Chief Financial Officer of XO Group Inc., the parent company of The Knot Inc., a media and technology company. Ms. Munson’s previous positions include Managing Director at Allen & Company LLC, Vice President, Business Development at Symbol Technologies, LLC, and both Executive Director and Senior Equity Analyst at Morgan Stanley. Ms. Munson has served on the board of directors of Duolingo, Inc., a publicly-traded language learning company, since September 2019, and on the board of directors of Phreesia, Inc., a publicly-traded software company, since May 2019. She previously served on the board of directors of Monster Worldwide, Inc. from 2015 to 2016. Ms. Munson holds a B.A. in Political Science and Economics from the Colorado College in Colorado Springs.

Vimeo, Inc. 2023 Proxy Statement 35

Compensation Committee Interlocks and Insider Participation
The Compensation and Human Capital Management Committee consists of Mo Koyfman (chair), Jay Herratti and Nabil Mallick. None of these individuals served as one of our officers or employees in 2022 or in any prior year. None of our executive officers currently serves, or served in 2022, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

36 Vimeo, Inc. 2023 Proxy Statement

Executive Compensation
Compensation Discussion and Analysis
Introduction
The executive officers whose compensation is discussed in this compensation discussion and analysis (the “CD&A”), and who are referred to as our named executive officers in this CD&A (the “NEOs”), are:
•
Anjali Sud, Chief Executive Officer

•
Gillian Munson, Chief Financial Officer

•
Mark Kornfilt, former President (through March 31, 2023)

•
Michael A. Cheah, former General Counsel & Secretary (through January 31, 2023)

•
Narayan Menon, former Chief Financial Officer (through April 4, 2022)

These executives served in these roles at Vimeo OpCo prior to the Spin-off and served in these roles at Vimeo following the Spin-off through 2022, with the exception of Ms. Munson and Mr. Menon. Effective April 4, 2022, Mr. Menon resigned as Vimeo’s Chief Financial Officer, and Ms. Munson was appointed to succeed Mr. Menon. Mr. Kornfilt served as interim Chief Executive Officer from April 2022 to June 2022 while Ms. Sud was on maternity leave.
Philosophy and Objectives
Our executive compensation program is designed to increase long-term stockholder value by attracting, retaining, motivating and rewarding leaders with the competence, character, experience and ambition necessary to enable us to meet our growth objectives.
Although we are a publicly traded company, we work to foster an entrepreneurial culture, and, within that culture, attract senior executives with entrepreneurial backgrounds, attitudes and aspirations. Accordingly, when working to recruit and retain executive officers, as well as other executives who may become executive officers at a later time, we compete not only with other public companies, but also with earlier stage companies, companies funded by private equity and venture capital and other professional firms. We structure our executive compensation program so that we can compete in this varied marketplace for talent, with an emphasis on variable, contingent compensation and long-term equity ownership. Vimeo has a unique position as an innovative, start-to-finish video platform working to change the way the world interacts with video. Vimeo, even as a public company, has many start-up-like tendencies. Because of this unique position, we aim to take a flexible approach to executive compensation.
When establishing compensation packages for a given executive, we follow a flexible approach and make decisions based on a number of factors particular to a given executive’s situation, including our firsthand experience with the competition for recruiting and retaining executives, negotiation and discussion with the relevant individual, competitive survey data, internal equity considerations and other factors we deem relevant at the time.
In line with our flexible mindset, we refrain from using an arithmetic method for determining compensation levels and evaluating performance. Such methods frequently overlook the various factors influencing success at both the individual and the business level. Our objectives may change in priority as the competitive and strategic landscapes evolve, even within a single compensation cycle. Consequently, rigid formulaic approaches often lead to over- or under-compensation. Hence, we have historically steered clear of strict formulas, opting instead for a predominantly discretionary approach to compensation practices.
Roles and Responsibilities
The Compensation and Human Capital Management Committee of our Board of Directors (for purposes of this CD&A, the “Committee”) has the primary responsibility for establishing the compensation of our executive officers.

Vimeo, Inc. 2023 Proxy Statement 37

Executive Compensation
For each of our NEOs, all compensation decisions referred to throughout this CD&A have been made by the Committee, based (in part) on recommendations from our Chief Executive Officer (other than with respect to her own compensation) and in consultation with the Chairman of our Board of Directors. The Committee consists of Mr. Koyfman (Chair) and Messrs. Herratti and Mallick.
Our executive officers participate in structuring Company-wide compensation programs and in establishing bonus and equity pools for our employee population, excluding themselves. In late 2022 and early 2023, Ms. Sud met with the Committee and discussed her views of corporate and individual executive officer performance for 2022 for Messrs. Kornfilt and Cheah and Ms. Munson, and her recommendations for annual bonuses for these executive officers. She also discussed her own performance with the Committee. Mr. Cheah also met with the Committee and Compensation Advisory Partners LLC (“CAP”) to separately discuss Ms. Sud’s performance, and Messrs. Koyfman and Cheah recommended a bonus for her to the Committee. Following these discussions, the Committee met in an executive session to review and discuss these recommendations and a review of the factors described below under “Annual Cash Bonuses”. After consideration of these recommendations, the Committee ultimately determined the annual bonus for each NEO.
In establishing a given executive officer’s compensation package, each individual component was evaluated independently and in relation to the package as a whole. Prior earning histories and outstanding long-term compensation arrangements were also reviewed and taken into account. However, the Committee does not believe in any formulaic relationship or targeted allocation between these elements. Instead, each individual executive officer’s situation is evaluated on a case-by-case basis each year, considering a variety of relevant factors at the time.
As discussed further under the section of this proxy statement titled “Proposal 2—Advisory Vote on the Frequency of Holding Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers,” our Board of Directors recommends holding a say on pay vote on an annual basis beginning in 2024. The Committee will continue to consider the outcome of say on pay votes when making future compensation decisions for our executive officers.
For the 2022 year, the Committee engaged CAP to assist it with compensation matters, including executive and non-employee director compensation assessment, equity compensation strategy, and compensation risk assessment. CAP reports directly to the Committee, and the Committee may replace CAP or engage additional consultants at any time. Generally, one or more representatives from CAP attend Committee meetings and communicate with the Chair of the Committee, as well as other Committee members, between meetings from time to time. CAP has no other business relationship with Vimeo and receives no payments from Vimeo other than fees for services to the Committee. The Committee has assessed the independence of CAP taking into account, among other things, the factors set forth under Rule 10C-1 of the Exchange Act and the listing standards of Nasdaq, and has concluded that no conflict of interest has arisen with respect to the work that CAP performs for the Committee.
Compensation Elements
Our compensation packages for our executive officers primarily consist of salary, annual bonuses, equity awards and, in certain limited instances, perquisites and other benefits. Prior to making specific decisions related to any particular element of compensation, the Committee typically reviews the total direct compensation of each executive, evaluating the executive’s total near-term and long-term compensation in aggregate. The Committee then determines which element or combination of elements (salary, annual bonus and/or equity awards) can be used most effectively to further our compensation objectives. However, all such decisions are subjective and are made on a facts and circumstances basis without any prescribed relationship between the various elements of the total compensation package.
Base Salaries
We provide each named executive officer with a base salary, reflective of the competitive marketplace, for the services that the named executive officer performs for us. Base salary serves as the primary form of fixed compensation for our named executive officers. Base salaries are reviewed annually and may be increased based on the individual performance of the named executive officer, company performance, the executive’s position

38 Vimeo, Inc. 2023 Proxy Statement

Executive Compensation
within our business, the scope of his or her responsibilities, and market practices. Annual base salaries for 2022 for Msses. Sud and Munson and Messrs. Kornfilt, Cheah and Menon were $600,000, $400,000, $450,000, $325,000 and $350,000, respectively. None of our NEOs’ base salaries were increased from 2021 to 2022.
Annual Cash Bonuses
Annual cash bonuses for our named executive officers are discretionary and are determined by the Committee. The determination of bonus amounts is based on a non-formulaic assessment of factors that vary from year to year, none of which have a pre-established weighting. In determining individual annual bonus amounts, a variety of factors regarding Vimeo’s overall performance are considered, such as Adjusted EBITDA, growth in profitability or achievement of strategic objectives, an individual executive’s performance and contribution to Vimeo, and bonus targets previously established between Vimeo and the executive. Executive officer bonuses tend to be highly variable from year-to-year depending on the performance of the Company and, in certain circumstances, individual executive officer performance. The Committee believes a discretionary bonus is appropriate for Vimeo at this stage of its growth as it provides the Committee the opportunity to take into account all factors, both positive and negative, that impact the company.
For 2022 bonuses, the Committee considered a variety of factors, including, among others, the Company’s level of Adjusted EBITDA attained for 2022, including the fact that the Company had two consecutive quarters of positive Adjusted EBITDA in the second half of 2022, year-over-year revenue growth of 11%, a 59% increase year-over-year in bookings in our flagship Vimeo Enterprise business, the general operation of the Company, macroeconomic conditions, relative contributions made by and roles and responsibilities of each executive officer during the year, the relative size of the bonus amounts paid to other members of leadership at Vimeo and the recommendations of the Chairman of the Board and Chief Executive Officer (other than for Ms. Sud’s own bonus). Adjusted EBITDA is calculated as described in Annex B.
The table below details 2022 bonus targets, actual bonuses, and considerations of the Committee in determining actual bonuses for Msses. Sud and Munson and Messrs. Kornfilt, Cheah and Menon. NEO bonuses for 2022 are reported in the 2022 Summary Compensation Table below. 2022 target bonuses for our NEOs did not change from 2021.
Name and Title	2022 Target Bonus (as a percentage of base salary)	2022 Actual Bonus (as a percentage of target bonus)	Considerations of the Committee
Anjali Sud Chief Executive Officer	100%	50%
•
Ms. Sud’s leadership position, including her role as Chief Executive Officer;

•
Ms. Sud’s offer to take a 0% bonus for the year in recognition of her leadership position at the Company during a difficult year; with the knowledge of this offer, however, the Committee determined that a 50% bonus would be more appropriate; and

•
the Company’s 2022 financial results, including Adjusted EBITDA, revenue growth and bookings

Gillian Munson (1) Chief Financial Officer (beginning April 4, 2022)	80%	75%
•
Ms. Munson’s role as Chief Financial Officer, including her management of our finance and investor relations functions;

•
Ms. Munson’s overall leadership;

•
Ms. Munson’s assumption of additional responsibilities through the Chief Financial Officer transition; and

•
the Company’s 2022 financial results, including Adjusted EBITDA, revenue growth and bookings

Mark Kornfilt Former President (until March 31, 2023)	100%	50%
•
Mr. Kornfilt’s leadership positions, including Mr. Kornfilt’s roles as both President and as Interim Chief Executive Officer during 2022;

•
Mr. Kornfilt’s offer to take a 0% bonus for the year in recognition of his leadership position at the Company during a difficult year; with the knowledge of this offer, however, the Committee determined that a 50% bonus would be more appropriate; and

•
the Company’s 2022 financial results, including Adjusted EBITDA, revenue growth and bookings

Vimeo, Inc. 2023 Proxy Statement 39

Executive Compensation
Name and Title	2022 Target Bonus (as a percentage of base salary)	2022 Actual Bonus (as a percentage of target bonus)	Considerations of the Committee
Michael A. Cheah Former General Counsel & Secretary (until January 31, 2023)	60%	75%
•
Mr. Cheah’s role as General Counsel & Secretary, including his management of our legal, compliance, privacy, safety, and government affairs functions;

•
Mr. Cheah’s overall leadership; and

•
the Company’s 2022 financial results, including Adjusted EBITDA, revenue growth and bookings

Narayan Menon (1) Former Chief Financial Officer (until April 4, 2022)	65%	100%	• Mr. Menon’s transition assistance with respect to the role of Chief Financial Officer and other senior level services provided to the Company

1.
2022 bonuses for Ms. Munson and Mr. Menon were prorated to reflect respective time served as the Company’s Chief Financial Officer. Mr. Menon’s bonus was paid in June 2022.

Long Term Incentives
Due to our entrepreneurial philosophy, we believe that providing a meaningful equity stake in our business is essential to create compensation opportunities that can compete, on a risk-adjusted basis, with the wide range of entrepreneurial employment alternatives in the competitive market. In addition, we believe that ownership shapes behavior and, that by providing compensation in the form of equity awards, we align executive officer incentives with stockholder interests in a manner that drives superior performance over time.
Although we do not have a formal policy with respect to the grant of equity incentive awards to our named executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture, and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting schedule promote executive retention by incentivizing our executive officers to remain in our employment during the relevant vesting period. Further, we believe that awards with time-based vesting are frequently used by newly public companies.
In determining the size of equity awards for an executive officer for any given period, the Committee reviews and evaluates on an individual-by-individual basis the amount of outstanding unvested and/or unexercised equity awards, as well as previously earned or exercised equity awards. In setting award levels, the predominant factors considered by the Committee are providing the executive officer with effective retention incentives, an appropriate reward for past performance, incentives for strong future performance, and competitive conditions. The annual corporate performance factors relevant to determining individual bonus amounts, while considered, are generally less relevant in determining the type and level of equity awards, as equity awards tend to be more forward-looking, and are a longer-term retention and reward instrument relative to annual bonuses. Since completion of the Spin-off, the primary long term incentives for our NEOs have been restricted stock unit (“RSU”) awards.
In March 2022, as part of the Company’s annual year-end compensation review, the Committee granted 164,528 RSUs to Mr. Kornfilt, 247,253 RSUs to Mr. Cheah and 991,125 RSUs to Ms. Sud. The RSU award granted to Mr. Kornfilt vested fully on the first anniversary of the grant date. The RSU award granted to Mr. Cheah would have vested fully on the third anniversary of the grant date, however, the award is expected to be forfeited upon Mr. Cheah’s anticipated departure from his current position as Special Counsel at the Company. In order to further tie the compensation that Ms. Sud receives to our stockholders’ experience, the RSU award granted to Ms. Sud is subject to achievement of stock performance- and time-based conditions. The stock performance-based condition will be deemed satisfied with respect to tranches of RSUs upon the Company’s common stock reaching certain price targets, calculated on a 20-day volume weighted average price basis during the prescribed measurement period (any such RSUs that satisfy the price targets, the “Available RSUs”). The time-based condition will be deemed satisfied with respect to the Available RSUs if Ms. Sud remains continuously employed by the Company (i) through March 25, 2024, at which time two-thirds of the Available RSUs will vest, and (ii) through March 25, 2025, at which time the remaining Available RSUs will vest. In April 2022, in connection with her appointment as Chief Financial Officer, Ms. Munson was granted 827,802 RSUs, which vest in three equal installments on the anniversary of the grant date (April 4, 2023, April 4, 2024 and April 4, 2025).
Our practice has been to schedule Committee meetings at which equity awards are to be granted to NEOs well in advance of  (and without regard to) the timing of the release of earnings or other material information.

40 Vimeo, Inc. 2023 Proxy Statement

Executive Compensation
Mr. Menon holds SAR awards, granted to him in 2020, which originally vested in four equal annual installments on the anniversary of the commencement of Mr. Menon’s employment with Vimeo OpCo (January 6, 2020) and expire on the tenth anniversary of the February 24, 2020 grant date. The transition agreement between Vimeo and Mr. Menon modified the vesting conditions for the third tranche of his SAR award, pursuant to which 342,326 SARs vested on September 6, 2022 and the remaining unvested SARs were forfeited. We and the Committee determined to accelerate the vesting of the 342,326 SARs in consideration of Mr. Menon’s assistance with the transition to a new Chief Financial Officer and his continued support after his departure as Chief Financial Officer in a consultancy role to the Company. In connection with the departures of Messrs. Kornfilt and Cheah from their roles as President and General Counsel & Secretary of the Company, respectively, and in consideration for their transition services provided to the Company, the Company modified the vesting conditions for their March 2021 RSU awards, pursuant to which the awards became fully vested as of March 31, 2023 and March 1, 2023, respectively. In addition, in connection with the departure of Mr. Cheah, the Company agreed to modify the vesting conditions for the final tranche of his July 17, 2019 SAR award, pursuant to which 63,394 SARs will vest on his separation date.
Change in Control and Severance Benefits
Each of our NEOs, other than Mr. Cheah, is, or was prior to their termination of employment with us, entitled to severance payments and benefits under his or her employment agreement upon a termination of employment in certain circumstances. In addition, our 2021 Stock and Annual Incentive Plan provides for “double-trigger” protection with respect to equity awards granted under this plan. These agreements and benefits assist us in attracting and retaining our executive officers, including in the event of a potential change in control. For a description of these agreements and benefits, please see “Estimated Potential Payments Upon a Termination or Change in Control.”
Employee Benefits and Perquisites
For the year ended December 31, 2022, Vimeo employees, including our NEOs, were eligible to participate in the Vimeo Retirement Savings Plan (the “Vimeo Plan”) in the United States, which is a tax-qualified plan under Section 401(k) of the Internal Revenue Code. Under the Vimeo Plan, participating employees may contribute up to 50% of their pre-tax earnings, subject to IRS limits. The employer match under the Vimeo Plan is 100% of the first 10% of a participant’s eligible earnings, capped at $10,000 annually. Matching contributions are invested in the same manner as each participant’s voluntary contributions in the investment options provided under the Vimeo Plan.
We currently provide a range of broad-based benefit plans, including comprehensive health, dental, vision and retirement benefits. In the U.S., we also offer a $1,000 bonus to new biological parents upon birth of a child, which Ms. Sud received in 2022.
In 2022, we agreed to cover tax registration fees for Mr. Kornfilt in an amount up to $20,000, in connection with Mr. Kornfilt’s move to Switzerland where Vimeo does not maintain a permanent office.
Hedging Policy
Our Board has adopted an insider trading policy, which prohibits our directors, officers, employees and other covered persons from hedging or similar transactions designed to decrease the risks associated with holding our common stock.
Compensation Risk Assessment
The Committee regularly reviews our compensation policies and practices, including the risks created by our compensation plans, and has concluded that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Tax and Accounting Considerations
The Committee believes that its primary responsibility is to maintain an executive compensation program that attracts, retains, motivates and rewards our executives. Accordingly, the Committee has paid, and may continue to pay, in its discretion, compensation that is not fully deductible or is limited as to tax deductibility.

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Compensation and Human Capital Management Committee Report
The Compensation and Human Capital Management Committee has reviewed the Compensation Discussion and Analysis and discussed it with Vimeo management. In reliance on its review and the discussions referred to above, the Compensation and Human Capital Management Committee has recommended to Vimeo’s Board that the Compensation Discussion and Analysis be included in Vimeo’s 2022 Annual Report on Form 10-K and this proxy statement.
Members of the Compensation and Human Capital Management Committee
Mo Koyfman (Chair)
Jay Herratti
Nabil Mallick

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Summary Compensation Table
The following table sets forth information concerning the compensation paid to each of Vimeo’s named executive officers for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020.
Name and Principal Positions	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)(3)	Total ($)
Anjali Sud Chief Executive Officer	2022	$600,000	$300,000	$7,184,861	$—	$11,000	$8,095,861
	2021	$600,000	$600,000	$15,315,219	$2,318,908(4)	$10,000	$18,844,127
	2020	$400,000	$750,000	$—	$49,726(5)	$10,000	$1,209,726
Gillian Munson Chief Financial Officer (7)	2022	$300,000(8)	$178,850	$10,587,588	$—	$10,000	$11,076,438
Mark Kornfilt Former President and interim Chief Executive Officer (April 2022 to June 2022)	2022	$450,000	$225,000	$3,189,619	$—	$30,000	$3,894,619
	2021	$450,000	$450,000	$12,252,210	$895,234(4)	$10,000	$14,057,444
	2020	$350,000	$500,000	$—	$—	$10,000	$860,000
Michael A. Cheah Former General Counsel & Secretary	2022	$325,000	$146,250	$3,409,539	$566,871(6)	$10,000	$4,457,660
Narayan Menon Former Chief Financial Officer (8)	2022	$350,000	$93,493	$—	$3,360,627(9)	$10,000	$3,814,120
	2021	$350,000	$227,500	$—	$1,783,016(4)	$10,000	$2,370,516
	2020	$350,000	$725,000	$—	$3,425,400(7)	$10,000	$4,510,400

1.
For each named executive officer, the amounts in the table above reflect annual cash bonuses, except that for Mr. Menon in 2020, the amount in the table above reflects an annual cash bonus in the amount of  $350,000 and a one-time signing bonus intended to cover costs related to the relocation of Mr. Menon and his family to the New York City metropolitan area in the amount of  $375,000. 2020 bonuses were paid in 2021, 2021 bonuses were paid in 2022 and 2022 bonuses were paid in 2023. Ms. Munson’s 2022 bonus was prorated to reflect her April 2022 start date and Mr. Menon’s 2022 bonus was prorated to reflect his April 2022 departure.

2.
Reflects the grant date fair value of RSU awards granted to (i) Ms. Munson ($10,587,588), Mr. Kornfilt ($1,977,627), and Mr. Cheah ($3,056,047) during 2022 denominated in the equity of Vimeo (“Vimeo RSUs”) and (ii) Ms. Sud ($14,999,266) and Mr. Kornfilt ($11,999,413) during 2021 denominated in the equity of Vimeo OpCo (“Vimeo OpCo RSUs”). The grant date fair value of each Vimeo RSU was determined by multiplying the number of underlying shares of the Vimeo RSU by the closing stock price of Vimeo common stock on the date of grant. The grant date fair value of each Vimeo OpCo RSU award was determined by reference to the pre-money valuation of Vimeo OpCo’s January 2021 primary equity raise (described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023), which was the most recently completed equity transaction prior to the grant-date between Vimeo OpCo and unrelated third parties. For information about the weighted-average grant date fair value of RSUs, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023. The Vimeo OpCo RSUs were converted into Vimeo RSUs with respect to Vimeo common stock in the Spin-off and associated merger of Vimeo entities. Such amounts for 2021 also reflect non-cash modification charges for Ms. Sud ($315,953) and Mr. Kornfilt ($252,797) related to adjustments to their Vimeo OpCo RSU awards made in connection with the Spin-off and Vimeo merger. Such amounts for 2022 also reflect non-cash modification charges for Mr. Kornfilt ($1,211,992) and Mr. Cheah ($353,492) related to adjustments to their March 2021 RSU awards made in connection with their respective departures. With respect to Ms. Sud in 2022, reflects the grant date fair value of RSU awards granted to Ms. Sud ($7,184,861) during 2022 for which vesting is subject to the achievement of both stock performance and time-based vesting conditions (“Available RSUs”). The grant date fair value of each Available RSU was determined by reference to Vimeo’s closing stock price on the date of grant and by using a Monte Carlo simulation of Vimeo’s stock price over the performance period, which is further described in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023.

3.
For each named executive officer, reflects 401(k) plan matching contributions ($10,000 each year for each named executive officer). For Ms. Sud in 2022, also includes a $1,000 bonus offered to new biological parents. For Mr. Kornfilt in 2022, also reflects the payment by the Company of certain tax registration fees related to Mr. Kornfilt’s legal employment in Switzerland.

4.
For each named executive officer, the amounts in the table above represent a non-cash modification charge related to adjustments to Vimeo SARs and Vimeo options in connection with the Spin-off and Vimeo merger.

5.
The amount in the table above for 2020 for Ms. Sud under the column header “Option Awards” represents a non-cash modification charge relating to the conversion of each IAC stock option (all of which were vested) outstanding at the time of the separation of the businesses of Match Group, Inc. from the remaining businesses of the company formerly named “IAC/InterActiveCorp” (the “Match Separation”) into an IAC stock option and a Match Group stock option in connection with the Match Separation. The adjustments were designed to preserve the intrinsic or “spread” value of the stock options immediately before and immediately after the adjustment (with the allocation between IAC stock options and Match Group stock options determined pursuant to the terms of the Match Separation), and were made pursuant to and in accordance with the terms of the applicable plan pursuant to which the IAC stock options were initially granted based on the relative values of IAC common stock and Match Group common stock at the time of the Match Separation. Because the adjustments were intended to preserve the value of the options, Vimeo does not believe that the related modification charge is reflective of any additional cost to IAC or Vimeo or the receipt of any additional benefit by Ms. Sud. This amount does not represent the value of new equity compensation awarded, as Ms. Sud did not receive any option awards in 2020.

6.
Represents a non-cash modification charge related to the acceleration of the vesting of 63,394 SARs from Mr. Cheah’s July 2019 SAR award in connection with Mr. Cheah’s resignation as General Counsel & Secretary of the Company. The SARs would have normally vested in July 2023.

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7.
Reflects the grant date fair value of stock appreciation rights (“SARs”) granted to Mr. Menon during 2020 denominated in the equity of Vimeo OpCo (“Vimeo OpCo SARs”), computed using the Black-Scholes option pricing model. The Vimeo OpCo SARS were converted into stock appreciation rights with respect to Vimeo common stock in connection with the Vimeo merger. The Black-Scholes option pricing model incorporates various assumptions, including expected volatility (based on historical stock prices of peer companies that were used in the preparation of internal valuations used in valuing shares of Vimeo OpCo), risk-free interest rates (based) on U.S. Treasury yields for notes with terms comparable to those of the Vimeo OpCo SARs, in effect at the grant date), expected term (based on the mid-point of the first and last windows of exercise) and dividend yield. The assumptions used to calculate the amount in the table above are as follows: expected volatility (38%), risk-free interest rate (1.1), expected term (3.3 years) and dividend yield (none). For information about the weighted-average grant date fair value of SARs, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023.

8.
On April 4, 2022, Mr. Menon resigned as our Chief Financial Officer, and was no longer an executive officer of the Company as of such time, and remained employed as an Executive Advisor. Mr. Menon was succeeded as our Chief Financial Officer by Ms. Munson on the same date. Ms. Munson’s 2022 base salary in the table above is a prorated amount to reflect her April 2022 start date. Ms. Munson’s annualized 2022 base salary was $400,000. The salary included for Mr. Menon following April 4, 2022 was for his employment as our Executive Advisor, a non-executive officer role.

9.
Represents a non-cash modification charge related to (i) the extension of Mr. Menon’s period to exercise vested SARs after his separation from the Company to twelve months and (ii) the acceleration of the vesting of 342,326 SARs from Mr. Menon’s February 2020 SAR award in connection with Mr. Menon’s departure from the Company. The 342,326 SARs would have normally vested on January 6, 2023.

Grants of Plan-Based Awards in 2022
The table below provides information regarding all Vimeo equity awards granted to our NEOs in 2022. With the exception of Ms. Sud’s award, the grant date fair value of the RSU awards is calculated by multiplying the number of RSUs by the closing stock price of Vimeo common stock on the date of grant. The grant date fair value of Ms. Sud’s RSU award is calculated by reference to Vimeo’s closing stock price on the date of grant and by using a Monte Carlo simulation to reflect the probable outcome of the market and time conditions associated with such RSU awards. See footnote (2) to the Summary Compensation Table above.
	Grant Date	Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)(8)
Name		Threshold ($)	Target ($)	Maximum ($)
Anjali Sud	3/25/2022(1)	291,375	701,100	991,125	—	7,184,861
Gillian Munson	4/4/2022(2)	—	—	—	827,802	10,587,588
Mark Kornfilt	3/25/2022(3)	—	—	—	164,528	1,977,627
	—	—	—	—	—	1,211,992(4)
Michael A. Cheah	3/28/2022(5)	—	—	—	247,253	3,056,047
	—	—	—	—	—	353,492(6)
	—	—	—	—	—	566,871(7)
Narayan Menon	—	—	—	—	—	3,360,627(9)

1.
Represents a grant of restricted stock units with respect to shares of Vimeo’s common stock. The RSUs are subject to achievement of stock performance- and time-based conditions. The stock performance-based condition will be deemed satisfied with respect to tranches of RSUs upon the Company’s common stock reaching certain price targets, calculated on a 20-day volume weighted average price basis during the measurement period (any such RSUs that satisfy the price targets, the “Available RSUs”). The time-based condition will be deemed satisfied with respect to the Available RSUs if Ms. Sud remains continuously employed by the Company (i) through March 25, 2024, at which time two-thirds of Available RSUs will vest and (ii) through March 25, 2025, at which time the remaining Available RSUs will vest.

2.
Represents RSUs that vested or will vest in three equal installments on each of April 4, 2023, 2024 and 2025, subject to continued service.

3.
Represents RSUs that vested in full on March 25, 2023.

4.
Represents a non-cash modification charge related to the acceleration of vesting for Mr. Kornfilt’s March 2021 RSU award in connection

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with his departure from the Company, pursuant to which the award became fully vested as of March 31, 2023. See footnote (2) to the Summary Compensation Table above.
5.
Represents RSUs that would vest in full on March 28, 2025, but are expected to be forfeited in connection with Mr. Cheah’s separation from the Company. See footnote (2) to the Summary Compensation Table above.

6.
Represents a non-cash modification charge related to the acceleration of vesting for Mr. Cheah’s March 2021 RSU award in connection with his departure from the Company, pursuant to which the award became fully vested as of March 1, 2023. See footnote (2) to the Summary Compensation Table above.

7.
Represents a non-cash modification charge related to the acceleration of the vesting of 63,394 SARs from Mr. Cheah’s July 2019 SAR award in connection with his departure from the Company. The SARs would have normally vested in July 2023. See footnote (2) to the Summary Compensation Table above.

8.
Other than with respect to the non-cash modification charges for Messrs. Kornfilt, Cheah, and Menon, represents the grant date fair value of the awards granted during 2022, as determined under ASC Topic 718. See footnote (2) to the Summary Compensation Table above.

9.
Represents a non-cash modification charge, as determined under ASC Topic 718, related to (i) the extension of Mr. Menon’s period to exercise vested SARs after his separation from the Company to twelve months and (ii) the acceleration of the vesting of 342,326 SARs from Mr. Menon’s February 2020 SAR award in connection with Mr. Menon’s departure from the Company. The 342,326 SARs would have normally vested on January 6, 2023.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
We entered into an employment agreement with each of Ms. Sud, dated as of May 4, 2022, Ms. Munson, dated as of April 2, 2022, and Mr. Kornfilt, dated as of May 4, 2022, and Vimeo OpCo entered into an employment agreement with Mr. Menon, dated as of October 28, 2019. We refer to these agreements as the Sud Agreement, the Munson Agreement, the Kornfilt Agreement and the Menon Agreement, respectively. We have not entered into an employment agreement with Mr. Cheah.
Sud Agreement
The Sud Agreement provides that Ms. Sud will serve as our Chief Executive Officer. The Sud Agreement provides for “at will” employment. The Sud Agreement provides for (i) an annual base salary of  $600,000, (ii) eligibility to receive an annual discretionary bonus, with a target bonus equal to 100% of her base salary, (iii) an entitlement to an 18-month period following any future separation date to exercise vested Vimeo SARs or stock options, provided that if Ms. Sud resigns without good reason (as defined in the Sud Agreement), Ms. Sud must provide us with at least eight weeks written notice prior to separation, and (iv) participation in our employee benefit plans. In addition, the Sud Agreement further provides for (i) twelve months of continued salary and (ii) twelve months of health benefits coverage or, at our option, COBRA coverage, upon the termination of her employment without cause or for good reason, subject to her execution of a release of claims in favor of the company. Ms. Sud is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants. The Sud Agreement was amended in March 2023 to, among other things, provide Ms. Sud with the opportunity to earn a non-discretionary bonus for 2023 based on the achievement of revenue and adjusted EBITDA performance metrics.
Munson Agreement
The Munson Agreement provides that Ms. Munson will serve as our Chief Financial Officer. The Munson Agreement provides for “at will” employment. The Munson Agreement provides for (i) an annual base salary of  $400,000, (ii) eligibility to receive a discretionary annual bonus with a target bonus of 80% of her base salary, (iii) the grant to Ms. Munson 827,802 restricted stock units, which vest in three equal installments on an annual basis and (iv) participation in our employee benefit plans. If Ms. Munson’s employment is terminated by us without cause or if Ms. Munson terminates her employment with us for good reason (as such terms are defined in the Munson Agreement), she will be entitled to severance equal to (i) at least twelve months of her then-current salary and (ii) health benefits coverage for twelve months or, at our option, COBRA coverage for the same period, subject to her execution of a standard severance agreement. Ms. Munson has agreed to confidentiality, intellectual property, non-competition and non-solicitation covenants.

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Compensation and Human Capital Management Committee Report
Kornfilt Agreement
The Kornfilt Agreement provides that Mr. Kornfilt will serve as our President and Chief Product Officer. Mr. Kornfilt’s role subsequently changed to President. The Kornfilt Agreement provides for “at will” employment. The Kornfilt Agreement provides for (i) an annual base salary of  $450,000, (ii) eligibility to receive an annual discretionary bonus, with a target bonus equal to 100% of his base salary, (iii) an entitlement to an 18-month period following any future separation date to exercise vested Vimeo SARs or stock options, provided that if Mr. Kornfilt resigns without good reason (as defined in the Kornfilt Agreement), Mr. Kornfilt must provide us with at least eight weeks written notice prior to separation, and (iv) participation in our employee benefit plans. In addition, the Kornfilt Agreement further provides for (i) twelve months of continued salary and (ii) twelve months of health benefits coverage or, at our option, COBRA coverage, upon the termination of his employment without cause or for good reason, subject to his execution of a release of claims in favor of the company. Mr. Kornfilt is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants.
Memorandum of Understanding with Mr. Kornfilt
Mr. Kornfilt resigned as President of Vimeo effective March 31, 2023. In connection with Mr. Kornfilt’s resignation, we and Mr. Kornfilt entered into a memorandum of understanding dated February 24, 2023 (referred to as the Kornfilt MOU). Pursuant to the Kornfilt MOU, we agreed to (i) accelerate, as of March 31, 2023, Mr. Kornfilt’s 2021 award of 344,316 RSUs which would have otherwise vested in full on March 3, 2024 (subject to the terms of the board advisor agreement we entered into with Mr. Kornfilt dated February 24, 2023) and (ii) retain Mr. Kornfilt as a strategic Board advisor from April 1, 2023 to March 31, 2024. Additionally, we agreed to provide Mr. Kornfilt with 18 months after his separation date to exercise vested SARs and stock options, as provided for in the Kornfilt Agreement. In addition, the Kornfilt MOU includes other customary terms and covenants in favor of the Company.
Cheah Employment
Mr. Cheah is not party to an agreement with Vimeo. However, the Committee set Mr. Cheah’s base salary for 2022 at $325,000, with a target bonus equal to 60% of his base salary. Additionally, prior to his departure, Mr. Cheah participated in our employee benefit plans. Mr. Cheah is also party to an Employee Proprietary Information and Inventions Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, and mutual non-disparagement covenants.
Memorandum of Understanding with Mr. Cheah
Mr. Cheah resigned as General Counsel and Secretary of Vimeo effective January 31, 2023, at which time he became an Executive Advisor & Special Counsel to assist with transition matters. Mr. Cheah agreed to remain available after such date to assist with transition matters until the later of June 1, 2023 or Mr. Cheah’s successor’s appointment. In connection with Mr. Cheah’s resignation, we and Mr. Cheah entered into a memorandum of understanding dated February 28, 2023 (referred to as the Cheah MOU). Pursuant to the Cheah MOU, in consideration of Mr. Cheah’s support during the transition period to a new General Counsel, we agreed to (i) accelerate, as of March 1, 2023, Mr. Cheah’s 2021 award of 100,424 RSUs which would have otherwise vested in full on March 3, 2024, (ii) accelerate, as of Mr. Cheah’s separation date, the final unvested tranche of 63,394 SARs from Mr. Cheah’s 2019 SAR award which ordinarily would have vested in July 2023, (iii) provide Mr. Cheah with 18 months to exercise vested SARs from his last day of service and (iv) provide Mr. Cheah with 18 months of employer-covered COBRA benefits. In addition, the Cheah MOU includes other customary terms and covenants in favor of the Company.
Menon Agreement
The Menon Agreement provided that Mr. Menon would serve as our Chief Financial Officer. The Menon Agreement provided for “at will” employment, commencing in January 2020. The Menon Agreement provided for (i) an annual base salary of  $350,000, (ii) eligibility to receive an annual discretionary bonus, with a target bonus equal to 65% of his base salary, (iii) a sign-on bonus, which is subject to repayment in the event of certain terminations of

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employment, (iv) an entitlement to certain equity awards, which have been granted and (v) participation in our employee benefit plans. The Menon Agreement contained restrictive covenants, including non-competition. In addition, the Menon Agreement further provided for six months of continued salary upon the termination of his employment without cause or resignation for good reason (12 months, upon a termination occurring within 24 months of his commencement date), subject to his execution of a release of claims. Mr. Menon is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-solicitation and mutual non-disparagement covenants.
Transition Agreement with Mr. Menon
On February 4, 2022, Mr. Menon notified us of his decision to resign from the Company. In connection with Mr. Menon’s resignation and in consideration of the transition support provided by Mr. Menon to our new Chief Financial Officer, we and Mr. Menon entered into a transition agreement dated February 4, 2022 (referred to as the Transition Agreement). The Transition Agreement provides that Mr. Menon will continue in his employment with the Company as our Chief Financial Officer until his successor begins or June 30, 2022, whichever is earlier (the applicable date referred to as the Separation Date). Mr. Menon resigned from the Company effective April 4, 2022, at which time he became employed as an Executive Advisor to the Company until January 31, 2023. In exchange for Mr. Menon’s agreement to provide continuing services to the Company, (i) we continued to pay Mr. Menon his base salary at its current rate through the Separation Date, (ii) we paid Mr. Menon a 2021 bonus equal to his then-current annual target (65% of his annual base salary), which has been paid and is reflected in the Summary Compensation Table above, (iii) we paid Mr. Menon a bonus for the period between January 1, 2022 and the Separation Date of  $93,493, (vi) during the consultancy period, we paid Mr. Menon at his current annual base salary and continued to provide Mr. Menon with health benefits, (v) 342,326 of Mr. Menon’s SARs, representing 75% of a tranche that otherwise had a cliff vest on January 6, 2023, vested on September 6, 2022 and (vi) Mr. Menon has twelve months after the Separation Date to exercise his vested SARs. In addition, the Agreement includes other customary terms and covenants in favor of the Company.
Outstanding Equity Awards at Year-End Table
The table below provides information regarding Vimeo stock options, RSUs and SARs, as applicable, held by our named executive officers on December 31, 2022. The market value of Vimeo RSU awards is based on the closing market price of Vimeo common stock ($3.43) on December 30, 2022, the last trading day of fiscal year 2022. All amounts included in the below table reflect the adjustment to equity awards in connection with the Spin-off and Vimeo merger.
In connection with the Spin-off, each option to purchase shares of IAC common stock was converted into an option to purchase shares of IAC common stock and an option to purchase shares of Vimeo common stock with adjustments to the number of shares subject to each option and the option exercise prices based on (1) the value of IAC common stock prior to the Spin-off and (2) the value of IAC common stock and the value of Vimeo common stock after giving effect to the Spin-off.
Except as otherwise described above and except to the extent otherwise provided under local law, following the Spin-off, the converted options generally have the same terms and conditions, including the same exercise periods, as the options to purchase shares of IAC common stock had immediately prior to the Spin-off.
Following the Spin-off, solely for purposes of determining the expiration of options with respect to shares of common stock of one company held by employees of the other company, IAC and Vimeo employees will be deemed employed by both companies for so long as they continue to be employed by whichever of the companies employs them immediately following the Spin-off.
Treatment of Vimeo OpCo Equity Awards
Prior to the Spin-off, Vimeo OpCo had outstanding SARs and RSUs, the value of which corresponded to shares of Vimeo OpCo common stock.

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In the Vimeo merger:
•
each Vimeo OpCo SAR was converted into a stock appreciation right corresponding to, and settled in, shares of Vimeo common stock (“Vimeo SAR”), with adjustments to the number of shares subject to each Vimeo SAR and the base price applicable to each Vimeo SAR, based on the exchange ratio in the Vimeo merger; and

•
each Vimeo OpCo RSU Award was converted into an award of restricted stock units corresponding to, and settled in, shares of Vimeo common stock (“Vimeo RSU Award”), with adjustments to the number of shares subject to each Vimeo RSU Award based on the exchange ratio in the Vimeo merger.

The Vimeo SARs and the Vimeo RSU awards otherwise have terms and conditions that are customary for a public company stock appreciation rights and restricted stock units.
	Option Awards							Stock Awards
	Grant date	Number of securities underlying unexercised SARs/ options (#)	Number of securities underlying unexercised SARs/ options (#)	Option/ SAR exercise price ($)	Option/ SAR expiration date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(5)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)(3)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(5)
		(Exercisable)	(Unexercisable)
Anjali Sud
Vimeo SARs	2/10/2016	50,715	—	$4.73	2/10/2026	—	—	—	—
Vimeo SARs	8/9/2016	101,430	—	$4.73	8/9/2026	—	—	—	—
Vimeo SARs	2/14/2017	50,715	—	$4.73	2/14/2027	—	—	—	—
Vimeo SARs	8/24/2017	1,065,015	—	$4.73	8/24/2027	—	—	—	—
Vimeo SARs	8/24/2017	507,150	—	$6.99	8/24/2027	—	—	—	—
Vimeo SARs	3/2/2018	253,575	—	$5.95	3/2/2028	—	—	—	—
Vimeo SARs	7/17/2019	710,010	—	$6.73	7/17/2029	—	—	—	—
Vimeo stock options	12/1/2016	8,117(2)	—	$4.11	12/1/2026	—	—	—	—
Vimeo RSUs	3/3/2021	—	—	—	—	430,395(1)	$1,476,255	—	—
Vimeo RSUs	3/25/2022	—	—	—	—	—	—	991,125(3)	$3,399,559
Gillian Munson
Vimeo RSUs	4/04/2022	—	—	—	—	827,802(1)	$2,839,361	—	—
Mark Kornfilt
Vimeo SARs	11/1/2017	126,787	—	$4.90	11/1/2027	—	—	—	—
Vimeo SARs	6/28/2018	253,575	—	$5.95	6/28/2028	—	—	—	—
Vimeo SARs	6/28/2018	126,787	—	$5.95	6/28/2028	—	—	—	—
Vimeo SARs	7/17/2019	710,010	—	$6.73	7/17/2029	—	—	—	—
Vimeo RSUs	3/3/2021	—	—	—	—	344,316(1)	$1,181,004	—	—
Vimeo RSUs	3/25/2022	—	—	—	—	164,528(1)	$564,331	—	—
Michael A. Cheah
Vimeo SARs	3/2/2018	50,715	—	$5.95	3/02/2028	—	—	—	—

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	Option Awards							Stock Awards
	Grant date	Number of securities underlying unexercised SARs/ options (#)	Number of securities underlying unexercised SARs/ options (#)	Option/ SAR exercise price ($)	Option/ SAR expiration date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(5)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)(3)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(5)
		(Exercisable)	(Unexercisable)
Vimeo SARs	3/2/2018	50,715	—	$5.95	3/02/2028	—	—	—	—
Vimeo SARs	7/17/2019	190,181	63,394(4)	$6.73	7/17/2029	—	—	—	—
Vimeo RSUs	3/3/2021	—	—	—	—	100,424(1)	$344,454	—	—
Vimeo RSUs	3/28/2022	—	—	—	—	247,253(1)	$848,078	—	—
Narayan Menon								—	—
Vimeo SARs	2/24/2020	1,255,196	—	$6.72	5/31/2023	—	—	—	—

1.
The table below provides the following information regarding time-based vesting RSUs held by each of our named executive officers on December 31, 2022: (i) the number of RSUs outstanding on December 31, 2022, (ii) the market value of RSUs outstanding on December 31, 2022, (iii) the vesting schedule for each award and (iv) the grant date of each award. Pursuant to the Kornfilt MOU (described under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”) in connection with Mr. Kornfilt’s departure from the Company on March 31, 2023, the Company accelerated the vesting in full of Mr. Kornfilt’s March 3, 2021 RSU award to March 31, 2023. Pursuant to the Cheah MOU (described under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”) in connection with Mr. Cheah’s resignation as General Counsel & Secretary of the Company on January 31, 2023, the Company accelerated the vesting of Mr. Cheah’s March 3, 2021 RSU award to March 1, 2023. The awards vest on the anniversary of the grant date in the relevant year noted below.

	Number of Unvested RSUs as of 12/31/22 (#)	Market Value of Unvested RSUs as of 12/31/22 ($)	Vesting Schedule (#)
Name			2023	2024	2025
Anjali Sud
March 3, 2021	430,395	$1,476,255	—	430,395	—
Gillian Munson
April 4, 2022	827,802	$2,839,361	275,934	275,934	275,934
Mark Kornfilt
March 3, 2021	344,316	$1,181,004	—	344,316	—
March 25, 2022	164,528	$564,331	164,528	—	—
Michael A. Cheah
March 3, 2021	100,424	$344,454	—	100,424	—
March 28, 2022	247,253	$848,078	—	—	247,253
Narayan Menon	—	—	—	—	—

2.
As discussed in footnote 5 to the Summary Compensation Table, in connection with the Match Separation, each IAC stock option (all of which were vested) outstanding at the time of the Match Separation was split into an IAC stock option and a Match Group stock option. These IAC and Match Group stock options otherwise have the same terms and conditions, including exercise periods, as the corresponding vested IAC stock options outstanding immediately prior to the Match Separation. Subsequently, in connection with the Spin-off and Vimeo merger, each option to purchase shares of IAC common stock was converted into an option to purchase shares of IAC common stock and an option to purchase shares of Vimeo common stock with adjustments to the number of shares subject to each option and the option exercise prices based on (1) the value of IAC common stock prior to the Spin-off and (2) the value of IAC common stock and the value of Vimeo common stock after giving effect to the Spin-off, as further described at the beginning of this section.

Vimeo, Inc. 2023 Proxy Statement 49

Compensation and Human Capital Management Committee Report
3.
These RSUs, which are reported assuming maximum performance, are subject to achievement of stock performance- and time-based conditions. The stock performance-based condition will be deemed satisfied with respect to tranches of RSUs upon the Company’s common stock reaching certain price targets, calculated on a 20-day volume weighted average price basis during the measurement period (any such RSUs that satisfy the price targets, the “Available RSUs”). The time-based condition will be deemed satisfied with respect to the Available RSUs if Ms. Sud remains continuously employed by the Company (i) through March 25, 2024, at which time two-thirds of the Available RSUs will vest and (ii) through March 25, 2025, at which time the remaining Available RSUs will vest.

4.
Represents SARs that originally would have vested in four equal annual installments on the anniversary of the vesting start date (July 17, 2019). Pursuant to the Cheah MOU in connection with Mr. Cheah’s resignation as General Counsel & Secretary of the Company on January 31, 2023, we agreed to accelerate the vesting of Mr. Cheah’s 63,394 unvested SARs under his July 17, 2019 SAR award to Mr. Cheah’s separation date.

5.
Amounts have been determined by multiplying the number of unvested RSUs by $3.43, which was the closing price of a share of Vimeo common stock on December 30, 2022, the last trading day of fiscal year 2022.

50 Vimeo, Inc. 2023 Proxy Statement

2022 Option Exercises and Stock Vested
The table below provides information regarding the number of shares acquired by our named executive officers upon the exercise of Vimeo stock options or stock appreciation rights in 2022, and the related value realized. No Vimeo RSUs vested in 2022.
Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Anjali Sud	—	—
Gillian Munson	—	—
Mark Kornfilt	—	—
Michael A. Cheah	16,235	199,629
Narayan Menon	—	—

1.
The value realized on exercise of options equals the closing market price of our common stock on the exercise date minus the exercise price multiplied by the number of shares acquired on exercise.

Pension Benefits
None of our NEOs participated in or received benefits from a pension plan during the fiscal year ended December 31, 2022 or in any prior year.
Nonqualified Deferred Compensation
None of our NEOs participated in or received benefits from a nonqualified deferred compensation plan during the fiscal year ended December 31, 2022 or in any prior year.
Estimated Potential Payments Upon Termination or Change in Control
Overview
Certain of our employment agreements, equity award agreements and/or omnibus stock and annual incentive plans entitle our named executive officers to continued base salary payments, continued health coverage, the acceleration of the vesting of equity awards, and/or extended post-termination exercise periods for stock options upon certain terminations of employment (including certain terminations during specified periods following a change in control of Vimeo). Mr. Menon was not entitled to any potential payments as of December 31, 2022, as he was no longer an employee of the Company at that time. The payments and terms that Mr. Menon received in connection with his termination of employment are described below.
Amounts and Benefits Payable Upon a Qualifying Termination
Upon a termination of the named executive officer’s employment by the Company without cause or the named executive officer’s resignation for good reason (a “Qualifying Termination”) as of December 31, 2022, pursuant to the terms of such named executive officer’s employment agreement in effect at the time, and subject to the execution of a standard severance agreement and compliance with customary post-termination covenants as further described below, each of Msses. Sud and Munson and Mr. Kornfilt is entitled to severance equal to at least

Vimeo, Inc. 2023 Proxy Statement 51

2022 Option Exercises and Stock Vested
12 months of then-current salary from the date of such Qualifying Termination, payable in the Company’s sole election via a lump sum amount, salary continuance, or a combination thereof, as well as twelve months of health benefits coverage or, at our option, COBRA coverage. Additionally, Ms. Sud and Mr. Kornfilt are each entitled to eighteen months following the separation date to exercise any vested Vimeo SARs or Vimeo stock options that such individual holds, provided that if such individual resigns without good reason, the executive must provide Vimeo with at least eight weeks written notice prior to the separation date. Additionally, Ms. Munson’s award agreement provides that her next tranche of unvested RSUs will become fully vested as of the date of such termination of employment.
In addition, under Ms. Sud’s March 25, 2022 Restricted Stock Units Award Agreement, in the event of a Qualifying Termination on December 31, 2022 that occurred during the two year period following a change in control of Vimeo, (a) the continuous service condition would be deemed satisfied with respect to the available RSUs multiplied by the pro-rata factor, which is equal to (x) the number of days between the grant date and the termination date, inclusive, (y) divided by 1,095 days, and in no event less than one, (without double counting) and (b) all RSUs which were not available RSUs as of the date of the Qualifying Termination will remain outstanding and eligible to vest upon the achievement of the performance condition multiplied by the pro rata factor, provided that the measurement period will end on the earlier of  (i) twelve months after the termination date or (ii) four years after the grant date. Any RSUs that have not vested as of the last day of the measurement period would terminate with no consideration to Ms. Sud on such date.
Pursuant to the 2021 Plan, Mr. Cheah is entitled to 90 days following the separation date to exercise any vested SARs or options, and each of our named executive officers is entitled to accelerated vesting of a portion of any outstanding and unvested three-year cliff-vesting RSU awards, equal to (i) 20% of the award, if termination occurs after one year from the vesting start date but before two years, or (ii) 40% of the award, if termination occurs after two years from the vesting start date, but before three years.
Pursuant to their respective employment agreements in effect on December 31, 2022, each of Msses. Sud and Munson and Mr. Kornfilt is bound by covenants not to compete with Vimeo and not to solicit Vimeo’s employees, customers or business partners during the term of the executive’s employment, and for 18 months thereafter in the case of Ms. Sud and Mr. Kornfilt, and for 12 months thereafter in the case of Ms. Munson. Each of Msses. Sud and Munson and Mr. Kornfilt is also party to an Employee Confidentiality, Intellectual Property, and Non-Solicitation Agreement with us that contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property and mutual non-disparagement covenants.
For Ms. Munson, the terms “cause” and “good reason” have the meanings set forth in Schedule B to her offer letter dated April 2, 2022. For Ms. Sud, solely with respect to her March 2022 RSU award, the terms “cause” and “good reason” have the meanings set forth in the Restricted Stock Unit Award Agreement dated March 25, 2022. Otherwise, the terms “cause” and “good reason” have the meanings set forth in the 2021 Plan.
Amounts and Benefits Payable Upon Death or Disability
Upon a termination of the named executive officer’s employment by the Company due to death or disability as of December 31, 2022, pursuant to the 2021 Plan, any option or SAR held by the individual that was exercisable immediately before the termination of employment may be exercised at any time until the earlier of  (a) the first anniversary of such termination of employment and (b) the expiration of the term thereof.
Amounts and Benefits Payable Upon a Change in Control.
Under the 2021 Plan, unless otherwise provided by the administrator in the applicable award agreement, in the event that, upon a termination of employment (other than for cause or disability) or resignation for good reason during the two (2)-year period following a “change in control” (as such term is defined in the 2021 Plan):
•
all unvested stock options and SARs, including the stock options and SARs held by our named executive officers, outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and exercisable and will remain exercisable for the greater of: (i) the period that they would have remained exercisable absent the change in control provision and (ii) the lesser of the original term or one (1) year following such termination or resignation;

52 Vimeo, Inc. 2023 Proxy Statement

2022 Option Exercises and Stock Vested
•
all restrictions applicable to all restricted stock awards outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will lapse and such restricted stock awards will become fully vested and transferable; and

•
all RSUs, including the RSUs held by our named executive officers, outstanding as of the date of termination or resignation that were outstanding as of the date of the change in control will become fully vested and such RSUs will be settled in cash or shares of Vimeo common stock as promptly as practicable.

Upon a Qualifying Termination on December 31, 2022 that occurred during the two year period following a change in control of Vimeo (as defined in the 2021 Plan and related award agreements), the vesting of all then outstanding and unvested Vimeo RSUs, options or SARs held by each NEO would have been accelerated.
In addition, pursuant to Ms. Sud’s March 25, 2022 Restricted Stock Units Award Agreement, upon a Qualifying Termination on December 31, 2022 that occurred during the two year period following a change in control of Vimeo (as such term is defined in the agreement), (i) the continuous service condition would be deemed satisfied in full as of the date of the change in control, (ii) the final per share price paid in connection with the change in control event (if any) would be deemed a volume-weighted average price, (iii) except for any tranches of RSUs that have vested on or by the date of the change in control, all outstanding RSUs would terminate with no consideration to Ms. Sud and (iv) the measurement period would end on the date of the change in control.
Transition Agreement with Mr. Menon
On February 4, 2022, Mr. Menon notified us of his decision to resign from the Company. In connection with Mr. Menon’s resignation and in consideration of the transition support provided by Mr. Menon to our new Chief Financial Officer, we entered into a transition agreement with Mr. Menon dated February 4, 2022 (referred to as the Transition Agreement). The Transition Agreement provides that Mr. Menon will continue in his employment with the Company as our Chief Financial Officer until his successor begins or June 30, 2022, whichever is earlier (the applicable date referred to as the Separation Date). Mr. Menon resigned from the role of Chief Financial Officer effective April 4, 2022, at which time he became an Executive Advisor to the Company until January 31, 2023 (the “Consultancy Period”). In exchange for Mr. Menon’s agreement to provide continuing services to the Company, (i) we continued to pay Mr. Menon his base salary at its current rate through the Separation Date, (ii) we paid Mr. Menon a 2021 bonus equal to his then-current annual target (65% of his annual base salary), which has been paid, (iii) we paid Mr. Menon a bonus for the period between January 1, 2022 and the Separation Date of  $93,493, (vi) during the Consultancy Period, we paid Mr. Menon at his current annual base salary and continued to provide Mr. Menon with health benefits, which equaled $14,722.08, (v) 342,326 of Mr. Menon’s SARs, representing 75% of a tranche that otherwise had a cliff vest on January 6, 2023, vested on September 6, 2022 and (vi) Mr. Menon has twelve months after the Separation Date to exercise his vested SARs. In addition, the Transition Agreement includes other customary terms and covenants in favor of the Company.
Potential Payments Upon Termination or Change in Control Table
The amounts that would become payable to our named executive officers upon the events described above, assuming a termination date of December 31, 2022, are described and quantified in the table below. These amounts exclude the effect of any applicable taxes, are based on the named executive officer’s base salary on December 31, 2022, and the number of Vimeo equity awards outstanding, and the closing price of Vimeo common stock ($3.43), on December 30, 2022, the last trading date of fiscal year 2022. Amounts are not included in the table for Mr. Menon as he was not employed as an executive officer on December 31, 2022. A description of the payments and benefits he received in connection with his termination of employment is described above.

Vimeo, Inc. 2023 Proxy Statement 53

2022 Option Exercises and Stock Vested
Name and Benefit	Qualifying Termination	Qualifying Termination During the Two Year Period Following a Change in Control of Vimeo	Death/Disability
Anjali Sud
Continued salary	$600,000	$600,000	$—
Continued health coverage (1)	$27,103	$27,103	—
Market value of Vimeo RSUs that would vest (2)	$295,251	$4,875,814(3)	$295,251
Total estimated severance benefits	$922,354	$5,502,917	$295,251
Gillian Munson
Continued salary	$400,000	$400,000	$—
Continued health coverage (1)	$27,103	$27,103	—
Market value of Vimeo RSUs that would vest (2)	$709,839	$2,839,361	$—
Total estimated severance benefits	$1,136,942	$3,266,464	$—
Mark Kornfilt
Continued salary	$450,000	$450,000	$—
Continued health coverage (1)	$27,103	$27,103	—
Market value of Vimeo RSUs that would vest (2)	$236,200	$1,745,335	$236,200
Total estimated severance benefits	$713,303	$2,222,438	$236,200
Michael A. Cheah
Market value of Vimeo RSUs that would vest (2)	$68,888	$1,192,532	$68,888
Market value of Vimeo SARs that would vest (4)	—	$217,441	—
Total estimated severance benefits	$68,888	$1,409,973	$68,8888

1.
Represents the total payments necessary to cover the full premiums for continued coverage under the Company’s medical and dental plans through COBRA for 12 months. Each of Msses. Sud and Munson and Mr. Kornfilt had not elected to participate in Company healthcare coverage as of December 31, 2022, therefore the amount indicated represents the COBRA rates that would apply if he or she had elected the highest levels of coverage as of such date.

2.
Represents the closing price of Vimeo common stock ($3.43) on December 30, 2022 multiplied by the number of RSUs accelerated upon the occurrence of the relevant event.

3.
Assumes that the performance conditions tied to the award were met in full in connection with the change in control.

4.
Represents the closing price of Vimeo common stock ($3.43) on December 30, 2022 multiplied by the number of SARs accelerated upon the occurrence of the relevant event.

54 Vimeo, Inc. 2023 Proxy Statement

Pay Versus Performance
In accordance with Item 402(v) under Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), the following table sets forth information concerning pay versus performance for our Principal Executive Officer (“PEO”) and the average of our non-Principal Executive Officer named executive officers (“Non-PEO NEOs”) for the fiscal years ended December 31, 2022 and December 31, 2021. For further information concerning our executive compensation program and how we align executive compensation with our performance, see the “Executive Compensation—Compensation Discussion and Analysis” section within this proxy statement.
Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non- PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On:		Net Loss (6)	Adjusted EBITDA (7)
					Total Shareholder Return (4)	Peer Group Total Shareholder Return (5)
2022	$8,095,861	$(4,924,823)	$5,810,709	$(3,262,750)	$7.56	$90.61	$(79,591,879)	$(8,233,640)
2021	$18,844,127	$7,515,181	$8,213,980	$(17,568,253)	$39.57	$126.19	$(52,767,116)	$(9,353,226)

1.
The PEO and other NEOs for the applicable years were as follows:

•
2022: Ms. Sud served as our PEO and Ms. Munson and Messrs. Kornfilt, Cheah and Menon served as the Non-PEO NEOs.

•
2021: Ms. Sud served as our PEO and Messrs. Kornfilt and Menon served as the Non-PEO NEOs.

2.
Amounts represent the total compensation reported in the Summary Compensation Table for Ms. Sud as our PEO and the average total compensation reported in the Summary Compensation Tables for our Non-PEO NEOs for the indicated fiscal years.

3.
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs for the relevant fiscal year, as determined under SEC rules. The table below describes the difference between summary compensation table totals and compensation actually paid totals. Because compensation actually paid totals are calculated using fair value of equity awards as of the end of the fiscal year as opposed to grant date fair value, and our stock price has decreased since the applicable grant dates, our compensation actually paid totals in some cases reflect a negative number.

	2022		2021
	PEO	Average Non- PEO NEOs	PEO	Average Non- PEO NEOs
Total Compensation for covered fiscal year (FY) from Summary Compensation Table (SCT)	$8,095,861	$5,810,709	$18,844,127	$8,213,980
DEDUCT: grant date fair value (GDFV) of equity awards granted during FY	$(7,184,861)	$(5,278,561)	$(17,634,127)	$(7,465,230)
ADD: Fair value (FV) as of FY-end of equity awards granted during the year that are outstanding and unvested as of FY-end	$417,816	$1,062,942	$7,729,894	$3,091,958
ADD: change as of end of FY (from end of prior FY) in FV of awards granted in any prior year that are outstanding and unvested as of FY-end	$(6,253,639)	$(1,793,180)	$—	$(20,451,084)
ADD: vesting date FV for any equity awards granted during the year that vested at the end of or during FY	$—	$—	$—	$—
ADD: change as of the vesting date (from end of prior FY) in FV for any equity awards granted in any prior year that vested at the end of or during FY	$—	$(1,451,448)	$(1,424,713)	$(957,877)
DEDUCT: FV at the end of the prior FY for awards granted in any prior year that failed to meet applicable vesting conditions during FY	$—	$(1,613,213)	$—	$—
ADD: Value of dividends or other earnings paid on stock or option awards in FY not otherwise reflected in total compensation	$—	$—	$—	$—
Compensation Actually Paid (as defined by SEC rule)	$(4,924,823)	$(3,262,750)	$7,515,181	$(17,568,253)

Vimeo, Inc. 2023 Proxy Statement 55

Pay Versus Performance
4.
Amounts reported in this column represent cumulative TSR of the Company under SEC rules from May 25, 2021 (the date our common stock commenced regular-way trading on Nasdaq), through the last trading day for the applicable fiscal year in the table. TSR is calculated by assuming the investment of  $100 in our common stock on May 25, 2021 and the reinvestment of dividends. The closing market price of our common stock on May 25, 2021 was $45.39 per share.

5.
Amounts reported in this column represent the peer group TSR under SEC rules from May 25, 2021 (the date our common stock commenced regular-way trading on Nasdaq), through the last trading day for the applicable fiscal year in the table. The peer group TSR is calculated by assuming the investment of  $100 in the Standard & Poor Information Technology Index on May 25, 2021 and the reinvestment of dividends. The peer group used for this purpose is the Standard & Poor Information Technology Index, the same peer group we use for purposes of Item 201(e) of Regulation S-K.

6.
Amounts reported represent the amount of net loss of the Company reported in our Annual Report on Form 10-K for the applicable fiscal year.

7.
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is defined as operating loss excluding: (1) stock-based compensation expense; (2) depreciation; (3) acquisition-related items consisting of  (i) amortization of intangible assets, (ii) impairments of goodwill and intangible assets, if applicable, and (iii) gains and losses recognized on changes in the fair value of contingent consideration arrangements; and (4) restructuring costs associated with exit or disposal activities such as a reduction in force. Adjusted EBITDA is calculated as described in Annex B.

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation—Compensation Discussion and Analysis,” we consider several performance measures when making compensation decisions. Not all of these Company measures are presented in the Pay versus Performance table above. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
“Compensation Actually Paid” and Cumulative TSR
The amount of  “compensation actually paid” to Ms. Sud is generally aligned with the Company’s cumulative TSR over the two years presented in the table as both decreased. However, the average amount of  “compensation actually paid” to the Company’s NEOs as a group (excluding Ms. Sud) during this time increased, which was the result of turnover within our NEO group.
“Compensation Actually Paid” and Net Income
The Company does not use net income (net loss) as a performance measure in its overall executive compensation program and therefore would not expect a meaningful relationship to exist between the measures.
“Compensation Actually Paid” and Adjusted EBITDA
The amount of  “compensation actually paid” to Ms. Sud and the average amount of  “compensation actually paid” to the Company’s NEOs as a group (excluding Ms. Sud), decreased and increased by a relatively large margin, respectively, whereas the Company’s Adjusted EBITDA decreased, but was relatively consistent, over the two years presented in the table. We use Adjusted EBITDA as a metric in our annual incentive program, but not as a multi-year financial metric for our performance-based equity awards, which means that the relationship between this metric and “compensation actually paid” will not necessarily be aligned as a result of the different time periods that are being evaluated.
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
Our cumulative TSR over the period beginning on May 25, 2021 (the date our common stock commenced regular-way trading on Nasdaq) through December 31, 2022 was $7.56, while the cumulative TSR of the peer group presented for this purpose, the Standard & Poor Information Technology Index, was $90.61 over the same time period.
Performance Measures
The following is an unranked list of financial performance measures, including the Company Selected Measure, which in our assessment represent the most important financial performance measures used by the Company in considering compensation actually paid to our NEOs for 2022:

56 Vimeo, Inc. 2023 Proxy Statement

Pay Versus Performance
•
Adjusted EBITDA

•
Revenue

•
Bookings

While these financial measures are the most important financial measures we used to align compensation actually paid to our NEOs for 2022, company performance, additional financial and other measures were also used to align pay and performance, as further described in the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement.

Vimeo, Inc. 2023 Proxy Statement 57

Pay Ratio Disclosure
In accordance with Item 402(u) under Regulation S-K of the Securities Act, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer, Anjali Sud. The pay ratio disclosure set forth below is a reasonable estimate calculated in a manner consistent with applicable SEC rules.
For the fiscal year ended December 31, 2022: (i) the estimated median of the annual total compensation of all Vimeo employees (other than Ms. Sud) was approximately $140,096, (ii) Ms. Sud’s annual total compensation, as reported under “Executive Compensation—Summary Compensation Table” was $8,095,861, and (iii) the ratio of annual total compensation of Ms. Sud to the median of the annual total compensation of our other employees was approximately 58 to 1.
In making the determinations above, we first identified our total number of employees as of December 31, 2022 (1,236 in total, 742 of which were located in the United States and 494 of which were collectively located in various jurisdictions outside of the United States).
To identify our median employee from this employee population, as permitted by SEC rules, we selected total target compensation (base, bonus and equity) in 2022 as our consistently applied compensation measure, which we then compared across the applicable employee population, using ending salary on December 31, 2022. After we identified the median employee, we determined such employee’s annual total compensation in the same manner as we determined Ms. Sud’s annual total compensation disclosed under “Executive Compensation—Summary Compensation Table.”

58 Vimeo, Inc. 2023 Proxy Statement

Director Compensation
Non-Employee Director Compensation Arrangements. The Compensation and Human Capital Management Committee has primary responsibility for establishing non-employee director compensation arrangements, which have been designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of Vimeo common stock to further align the interests of our non-employee directors with those of our stockholders. Under the non-employee director compensation arrangements in effect during 2022: (i) each non-employee director received an annual retainer in the amount of  $50,000, (ii) each member of the Audit Committee and Compensation and Human Capital Management Committee (including their respective Chairpersons) received an additional annual retainer in the amount of  $10,000 and $5,000, respectively and (iii) the Chairpersons of each of the Audit Committee and Compensation and Human Capital Management Committee received an additional annual retainer in the amount of  $20,000, with all amounts being paid quarterly, in arrears.
In addition, these arrangements in effect during 2022 also provided that each non-employee director receive a grant of Vimeo RSUs with a dollar value of  $200,000 annually upon their initial election to the Board and annually thereafter upon re-election on the date of Vimeo’s annual meeting of stockholders, the terms of which provide for: (i) vesting in two equal installments on each of the first two anniversaries of the grant date, (ii) cancellation and forfeiture of unvested RSUs upon a termination of service with Vimeo and its affiliates and (iii) full acceleration of the vesting of RSUs upon a change in control of Vimeo in the event of termination of service with Vimeo and its affiliates. The Company also reimburses non-employee directors for all reasonable expenses incurred in connection with attendance at Vimeo Board and Board committee meetings.
Joseph Levin, Chairman of the Board from the Spin-off until March 2023, did not participate in Vimeo’s non-employee director compensation arrangements.
Deferred Compensation Plan for Non-Employee Directors. In December 2021, the Compensation and Human Capital Management Committee approved a Deferred Compensation Plan for Non-Employee Directors. Pursuant to the plan, non-employee directors may defer all or a portion of their Board and Board committee fees. Eligible directors who defer all or any portion of these fees can elect to have such deferred fees notionally invested in shares of Vimeo common stock (represented by Vimeo share units) or credited to a cash fund. If any dividends are paid on Vimeo common stock, dividend equivalents will be credited on the Vimeo share units. The cash fund will be credited with deemed interest at an annual rate equal to the weighted average prime lending rate of JPMorgan Chase & Co. After a director ceases to be a member of the Board, he or she will receive: (i) with respect to share units, the number of shares of Vimeo common stock represented by such share units, and (ii) with respect to the cash fund, a cash payment in an amount equal to deferred amounts, plus accrued interest. These payments are generally made in one lump sum payment, unless a director initially elected to receive up to five annual installments, after the relevant director leaves the Board and otherwise in accordance with the plan.
2022 Non-Employee Director Compensation. The table below provides the amount of: (i) fees earned by non-employee directors for services performed during 2022 and (ii) the grant date fair value of RSU awards granted in 2022.

Vimeo, Inc. 2023 Proxy Statement 59

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Adam Gross	$60,000(1)	$155,026	$215,026
Alesia J. Haas	$80,000	$155,026	$235,026
Kendall Handler(3)	$50,000	$155,026	$205,026
Jay Herratti	$55,000	$155,026	$210,026
Ida Kane	$60,000	$155,026	$215,026
Mo Koyfman	$75,000(1)	$155,026	$230,026
Spike Lee	$50,000	$155,026	$205,026
Joseph Levin (4)	$—	$—	$—
Nabil Mallick	$55,000(1)	$155,026	$210,026
Glenn H. Schiffman	$50,000(1)	$155,026	$205,026

1.
Messrs. Gross, Koyfman, Mallick, and Schiffman elected to participate in the Vimeo’s Deferred Compensation Plan. The amounts represent the dollar value of fees deferred in the form of share units by the relevant director under Vimeo’s Deferred Compensation Plan for Non-Employee Directors.

2.
Reflects the grant date fair value of RSU awards granted to the director during 2022, calculated by multiplying the closing market price of Vimeo common stock on the grant date by the number of RSUs awarded. The Company uses a volume-weighted average closing price of its common stock to determine the number of RSUs awarded to directors. As of December 31, 2022, our directors (other than Mr. Levin, who does not hold RSUs) held the following number of RSUs in the aggregate:

Name	Outstanding RSUs (#)
Adam Gross	28,441
Alesia J. Haas	28,441
Kendall Handler	28,441
Jay Herratti	34,816
Ida Kane	28,441
Mo Koyfman	28,441
Spike Lee	28,441
Nabil Mallick	28,441
Glenn H. Schiffman	28,441
In addition to the RSUs listed above, as a result of the Spin-off, as of December 31, 2022, each of Messrs. Levin and Schiffman and Ms. Handler held 1,623,500, 618,553 and 6,088 Vimeo stock options, respectively, issued in respect of IAC stock options previously granted as part of their compensation received as officers of IAC and unrelated to their service as directors of Vimeo. Additionally, as of this same date, Mr. Levin held 4,870,500 shares of Vimeo restricted stock issued in respect of IAC restricted stock previously granted as part of his compensation by IAC, as described below. In the Spin-off, Mr. Levin’s existing IAC restricted stock was converted into these shares of Vimeo restricted stock based on the Spin-off exchange ratio, and Mr. Levin retained his original 3,000,000 shares of IAC restricted stock.
Treatment of Mr. Levin’s IAC Restricted Stock Award in connection with the Spin-off
On November 5, 2020, Mr. Levin received an IAC Restricted Stock award covering 3,000,000 shares of IAC common stock. In connection with the Spin-off, as dictated by the terms of Mr. Levin’s IAC employment agreement, Mr. Levin’s existing IAC restricted stock award converted to 4,8750,000 shares of Vimeo restricted common stock based on the Spin-off exchange ratio, and Mr. Levin retained his shares of IAC restricted common stock. In connection with the Spin-off, Vimeo and Mr. Levin entered into a restricted stock agreement (the “RSA”) covering such restricted

60 Vimeo, Inc. 2023 Proxy Statement

Director Compensation
shares of Vimeo common stock, with the vesting of such shares generally subject to the same requirements as are applicable to the IAC Restricted Stock award, including Vimeo stock price performance goals that reflect the impact of the Spin-off. Upon a change in control of Vimeo, a designated percentage of the Vimeo Restricted Stock award will vest based on the timing of the change in Control and subject to a floor of 30%, escalating to 100%. The fair value of the Vimeo Restricted Stock Award was determined using a lattice model that incorporated a Monte Carlo simulation of Vimeo’s stock price and IAC’s stock price. The attribution of the estimated fair values of the awards between IAC and Vimeo was determined on a proportional basis as a function of the estimated fair value of each respective award as of the date of the Spin-off. The amount allocated to Vimeo was $87.3 million and is expected to be recognized over the remaining requisite service period through November 2030 subject to Mr. Levin’s continuous service as a Vimeo director. Vimeo does not believe that this amount is reflective of the receipt of any additional benefit by Mr. Levin. Moreover, this amount does not represent the value of any new equity award granted to Mr. Levin in 2021. The RSA was amended in March 2023. For information regarding the RSA amendment, please see our Current Report on Form 8-K filed with the SEC on March 23, 2023.
3.
Ms. Handler will not stand for re-election at the Annual Meeting.

4.
Mr. Levin, Chairman of our Board until March 20, 2023, did not participate in our non-employee director compensation arrangements.

Vimeo, Inc. 2023 Proxy Statement 61

Equity Compensation Plan Information
Securities Authorized for Issuance Under Equity Compensation Plans. The following table summarizes information, as of December 31, 2022, regarding Vimeo equity compensation plans pursuant to which grants of Vimeo stock appreciation rights, stock options, RSUs or other rights to acquire shares of Vimeo common stock may be made from time to time.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)(4)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders (1)(2)(3)	31,159,741	$5.82	9,702,745(5)
Equity compensation plans not approved by security holders	—	—	—
Total	31,159,741	$5.82	9,702,745(5)

1.
Includes grants under Vimeo’s 2021 Stock and Annual Incentive Plan. For a description of this plan, see the first three paragraphs of Note 11 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023.

2.
Includes an aggregate of: (i) up to 15,934,392 shares issuable upon the vesting of Vimeo RSUs and (ii) up to 15,225,349 shares issuable upon the exercise of outstanding stock options and SARs, in each case, as of December 31, 2022.

3.
Information excludes 4,870,500 shares of Vimeo restricted stock, which is reflected in the total number of shares of Vimeo common stock issued and outstanding as of December 31, 2022. The RSA was amended in March 2023.

4.
The weighted-average exercise price is calculated based on the exercise prices of outstanding stock options and SARs and does not include outstanding Vimeo RSUs (which have no exercise price)

5.
Pursuant to Vimeo’s 2021 Stock and Annual Incentive Plan, represents the number of shares remaining available for future delivery under the plan.

62 Vimeo, Inc. 2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table presents, as of April 10, 2023, information relating to the beneficial ownership of Vimeo common stock and Class B common stock by: (1) each person known by Vimeo to beneficially own more than 5% of the outstanding shares of Vimeo common stock and/or Class B common stock, (2) each director nominee (all of whom are incumbent directors with the exception of Mr. von Furstenberg), (3) each 2022 Vimeo named executive officer and (4) all current directors and executives officers as a group. As of April 10, 2023, there were 156,355,108 and 9,399,250 shares of Vimeo common stock and Class B common stock, respectively, outstanding.
Unless otherwise indicated, the beneficial owners listed below may be contacted at Vimeo’s corporate headquarters located at 330 West 34th Street, 5th Floor, New York, New York 10001. For each listed person, the number of shares of Vimeo common stock and percent of such class listed includes vested Vimeo SARs and stock options, and assumes the conversion of any shares of Vimeo Class B common stock owned by such person and the vesting of any Vimeo SARs, stock options and/or RSUs scheduled to occur within sixty days of April 10, 2023, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other person. Shares of Vimeo Class B common stock may, at the option of the holder, be converted on a one-for-one basis into shares of Vimeo common stock. The percentage of votes for all classes of capital stock is based on one vote for each share of Vimeo common stock and ten votes for each share of Vimeo Class B common stock.
	Vimeo Common Stock		Vimeo Class B Common Stock		Percent of Vote
Name and Address of Beneficial Owner	Number of Shares Owned	% of Class Owned	Number of Shares Owned	% of Class Owned	(All Classes)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	14,562,786(1)	9.3%	—	—	5.8%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,626,355(2)	8.7%	—	—	5.4%
Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119	10,270,517(3)	6.6%	—	—	4.1%
Jackson Square Partners, LLC One Letterman Drive Building A, Suite A3-200 San Francisco, CA 92129	9,681,775(4)	6.2%	—	—	3.9%
Barry Diller	11,527,867(5)	7.0%	9,399,250(6)	100%	38.4%
Joseph Levin	5,337,440(7)	3.2%	—	—	2.1%
Anjali Sud	2,746,727(8)	1.8%	—	—	1.1%
Gillian Munson	166,920(9)	*	—	—	*
Mark Kornfilt	1,469,291(10)	*	—	—	*
Michael A. Cheah	367,607(11)	*	—	—	*
Narayan Menon	1,255,536(12)	*	—	—	*
Adam Gross	4,406(13)	*	—	—	*
Alesia J. Haas	4,406(14)	*	—	—	*
Jay Herratti	10,781(15)	*	—	—	*
Ida Kane	4,406(16)	*	—	—	*
Mo Koyfman	4,779(17)	*	—	—	*
Spike Lee	4,406(18)	*	—	—	*
Nabil Mallick	4,406(19)	*	—	—	*

Vimeo, Inc. 2023 Proxy Statement 63

Security Ownership of Certain Beneficial Owners and Management
	Vimeo Common Stock		Vimeo Class B Common Stock		Percent of Vote
Name and Address of Beneficial Owner	Number of Shares Owned	% of Class Owned	Number of Shares Owned	% of Class Owned	(All Classes)
Glenn H. Schiffman	679,145(20)	*	—	—	*
Alexander von Furstenberg	107,157(21)	*	—	—	*
All executive officers and directors as a group (11 persons)	3,643,290	2.3%	9,399,250	100%	1.5%

*
The percentage of shares beneficially owned does not exceed 1% of the class.

1.
Based upon information regarding Vimeo holdings reported by way of a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 10, 2023. BlackRock has sole dispositive power over 14,562,786 shares of Vimeo common stock listed in the table above.

2.
Based upon information regarding Vimeo holdings reported by way of Amendment No. 1 to Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on February 9, 2023. Vanguard beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Vanguard has sole dispositive power over 12,417,722 shares of Vimeo common stock listed in the table above.

3.
Based upon information regarding Vimeo holdings reported by way of a Schedule 13G filed by Southeastern Asset Management, Inc. (“Southeastern”) with the SEC on February 14, 2023. Southeastern beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Southeastern has sole voting and dispositive power over 6,471 shares of Vimeo common stock and shared voting and dispositive power over 10,264,046 shares of Vimeo common stock listed in the table above.

4.
Based upon information regarding Vimeo holdings reported by way of Amendment No. 1 to Schedule 13G filed by Jackson Square Partners, LLC (“Jackson Square”) with the SEC on February 9, 2023. Jackson Square beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Jackson Square has sole voting power over 7,692,819 shares of Vimeo common stock listed in the table above, and sole dispositive power over 9,681,775 shares of Vimeo common stock listed in the table above.

5.
Consists of  (i) 2,125,840 shares of Vimeo common stock, including 1,623,500 shares of Vimeo common stock underlying vested stock options, and 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of Vimeo common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power and (ii) 2,777 shares of Vimeo common stock held by a family foundation, as to which Mr. Diller may be deemed to share voting and investment power and as to which Mr. Diller disclaims beneficial ownership.

6.
Consists of 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of Vimeo common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power (and may be deemed to share voting power with Mr. Levin (see footnote 7)).

7.
Consists of  (i) 3,247,000 shares of Vimeo common stock held directly by Mr. Levin, representing a Restricted Stock Award made to Mr. Levin in June 2021 (for a description of this award, see Exhibit 10.6 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023 and our Current Report on Form 8-K filed with the SEC on March 23, 2023), (ii) 466,940 shares of Vimeo common stock held directly by Mr. Levin and (iii) 1,623,500 shares of Vimeo common stock underlying vested stock options.

8.
Consists of  (i) 2,738,610 shares of Vimeo common stock underlying vested SARs held by Ms. Sud and (ii) 8,117 shares of Vimeo common stock underlying vested options held by Ms. Sud.

9.
Consists of 166,920 shares of Vimeo common stock held directly by Ms. Munson.

10.
Consists of  (i) 252,132 shares of Vimeo common stock held directly by Mr. Kornfilt, and (ii) 1,217,159 shares of Vimeo common stock underlying vested SARs held by Mr. Kornfilt.

11.
Consists of  (i) 75,996 shares of Vimeo common stock held directly by Mr. Cheah and (ii) 291,611 shares of Vimeo common stock underlying vested SARs held by Mr. Cheah.

12.
Consists of  (i) 340 shares of Vimeo common stock held directly by Mr. Menon and (ii) 1,255,196 shares of Vimeo common stock underlying vested SARs held by Mr. Menon.

13.
Consists of  (i) 2,203 shares of Vimeo common stock held directly by Mr. Gross and (ii) 2,203 shares of Vimeo common stock underlying RSUs held by Mr. Gross that will vest within 60 days of April 10, 2023.

14.
Consists of  (i) 2,203 shares of Vimeo common stock held directly by Ms. Haas and (ii) 2,203 shares of Vimeo common stock underlying RSUs held by Ms. Haas that will vest within 60 days of April 10, 2023.

15.
Consists of  (i) 5,391 shares of Vimeo common stock held directly by Mr. Herratti and (ii) 5,390 shares of Vimeo common stock underlying RSUs held by Mr. Herratti that will vest within 60 days of April 10, 2023.

16.
Consists of  (i) 2,203 shares of Vimeo common stock held directly by Ms. Kane and (ii) 2,203 shares of Vimeo common stock underlying RSUs held by Ms. Kane that will vest within 60 days of April 10, 2023.

17.
Consists of  (i) 373 shares of Vimeo common stock held directly by Mr. Koyfman, (ii) 2,203 shares of Vimeo common stock held directly by Mr. Koyfman and (iii) 2,203 shares of Vimeo common stock underlying RSUs held by Mr. Koyfman that will vest within 60 days of April 10, 2023.

18.
Consists of  (i) 2,203 shares of Vimeo common stock held directly by Mr. Lee and (ii) 2,203 shares of Vimeo common stock underlying RSUs held by Mr. Lee that will vest within 60 days of April 10, 2023.

19.
Consists of  (i) 2,203 shares of Vimeo common stock held directly by Mr. Mallick and (ii) 2,203 shares of Vimeo common stock underlying RSUs held by Mr. Mallick that will vest within 60 days of April 10, 2023. Mr. Mallick is a General Partner at Thrive Capital.

20.
Consists of  (i) 58,389 shares of Vimeo common stock held directly by Mr. Schiffman, (ii) 618,553 shares of Vimeo common stock underlying vested options held by Mr. Schiffman and (iii) 2,203 shares of Vimeo common stock underlying RSUs held by Mr. Schiffman that will vest within 60 days of April 10, 2023.

21.
Consists of 107,157 shares of Vimeo common stock held directly by Mr. von Furstenberg.

64 Vimeo, Inc. 2023 Proxy Statement

Certain Relationships and Related Party Transactions
Policies and Procedures for Related Party Transactions
We currently have a written related party transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related party transactions. For purposes of our policy only, a related person transaction is a transaction, contract, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (x) we were, are or will be a participant, (y) the amount involved exceeds or is expected to exceed $120,000 and (z) a related party had, has or will have a direct or indirect material interest. Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, our management must present information regarding the related party transaction to the Audit Committee for review, consideration and approval or ratification. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related party transactions and to effectuate the terms of the policy.
Related Party Transactions
Based on a review of the transactions between Vimeo and our directors and executive officers, their immediate family members, and their affiliated entities, as well as beneficial owners of more than 5% of the outstanding shares of our common stock and/or Class B common stock, we have determined that, since the beginning of 2022, we were a party to a number of transactions identified as related party transactions under our related party transaction policy.
Relationship with IAC following the Spin-off
Following the Spin-off, the relationship between Vimeo and IAC has been governed by a number of agreements. These agreements include: a separation agreement; a tax matters agreement; a transition services agreement; an employee matters agreement; and a data protection agreement. These agreements were entered into as of May 24, 2021 and are filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023, and the summaries of these documents that follow are qualified in their entirety by reference to the full text of those documents. The total related charges for the years ended December 31, 2022, 2021, and 2020 were $3.6 million, $12.8 million, and $10.3 million, respectively. At December 31, 2022, there was no amount due to IAC. At December 31, 2021, Vimeo had a current payable due to IAC of $6.4 million, which was subsequently paid in January 2022. Certain of the services subject to these agreements have continued into 2023.
In November 2021, Vimeo entered into a sublease agreement with a subsidiary of Angi Inc., which is also an indirect subsidiary of IAC, whereby Vimeo agreed to sublease the 10th floor at 330 West 34th Street (the “West 34th Street Sublease”) in New York City. In July 2022, Vimeo extended the terms of the West 34th Street Sublease, and added a sublease of a portion of the fifth floor, both through April 2028. At December 31, 2022 Vimeo had a current lease liability of  $2.0 million and a non-current lease liability of  $13.0 million related to the West 34th Street Sublease. Prior to the Spin-off, IAC allocated rent expense to Vimeo for the space that it occupied in IAC’s headquarters building at 555 West 18th Street in New York City. Upon the completion of the Spin-off, Vimeo entered into an operating lease agreement with IAC for this space, which Vimeo subsequently vacated on June 30, 2022. The total rent expense for these two locations for the years ended December 31, 2022, 2021, and 2020 were $4.6 million, $4.4 million, and $3.8 million, respectively.
For the years ended December 31, 2021 and 2020, Vimeo’s consolidated statement of operations also includes $1.0 million and $6.1 million of costs allocated by IAC, including stock-based compensation expense, related to IAC’s accounting, treasury, legal, tax, corporate support, financial systems, and internal audit functions. These allocations were based on Vimeo’s revenue as a percentage of IAC’s total revenue and are reflected in Vimeo’s

Vimeo, Inc. 2023 Proxy Statement 65

Certain Relationships and Related Party Transactions
consolidated balance sheet for the fiscal year ended December 31, 2022 in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 within “Additional paid-in-capital.” It is not practicable to determine the actual expenses that would have been incurred for these services had Vimeo operated as a standalone entity during the periods presented. Management considers the allocation method to be reasonable.
Separation Agreement
The separation agreement provided for restructuring transactions including, among other things, the transfer to Vimeo of IAC’s equity interests in Vimeo OpCo and the repayment by Vimeo OpCo of all outstanding intercompany debt owed to IAC and its subsidiaries (other than Vimeo OpCo’s subsidiaries). The separation agreement also provided for the pre-Spin-off adoption of the certificate of incorporation and by-laws of Vimeo that came into effect at the time of the Spin-off.
Tax Matters Agreement
In connection with the Spin-off, IAC and Vimeo entered into a tax matters agreement that governs the parties’ respective rights, responsibilities and obligations with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the distribution to qualify as tax-free for U.S. federal income tax purposes), entitlement to refunds, allocation of tax attributes, preparation of tax returns, control of tax contests and other tax matters.
In addition, the tax matters agreement imposes certain restrictions on Vimeo and its subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) designed to preserve the tax-free status of the distribution. The tax matters agreement provides special rules that allocate tax liabilities in the event the distribution fails to qualify as a transaction that is generally tax-free for U.S. federal income tax purposes under Sections 355(a) and 368(a)(1)(D) of the Code. Under the tax matters agreement, IAC and Vimeo generally are responsible for any taxes and related amounts imposed on either of the parties as a result of a failure to so qualify to the extent that the failure to so qualify is attributable to a breach of the relevant representations or covenants made by that party in the tax matters agreement or an acquisition of such party’s equity securities or assets.
Employee Matters Agreement
The employee matters agreement covers a range of compensation and benefit matters related to the Spin-off. In general, under the employee matters agreement IAC assumed or retained (i) all liabilities with respect to IAC employees, former IAC employees and their dependents and beneficiaries under all IAC employee benefit plans, and (ii) all liabilities with respect to the employment or termination of employment of all IAC employees, former IAC employees and other service providers. Vimeo assumed or retained (i) all liabilities under its employee benefit plans, and (ii) all liabilities with respect to the employment or termination of employment of all Vimeo employees, former employees and other service providers.
As of January 1, 2022, Vimeo no longer participates in IAC employee benefit plans, but has established its own employee benefit plans that are substantially similar to the plans sponsored by IAC prior to the Spin-off.
Transition Services Agreement
Under the transition services agreement, each of IAC and Vimeo provides to the other party on an interim, transitional basis, various support services, which includes support with governmental affairs, finance and accounting services, corporate sourcing, legal affairs, systems support, and any such other support services as to which IAC and Vimeo mutually agree. The charges for these services are generally on an actual cost basis (without markup), except as otherwise agreed upon prior to the completion of the Spin-off. Each of IAC and Vimeo, as recipient of services, has the right to terminate the transition services agreement with respect to one or more particular services upon 90 days’ prior written notice.
In general, the services began on the date of the completion of the Spin-off and cover a period generally not expected to exceed 12 months following the Spin-off. Each of IAC and Vimeo, as recipient of services, has the right to terminate the transition services agreement with respect to one or more particular services upon 90 days’ prior written notice.

66 Vimeo, Inc. 2023 Proxy Statement

Certain Relationships and Related Party Transactions
In September 2021, Vimeo and IAC entered into an allocation agreement whereby Vimeo maintains coverage under IAC’s membership with a patent risk management service, RPX Corporation (“RPX”), and whereby Vimeo shares the costs of IAC’s membership with RPX for the period through September 18, 2023. In October 2021, Vimeo paid to IAC $200,000 in connection with the RPX allocation agreement for the period of September 2021 to September 2022, and in September 2022, Vimeo paid to IAC $200,000 in connection with the RPX allocation agreement for the period of September 2022 to September 2023.

Vimeo, Inc. 2023 Proxy Statement 67

Other Matters
Annual Reports
Upon written request to the Corporate Secretary, Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, Vimeo will provide without charge to each person solicited a printed copy of Vimeo’s 2022 Annual Report on Form 10-K, including the financial statements and financial statement schedule filed therewith. Copies are also available on our website, www.vimeo.com. Vimeo will furnish requesting stockholders with any exhibit to its 2022 Annual Report on Form 10-K upon payment of a reasonable processing fee.
Stockholder Proposals and Director Nominees for Presentation at the 2023 Annual Meeting
Eligible stockholders who wish to have a proposal considered for inclusion in Vimeo’s proxy materials for presentation at the 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposals are received by Vimeo at its corporate headquarters no later than December 27, 2023. Stockholder proposals submitted for inclusion in Vimeo’s proxy materials must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. If Vimeo does not receive notice of the proposal at its corporate headquarters prior to such date, such proposal will be considered untimely for purposes of Rules 14a-8. If the date of the 2024 Annual Meeting of Stockholders is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before Vimeo begins to print and send proxy materials. If that happens, Vimeo will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
Eligible stockholders who wish to present a proposal at the 2024 Annual Meeting of Stockholders without inclusion of the proposal in Vimeo’s proxy materials are required to provide notice of such proposal to Vimeo no later than March 11, 2024. If Vimeo does not receive notice of the proposal at its corporate headquarters prior to such date, such proposal will be considered untimely for purposes of Rule 14a-4 and 14a-5 of the Exchange Act, and those Vimeo officers who have been designated as proxies for the 2024 Annual Meeting will accordingly be authorized to exercise discretionary voting authority to vote for or against the proposal. Vimeo reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 Annual Meeting of Stockholders must deliver written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2024. If we change the date of the 2024 annual meeting of stockholders by more than 30 days from the date of this year’s Annual Meeting, your written notice must be received by the later of 60 days prior to the date of the 2024 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to send one set of printed proxy materials to any household at which two or more stockholders reside if they appear to be members of the same family or have given their written consent (each stockholder continues to receive a separate proxy card). This process, which is commonly referred to as “householding,” reduces the number of duplicate copies of proxy materials stockholders receive and reduces printing and mailing costs. Only one set of our printed proxy materials will be sent to stockholders eligible for householding unless contrary instructions have been provided.
Once you have received notice that your broker or Vimeo will be householding your proxy materials, householding will continue until you are notified otherwise or you revoke your consent. You may request a separate Notice or set of printed proxy materials by sending a written request to Investor Relations, Vimeo, Inc., 330 West 34th Street,

68 Vimeo, Inc. 2023 Proxy Statement

Other Matters
5th Floor, New York, New York 10001, by calling +1 212-524-8791 or by e-mailing ir@vimeo.com. Upon request, Vimeo undertakes to deliver such materials promptly.
If at any time: (i) you no longer wish to participate in householding and would prefer to receive a separate set of our printed proxy materials or (ii) you and another stockholder sharing the same address wish to participate in householding and prefer to receive one set of our proxy materials, please notify your broker if you hold your shares in street name or Vimeo if you are a stockholder of record. You can notify us by sending a written request to Investor Relations, Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, by calling +1 212-524-8791 or by e-mailing ir@vimeo.com.

Vimeo, Inc. 2023 Proxy Statement 69

Annex A
VIMEO, INC.
2021 STOCK AND ANNUAL INCENTIVE PLAN
(as amended and restated as of                  )
Section 1.
PURPOSE; DEFINITIONS

     The purposes of this Plan are to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock and incentive plan providing incentives directly linked to stockholder value. Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:
            (a)                     “Adjusted Award” means (i) any equity-based award granted by IAC that is converted into an equity-based award relating to the Company upon the occurrence of a separation of the Company from IAC, or (ii) any equity-based award granted by Vimeo, Inc. that is converted into an equity-based award relating to the Company in connection with a separation of the Company from IAC.
            (b)                     “Affiliate” means a corporation or other entity controlled by, controlling or under common control with, the Company.
            (c)                     “Affiliated Persons” means, with respect to any specified Person, (i) such specified Person’s parents, spouse, siblings, descendants, step children, step grandchildren, nieces and nephews and their respective spouses, (ii) the estate, legatees and devisees of such specified Person and each of the Persons referred to in clause (i), and (iii) any company, partnership, trust or other entity or investment vehicle controlled by any of the Persons referred to in clause (i) or (ii) or the holdings of which are for the primary benefit of any of such Persons.
            (d)                     “Applicable Exchange” means the NASDAQ or such other securities exchange as may at the applicable time be the principal market for the Common Stock.
            (e)                     “Award” means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, other stock-based award or Cash-Based Award granted or assumed pursuant to the terms of this Plan.
            (f)                     “Award Agreement” means a written or electronic document or agreement setting forth the terms and conditions of a specific Award.
            (g)                     “Board” means the Board of Directors of the Company.
            (h)                     “Cash-Based Award” means an Award denominated in a dollar amount.
            (i)                     “Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) the willful or gross neglect by a Participant of his employment duties; (B) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by a Participant; (C) a material breach by a Participant of a fiduciary duty owed to the Company or any of its subsidiaries; (D) a material breach by a Participant of any nondisclosure, non-solicitation or non-competition obligation owed to the Company or any of its Affiliates; (E) a material violation of any of the Company’s “Core Policies,” including its insider trading and harassment policies; or (F) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement. Notwithstanding the general rule of Section 2(c), following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

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            (j)                     “Change in Control” has the meaning set forth in Section 10(a).
            (k)                     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.
            (l)                     “Commission” means the Securities and Exchange Commission or any successor agency.
            (m)                     “Committee” has the meaning set forth in Section 2(a).
            (n)                     “Common Stock” means common stock, par value $0.001 per share, of the Company.
            (o)                     “Company” means Vimeo, Inc., a Delaware corporation, or its successor.
            (p)                     “Disability” means (i) “Disability” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code and, with respect to all Awards, to the extent required by Section 409A of the Code, Disability shall mean “disability” within the meaning of Section 409A of the Code.
            (q)                     “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.
            (r)                     “Eligible Individuals” means directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective directors, officers, employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates.
            (s)                     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
            (t)                     “Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the Applicable Exchange on the date of measurement, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, provided that such determination shall be made in a manner consistent with any applicable requirements of Section 409A of the Code.
            (u)                     “Free-Standing SAR” has the meaning set forth in Section 5(b).
            (v)                     “Grant Date” means (i) the date on which the Committee by resolution selects an Eligible Individual to receive a grant of an Award and determines the number of Shares to be subject to such Award or the formula for earning a number of shares or cash amount, (ii) such later date as the Committee shall provide in such resolution, and (iii) the initial date on which a Adjusted Award was granted by IAC or Vimeo, Inc., as applicable.

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            (w)                     “IAC” means IAC/InterActiveCorp, a Delaware corporation.
            (x)                     “Incentive Stock Option” means any Option that is designated in the applicable Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code, and that in fact so qualifies.
            (y)                     “Individual Agreement” means an employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.
            (z)                     “NASDAQ” means the National Association of Securities Dealers Inc. Automated Quotation System.
            (aa)                   “Nonqualified Option” means any Option that is not an Incentive Stock Option.
            (bb)                   “Option” means an Award described under Section 5.
            (cc)                   “Participant” means an Eligible Individual to whom an Award is or has been granted.
            (dd)                   “Permitted Holders” means any one or more of  (i) Barry Diller, (ii) each of the respective Affiliated Persons of Barry Diller and (iii) any Person a majority of the aggregate voting power of all the outstanding classes or series of the equity securities of which are beneficially owned by any one or more of the Persons referred to in clauses (i) or (ii).
            (ee)                   “Performance Goals” means the performance goals established by the Committee in connection with the grant of an Award.
            (ff)                     “Person” means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.
            (gg)                   “Plan” means this Vimeo, Inc. 2021 Stock and Annual Incentive Plan, as set forth herein and as hereafter amended from time to time.
            (hh)                   “Restricted Stock” means an Award described under Section 6.
            (ii)                     “Restricted Stock Units” means an Award described under Section 7.
            (jj)                     “Retirement” means retirement from active employment with the Company, a Subsidiary or Affiliate at or after the Participant’s attainment of age 65.
            (kk)                    “RS Restriction Period” has the meaning set forth in Section 6(b)(ii).
            (ll)                     “RSU Restriction Period” has the meaning set forth in Section 7(b)(ii).
            (mm)                  “Share” means a share of Common Stock.
            (nn)                    “Stock Appreciation Right” has the meaning set forth in Section 5(b).
            (oo)                    “Subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.
            (pp)                    “Tandem SAR” has the meaning set forth in Section 5(b).

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            (qq)                   “Term” means the maximum period during which an Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement.
            (rr)                     “Termination of Employment” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, if a Participant’s employment with, or membership on a board of directors of, the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee director capacity or as an employee, as applicable, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of  (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. Notwithstanding the foregoing, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.
Section 2.
ADMINISTRATION

      Committee. The Plan shall be administered by the Compensation and Human Resources Committee of the Board or such other committee of the Board as the Board may from time to time designate (the “Committee”), which committee shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. The Committee shall, subject to Section 11, have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Among other things, the Committee shall have the authority, subject to the terms of the Plan:
            (i)                     to select the Eligible Individuals to whom Awards may from time to time be granted;
            (ii)                     to determine whether and to what extent Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, other stock-based awards, Cash-Based Awards or any combination thereof, are to be granted hereunder;
            (iii)                     to determine the number of Shares to be covered by each Award granted hereunder or the amount of any Cash-Based Award;
            (iv)                     to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;
            (v)                     subject to Section 12, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time;
            (vi)                     to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
            (vii)                     to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;
            (viii)                     to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);
            (ix)                     to establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;

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            (x)                     to decide all other matters that must be determined in connection with an Award; and
            (xi)                     to otherwise administer the Plan.
      Procedures. The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and subject to Section 11, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.
            (i)                     Any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.
      Discretion of Committee. Subject to Section 1(i), any determination made by the Committee or by an appropriately delegated officer pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, Participants, and Eligible Individuals.
      Award Agreements. The terms and conditions of each Award (other than any Cash-Based Award), as determined by the Committee, shall be set forth in an Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement. Award Agreements may be amended only in accordance with Section 12 hereof.
Section 3.
COMMON STOCK SUBJECT TO PLAN

      Plan Maximums. The maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be the sum of  (i) the number of Shares that may be issuable upon exercise, vesting or settlement of Adjusted Awards and (ii) 20,000,000. The maximum number of Shares that may be granted pursuant to Options intended to be Incentive Stock Options shall be 10,000,000 Shares. Shares subject to an Award under the Plan may be authorized and unissued Shares or may be treasury Shares.
Individual Limits. During a calendar year, no single Participant (excluding non-employee directors of the Company) may be granted:
            (i)                     Options or Stock Appreciation Rights covering in excess of 3,000,000 Shares in the aggregate; or
            (ii)                     Restricted Stock, Restricted Stock Units or other stock-based awards (other than Options or Stock Appreciation Rights) covering in excess of 2,000,000 Shares in the aggregate.
Rules for Calculating Shares Delivered.
            (i)                     With respect to Awards other than Adjusted Awards, to the extent that any Award is forfeited, terminates, expires or lapses without being exercised, or any Award is settled for cash, the Shares subject to such Award not delivered as a result thereof shall again be available for Awards under the Plan.
            (ii)                     With respect to Awards other than Adjusted Awards, if the exercise price of any Option and/or the tax withholding obligations relating to any Award are satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares delivered or attested to shall be deemed delivered for purposes of the limits set forth in Section 3(a).

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            (iii)                     With respect to Awards other than Adjusted Awards, to the extent any Shares subject to an Award are withheld to satisfy the exercise price (in the case of an Option) and/or the tax withholding obligations relating to such Award, such Shares shall not be deemed to have been delivered for purposes of the limits set forth in Section 3(a).
Adjustment Provisions.
            (i)                     In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, Disaffiliation (other than a spinoff), or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Options and Stock Appreciation Rights.
            (ii)                     In the event of a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Options and Stock Appreciation Rights.
            (iii)                     In the case of Corporate Transactions, the adjustments contemplated by clause (i) of this paragraph (d) may include, without limitation, (A) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which holders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (B) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (C) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust the Performance Goals applicable to any Awards to reflect any Share Change and any Corporate Transaction and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other filings with the Commission. Any adjustments made pursuant to this Section 3(d) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code. Any adjustments made pursuant to this Section 3(d) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code.

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            (iv)                     Any adjustment under this Section 3(d) need not be the same for all Participants.
Section 4.
ELIGIBILITY

      Awards may be granted under the Plan to Eligible Individuals; provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).
Section 5.
OPTIONS AND STOCK APPRECIATION RIGHTS

      With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the terms of the applicable Adjusted Award.
      Types of Options. Options may be of two types: Incentive Stock Options and Nonqualified Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option.
      Types and Nature of Stock Appreciation Rights. Stock Appreciation Rights may be “Tandem SARs,” which are granted in conjunction with an Option, or “Free-Standing SARs,” which are not granted in conjunction with an Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, Shares, or both, in value equal to the product of  (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Common Stock or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.
      Tandem SARs. A Tandem SAR may be granted at the Grant Date of the related Option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Option is exercisable in accordance with the provisions of this Section 5, and shall have the same exercise price as the related Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Option, and the related Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.
      Exercise Price. The exercise price per Share subject to an Option or Stock Appreciation Right shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a share of the Common Stock on the applicable Grant Date. In no event may any Option or Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 3(d), to decrease the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Option or Stock Appreciation Right with a lower exercise price or otherwise be subject to any action that would be treated under the Applicable Exchange listing standards or for accounting purposes, as a “repricing” of such Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders.
      Term. The Term of each Option and each Stock Appreciation Right shall be fixed by the Committee, but shall not exceed ten years from the Grant Date.
      Vesting and Exercisability. Except as otherwise provided herein, Options and Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option or Stock Appreciation Right will become exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Option or Stock Appreciation Right.
      Method of Exercise. Subject to the provisions of this Section 5, Options and Stock Appreciation Rights may be exercised, in whole or in part, at any time during the applicable Term by giving written notice of exercise to the Company or through the procedures established with the Company’s appointed third-party Plan administrator

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specifying the number of Shares as to which the Option or Stock Appreciation Right is being exercised; provided, however, that, unless otherwise permitted by the Committee, any such exercise must be with respect to a portion of the applicable Option or Stock Appreciation Right relating to no less than the lesser of the number of Shares then subject to such Option or Stock Appreciation Right or 100 Shares. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the aggregate purchase price (which shall equal the product of such number of Shares subject to such Option multiplied by the applicable per Share exercise price) by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made as follows:
            (i)            Payment may be made in the form of unrestricted Shares already owned by Participant (by delivery of such Shares or by attestation) of the same class as the Common Stock subject to the Option (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted.
            (ii)            To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms. To the extent permitted by applicable law, the Committee may also provide for Company loans to be made for purposes of the exercise of Options.
            (iii)            Payment may be made by instructing the Company to withhold a number of Shares having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Option is exercised) equal to the product of  (A) the exercise price per Share multiplied by (B) the number of Shares in respect of which the Option shall have been exercised.
      Delivery; Rights of Stockholders. No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld. The applicable Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to the Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 14(a), and (iii) in the case of an Option, has paid in full for such Shares.
      Terminations of Employment. Subject to Section 10(b), a Participant’s Options and Stock Appreciation Rights shall be forfeited upon such Participant’s Termination of Employment, except as set forth below:
            (i)            Upon a Participant’s Termination of Employment by reason of death, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of  (A) the first anniversary of the date of such death and (B) the expiration of the Term thereof;
            (ii)            Upon a Participant’s Termination of Employment by reason of Disability or Retirement, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of  (A) the first anniversary of such Termination of Employment and (B) the expiration of the Term thereof;
            (iii)            Upon a Participant’s Termination of Employment for Cause, any Option or Stock Appreciation Right held by the Participant shall be forfeited, effective as of such Termination of Employment;
            (iv)            Upon a Participant’s Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Option or Stock Appreciation Right held by the Participant that was

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exercisable immediately before the Termination of Employment may be exercised at any time until the earlier of  (A) the 90th day following such Termination of Employment and (B) expiration of the Term thereof; and
            (v)            Notwithstanding the above provisions of this Section 5(i), if a Participant dies after such Participant’s Termination of Employment but while any Option or Stock Appreciation Right remains exercisable as set forth above, such Option or Stock Appreciation Right may be exercised at any time until the later of  (A) the earlier of  (1) the first anniversary of the date of such death and (2) expiration of the Term thereof and (B) the last date on which such Option or Stock Appreciation Right would have been exercisable, absent this Section 5(i)(v).
      Notwithstanding the foregoing, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Employment; provided, however, that if such rules are less favorable to the Participant than those set forth above, such rules are set forth in the applicable Award Agreement. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Option.
      Nontransferability of Options and Stock Appreciation Rights. No Option or Stock Appreciation Right shall be transferable by a Participant other than (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonqualified Option or Stock Appreciation Right, pursuant to a qualified domestic relations order or as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant’s family members or to a charitable organization, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. A Tandem SAR shall be transferable only with the related Option as permitted by the preceding sentence. Any Option or Stock Appreciation Right shall be exercisable, subject to the terms of this Plan, only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to this Section 5(j), it being understood that the term “Participant” includes such guardian, legal representative and other transferee; provided, however, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original Participant.
Section 6.
RESTRICTED STOCK

      With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the terms of the applicable Adjusted Award.
      Nature of Awards and Certificates. Shares of Restricted Stock are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Vimeo, Inc.”
      The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.
      Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:
            (i)            The Committee shall, prior to or at the time of grant, condition the vesting or transferability of an Award of Restricted Stock upon the continued service of the applicable Participant

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or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant, vesting, or transferability and the other provisions of Restricted Stock Awards (including without limitation any Performance Goals) need not be the same with respect to each Participant.
            (ii)            Subject to the provisions of the Plan and the applicable Award Agreement, so long as a Restricted Stock Award remains subject to the satisfaction of vesting conditions (the “RS Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.
            (iii)            Except as provided in this Section 6 and in the applicable Award Agreement, the applicable Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Award Agreement and subject to Section 14(e), (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, and (B) subject to any adjustment pursuant to Section 3(d), dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.
            (iv)            Except as otherwise set forth in the applicable Award Agreement and subject to Section 10(b), upon a Participant’s Termination of Employment for any reason during the RS Restriction Period or before the applicable Performance Goals are satisfied, all Shares of Restricted Stock still subject to restriction shall be forfeited by such Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant’s Shares of Restricted Stock.
            (v)            If and when any applicable Performance Goals are satisfied and the RS Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.
Section 7.
RESTRICTED STOCK UNITS

      With respect to Adjusted Awards, the provisions below will be applicable only to the extent that they are not inconsistent with the terms of the applicable Adjusted Award.
      Nature of Awards. Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares or both, based upon the Fair Market Value of a specified number of Shares.
      Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions:
            (i)            The Committee shall, prior to or at the time of grant, condition the grant, vesting, or transferability of Restricted Stock Units upon the continued service of the applicable Participant or the attainment of Performance Goals, or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant, vesting or transferability and the other provisions of Restricted Stock Units (including without limitation any Performance Goals) need not be the same with respect to each Participant.
            (ii)            Subject to the provisions of the Plan and the applicable Award Agreement, so long as an Award of Restricted Stock Units remains subject to the satisfaction of vesting conditions (the “RSU Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

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            (iii)            The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or delayed payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock (subject to Section 14(e) below).
            (iv)            Except as otherwise set forth in the applicable Award Agreement, and subject to Section 10(b), upon a Participant’s Termination of Employment for any reason during the RSU Restriction Period or before the applicable Performance Goals are satisfied, all Restricted Stock Units still subject to restriction shall be forfeited by such Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant’s Restricted Stock Units.
            (v)            Except to the extent otherwise provided in the applicable Award Agreement, an award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest (but in no event later than March 15 of the calendar year following the end of the calendar year in which the Restricted Stock Units vest).
Section 8.
OTHER STOCK-BASED AWARDS

      Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Common Stock, including (without limitation), unrestricted stock, performance units, dividend equivalents, and convertible debentures, may be granted under the Plan.
Section 9.
CASH-BASED AWARDS

      Cash-Based Awards may be granted under this Plan. Cash-Based Awards may be paid in cash or in Shares (valued at Fair Market Value as of the date of payment) as determined by the Committee.
Section 10.
CHANGE IN CONTROL PROVISIONS

      Definition of Change in Control. Except as otherwise may be provided in an applicable Award Agreement, for purposes of the Plan, a “Change in Control” shall mean any of the following events:
            (i)            The acquisition by any individual entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than a Permitted Holder, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Company representing more than 50% of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition directly from the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii); or
            (ii)            Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
            (iii)            Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the purchase of assets or stock of

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another entity (a “Business Combination”), in each case, unless immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (B) no Person (excluding a Permitted Holder, any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) will beneficially own, directly or indirectly, more than a majority of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination will have been members of the Incumbent Board at the time of the initial agreement, or action of the Board, providing for such Business Combination; or
            (iv)            Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
      Impact of Event/Double Trigger. Unless otherwise provided in the applicable Award Agreement, subject to Sections 3(d), 10(d) and 14(k), notwithstanding any other provision of this Plan to the contrary, upon a Participant’s Termination of Employment, during the two-year period following a Change in Control, by the Company other than for Cause or Disability or by the Participant for Good Reason (as defined below):
            (i)            any Options and Stock Appreciation Rights outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall be fully exercisable and vested and shall remain exercisable until the later of  (i) the last date on which such Option or Stock Appreciation Right would be exercisable in the absence of this Section 10(b) and (ii) the earlier of (A) the first anniversary of such Change in Control and (B) expiration of the Term of such Option or Stock Appreciation Right;
            (ii)            all Restricted Stock outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall become free of all restrictions and become fully vested and transferable; and
            (iii)            all Restricted Stock Units outstanding as of such Termination of Employment which were outstanding as of the date of such Change in Control shall be considered to be earned and payable in full, and any restrictions shall lapse and such Restricted Stock Units shall be settled as promptly as is practicable (but in no event later than March 15 of the calendar year following the end of the calendar year in which the Restricted Stock Units vest).
For the avoidance of doubt, a spin-off  (or other separation) of the Company from IAC shall not constitute a Change in Control.
      (c)                     For purposes of this Section 10, “Good Reason” means (i) “Good Reason” as defined in any Individual Agreement or Award Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Good Reason, without the Participant’s prior written consent: (A) a material reduction in the Participant’s rate of annual base salary from the rate of annual base salary in effect for such Participant immediately prior to the Change in Control, (B) a relocation of the Participant’s principal place of business more than 35 miles from the city in which such Participant’s principal place of business was located immediately prior to the Change in Control or (C) a material and demonstrable adverse change in the nature and scope of the Participant’s duties from those in effect immediately prior to the Change in Control. In order to invoke a Termination of Employment for Good Reason, a Participant shall provide written notice to the Company of the existence of one or more of the conditions described in clauses (A) through (C) within 90 days following the

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Participant’s knowledge of the initial existence of such condition or conditions, and the Company shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company fails to remedy the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within 90 days following the Cure Period in order for such Termination of Employment to constitute a Termination of Employment for Good Reason.
      (d)                     Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 10 shall be applicable only to the extent specifically provided in the Award Agreement or in the Individual Agreement.
Section 11.
SECTION 16(b)

      The provisions of this Plan are intended to ensure that no transaction under the Plan is subject to (and all such transactions will be exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act (“Section 16(b)”). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).
Section 12.
TERM, AMENDMENT AND TERMINATION

      Effectiveness. The Plan shall be effective as of May 17, 2021 (the “Effective Date”).
      Termination. The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.
      Amendment of Plan. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law (including without limitation Section 409A of the Code), stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange.
      Amendment of Awards. Subject to Section 5(d), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall, without the Participant’s consent, materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.
UNFUNDED STATUS OF PLAN
      It is intended that the Plan constitute an “unfunded” plan. Solely to the extent permitted under Section 409A, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
GENERAL PROVISIONS
      Conditions for Issuance. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of

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counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.
      Additional Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.
      No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.
      Required Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount (not to exceed the maximum amount statutorily that is required by statute to be withheld). If determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.
      Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 3 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 14(e).
      Designation of Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such eligible Individual, after such Participant’s death, may be exercised.
      Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Company.
      Governing Law; Venue and Interpretation. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. Any disputes arising out of or relating to the Plan or any Award shall be commenced shall be commenced exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal or state court of competent jurisdiction located in the State of Delaware. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.
      Non-Transferability. Except as otherwise provided in Section 5(j) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.
      Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll

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maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.
      Section 409A of the Code. It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 14(k), and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, if the Participant is a “specified employee” within the meaning of Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant’s Termination of Employment shall be delayed until the earlier of  (A) the first day of the seventh month following the Participant’s Termination of Employment and (B) the Participant’s death. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award.
      Adjusted Awards. Notwithstanding anything in this Plan to the contrary, to the extent that the terms of this Plan are inconsistent with the terms of an Adjusted Award, the terms of the Adjusted Award shall be governed by the applicable plan under which the Adjusted Award was granted and the award agreement thereunder (in each case, as amended prior to the occurrence of the separation). Any reference to a “change in control,” “change of control” or similar definition in an Award Agreement or the applicable plan for any Adjusted Award shall be deemed to refer to a “change in control,” “change of control” or similar transaction with respect to the Company (as successor to the originally-referenced entity) for such Adjusted Award.
      (m)                     Termination for Cause. Notwithstanding anything herein to the contrary, if a Participant incurs a Termination of Employment for Cause, a Participant resigns in anticipation of being terminated by the Company for Cause or following any termination of a Participant’s employment with the Company for any reason, the Company becomes aware that during the two (2) years prior to such Termination of Employment with the Company there was an event or circumstance that would have been grounds for Termination of Employment for Cause, and the basis of any such termination (x) causes, caused or is reasonable likely to cause significant business or reputational harm to the Company or any of its Affiliates (as determined in the good faith discretion of the Board) or (y) involves or involved fraudulent misconduct that relates to or harms the Company or any of its Affiliates (the circumstances of either (x) or (y), the “Underlying Event”), then (A) all Options and SARs, whether or not vested, and all other unvested Awards held by such Participant shall be immediately forfeited by the Participant without consideration and cancelled and (B) if any portion of the Participant’s Awards were exercised and/or settled after the Underlying Event, the Company shall be entitled to recover from the Participant at any time within two (2) years after such exercise or settlement, and the Participant shall pay over to the Company, any amounts realized as a result of the exercise or settlement. This remedy shall be without prejudice to, or waiver of, any other remedies the Company or its subsidiaries or Affiliates may have in such event.

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We have provided Adjusted EBITDA in this proxy statement. Adjusted EBITDA is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). We use this non-GAAP financial measure internally as one of the measures of Company performance for our compensation programs. However, our presentation of this non-GAAP financial measure may differ from the presentation of similarly titled measures by other companies. This non-GAAP measure should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We endeavor to compensate for the limitations of the non-GAAP measure presented by providing the comparable GAAP measure with equal or greater prominence and descriptions of the reconciling items, including quantifying such items, to derive the non-GAAP measure. We encourage investors to examine the reconciling adjustments between the GAAP and corresponding non-GAAP measure, which we discuss below.
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”)is defined as operating loss excluding: (1) stock-based compensation expense; (2) depreciation; (3) acquisition-related items consisting of  (i) amortization of intangible assets, (ii) impairments of goodwill and intangible assets, if applicable, and (iii) gains and losses recognized on changes in the fair value of contingent consideration arrangements; and (4) restructuring costs associated with exit or disposal activities such as a reduction in force. We believe this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. The above items are excluded from our Adjusted EBITDA measure because these items are either non-cash or nonrecurring in nature. Adjusted EBITDA has certain limitations because it excludes the impact of these expenses.
The reconciliation of net loss to Adjusted EBITDA is as follows:
($ in millions; rounding differences may occur)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Reconciliation of net loss to Adjusted EBITDA:
Net loss	$(5.1)	$(24.0)	$(79.6)	$(52.8)
Add back:
Income tax provision (benefit)	0.5	0.4	1.9	0.8
Other (income) expense, net	(2.1)	(0.1)	(5.8)	(10.2)
Interest expense-related party	—	—	—	0.7
Interest expense	0.1	0.1	0.5	0.4
Operating loss	(6.5)	(23.6)	(82.9)	(61.0)
Operating Loss Margin	(6)%	(22)%	(19)%	(16)%
Add back:
Stock-based compensation expense	12.1	14.4	64.3	44.9
Depreciation	0.1	0.3	2.2	0.9
Amortization of intangibles	1.2	1.3	5.1	5.8
Contingent consideration	(0.5)	—	(1.1)	—
Restructuring costs	—	—	4.2	—
Adjusted EBITDA	$6.5	$(7.6)	$(8.2)	$(9.4)
Adjusted EBITDA Margin	6%	(7)%	(2)%	(2)%

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Items That Are Excluded From Non-GAAP Measure
Stock-based compensation expense consists of expense associated with the grants of Vimeo stock-based awards. These expenses are not paid in cash and we view the economic costs of stock-based awards to be the dilution to our share base. We also consider the dilutive impact of stock-based awards in GAAP diluted earnings per share, to the extent such impact is dilutive.
Depreciation is a non-cash expense relating to our leasehold improvements and equipment and is computed using the straight-line method to allocate the cost of depreciable assets to operations over their estimated useful lives, or, in the case of leasehold improvements, the lease term, if shorter.
Amortization of intangible assets and impairments of goodwill and intangible assets are non-cash expenses related to acquisitions. At the time of an acquisition, the identifiable definite-lived intangible assets of the acquired company, such as customer relationships, technology and trade names, are valued and amortized over their estimated lives. An impairment is recorded when the carrying value of an intangible asset or goodwill exceeds its fair value. We believe that intangible assets represent costs incurred by the acquired company to build value prior to acquisition and the related amortization and impairments of intangible assets or goodwill, if applicable, are not ongoing costs of doing business.
Gains and losses recognized on changes in the fair value of contingent consideration arrangements are accounting adjustments to report contingent consideration liabilities at fair value. These adjustments can be highly variable and are excluded from our assessment of performance because they are considered non-operational in nature and, therefore, are not indicative of current or future performance or the ongoing cost of doing business.
Restructuring costs consist of costs associated with exit or disposal activities such as severance and other post-employment benefits paid in connection with a reduction in force. We consider these costs to be non-recurring in nature and therefore, are not indicative of current or future performance or the ongoing cost of doing business.

86 Vimeo, Inc. 2023 Proxy Statement

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY*To be voted upon by holders of Common Stock voting as a separate classV07034-P86714! ! !ForAllWithholdAllFor AllExceptFor Against AbstainFor Against Abstain! ! !! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.VIMEO, INC.ATTN: LEGAL330 WEST 34TH STREET, 5TH FLOORNEW YORK, NY 10001VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on Monday, June 5, 2023. Have this proxy card inhand when you access the web site and follow the instructions to obtain the recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VMEO2023You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on Monday, June 5, 2023. Have this proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date this proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE wPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1. Election of DirectorsThe Board of Directors recommends you vote FOReach of the nominees listed in Proposal 1:PROXY CARD FOR HOLDERS OF COMMON STOCKVIMEO, INC.01) Alexander von Furstenberg02) Adam Gross03) Alesia J. Haas*04) Jay Herratti05) Ida Kane*06) Mo Koyfman07) Shelton "Spike" Lee*08) Nabil Mallick09) Glenn Schiffman10) Anjali SudNominees:The Board of Directors recommends you vote FOR Proposal 3:The Board of Directors recommends you vote FOR Proposal 4:The Board recommends you vote to hold a non-binding advisory say on pay vote 1 YEAR in accordance with Proposal 2:NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment orpostponement thereof.3. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year endingDecember 31, 2023.4. To approve the amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan (the “2021 Plan”) to increase the number of shares that may bedelivered under the 2021 Plan by 10,000,000.2. The frequency of the non-binding advisory say on pay vote at our Annual Meeting of Stockholders. ! ! ! !1 Year 2 Years 3 Years AbstainSignature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Please note there are two proxy cards, one for Common Stockholders and one for Class B Common Stockholders. Stockholders who receive a Common proxy card and a Class B Common proxy card must vote the shares represented by each card separately.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.VIMEO, INC.Annual Meeting of Stockholders June 6, 2023 10:00 AM ETThis proxy is solicited by the Board of DirectorsYou hereby appoint Anjali Sud and Gillian Munson, or either of them, as proxies for you with full power of substitution to vote all shares of Common Stock, par value $0.01 per share, of VIMEO, INC. (the "Company") that you would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held online on Tuesday, June 6, 2023 at 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/VMEO2023 or at any adjournment thereof  (the "Meeting"). Common Stockholders, voting as a separate class, are entitled to elect three (3) directors at the Meeting. Common Stockholders and Class B Common Stockholders, voting as a single class, are entitled to elect seven (7) directors at the Meeting. Please refer to the Proxy Statement for details. The number of shares of Common Stock entitled to vote appears on the back of this card.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations FOR Proposals 1, 3 and 4 and 1 YEAR for Proposal 2.Continued and to be signed on reverse side

VIMEO, INC.ATTN: LEGAL330 WEST 34TH STREET, 5TH FLOORNEW YORK, NY 10001VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on Monday, June 5, 2023. Have this proxy card inhand when you access the web site and follow the instructions to obtain the recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VMEO2023You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on Monday, June 5, 2023. Have this proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date this proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV07036-P86714VIMEO, INC. For Withhold For All To withhold authority to vote for any individual PROXY CARD FOR HOLDERS OF CLASS B COMMON STOCK AllAllExcept nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1:1.Election of DirectorsNominees: !!! 01)Alexander von Furstenberg02)Adam Gross03)Jay Herratti04)Mo Koyfman 05)Nabil Mallick06)Glenn Schiffman07)Anjali Sud The Board recommends you vote to hold a non-binding advisory say on pay vote 1 YEAR in accordance with Proposal 2: 1 Year 2 Years 3 Years Abstain 2.The frequency of the non-binding advisory say on pay vote at our Annual Meeting of Stockholders. !!!! The Board of Directors recommends you vote FOR Proposal 3:For Against Abstain3.To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending!!!December 31, 2023. The Board of Directors recommends you vote FOR Proposal 4: For Against Abstain 4.To approve the amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan (the “2021 Plan”) to increase the number of shares that may be!!!delivered under the 2021 Plan by 10,000,000.NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Please note there are two proxy cards, one for Common Stockholders and one for Class B Common Stockholders. Stockholders who receive a Common proxy card and a Class B Common proxy card must vote the shares represented by each card separately.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.VIMEO, INC.Annual Meeting of Stockholders June 6, 2023 10:00 AM ETThis proxy is solicited by the Board of DirectorsYou hereby appoint Anjali Sud and Gillian Munson, or either of them, as proxies for you with full power of substitution to vote all shares of Class B Common Stock, par value $0.01 per share, of VIMEO, INC. (the "Company") that you would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held online on Tuesday, June 6, 2023 at 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/VMEO2023 or at any adjournment thereof  (the "Meeting"). Common Stockholders, voting as a separate class, are entitled to elect three (3) directors at the Meeting. Common Stockholders and Class B Common Stockholders, voting as a single class, are entitled to elect seven (7) directors at the Meeting. Please refer to the Proxy Statement for details. The number of shares of Class B Common Stock entitled to vote appears on the back of this card.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations FOR Proposals 1, 3 and 4 and 1 YEAR for Proposal 2.Continued and to be signed on reverse side